FREMONT MUTUAL FUNDS, INC.
               SEMI-ANNUAL REPORT

               [GRAPHIC OMITTED]

               April 30, 1999

                                                                  Fremont
                                                                    Funds [LOGO]

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A message from Michael H. Kosich, President of Fremont Mutual Funds, Inc.

[PHOTO]
Mike Kisoch

Dear Fellow Shareholder,

In my introductory letter to the Fremont Funds 1998 Annual Report, I cautioned against what I viewed as excessive investor pessimism caused by global economic and financial market turmoil in third quarter 1998. At the time, equities markets worldwide had declined sharply and the world as we know it appeared to be jeopardized. All of our equities funds were under pressure in second half fiscal 1998 (October 31), with our international equities funds and small company domestic equities funds getting hit the hardest. We urged our shareholders to be patient and pointed out that equities had survived far worse economic calamities and gone on to deliver better long term investment returns than any other asset class.

Shareholders did not have to wait long for their patience to be rewarded. We are pleased to report that all of our equities funds posted positive returns in first half fiscal 1999, with all but one gaining better than 10%. Special recognition goes to Robert Kern and David Kern, Lead Portfolio Managers of the Fremont U.S. Micro-Cap and U.S. Small Cap Funds. Both Funds delivered exceptional absolute returns and outpaced their Russell 2000 Index benchmark by wide margins.

While investment sentiment brightened dramatically in just six months--I must caution shareholders about excessive optimism. As I write, the Dow Jones has just broken through 11,000--just 24 trading days after eclipsing the historic 10,000 barrier. European equities markets are back at record levels and the long dormant Japanese stock market has come roaring back to life. The emerging markets have also staged breathtaking rallies. Just six months ago, the investment "Chicken Littles" held center stage and had convinced many investors that the sky was falling. Now market cheerleaders are in the spotlight, shouting that the sky is the limit for stock prices.

Prudent investors will not listen to either. They know that there will be ups and downs, generally when least expected. They don't let fear or greed influence investment decisions. They recognize the simple fact that if history is a prologue to the future, stocks will generate the kind of long term returns that will help them achieve their financial goals.

In closing, we urge our shareholders to be prudent investors--to ignore dire warnings of disaster and resist the sirens' calls of easy and unlimited profits. Develop realistic long term financial objectives and continue to allow Fremont Funds' experienced and talented portfolio managers help you achieve them.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich

President

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                               TABLE OF CONTENTS
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Fund Profiles and Letters to Shareholders
Fremont Global Fund........................................................... 2
Fremont International Growth Fund............................................. 4
Fremont International Small Cap Fund.......................................... 6
Fremont Emerging Markets Fund................................................. 8
Fremont U.S. Micro-Cap Fund.................................................. 10
Fremont U.S. Small Cap Fund.................................................. 12
Fremont Growth Fund.......................................................... 14
Fremont Real Estate Securities Fund.......................................... 16
Fremont Bond Fund............................................................ 18
Fremont Money Market Fund.................................................... 20
Fremont California Intermediate Tax-Free Fund................................ 22
Statements of Investments in Securities and Net Assets
Fremont Global Fund.......................................................... 24
Fremont International Growth Fund............................................ 34
Fremont International Small Cap Fund......................................... 36
Fremont Emerging Markets Fund................................................ 37
Fremont U.S. Micro-Cap Fund.................................................. 38
Fremont U.S. Small Cap Fund.................................................. 39
Fremont Growth Fund.......................................................... 40
Fremont Real Estate Securities Fund.......................................... 42
Fremont Bond Fund............................................................ 43
Fremont Money Market Fund.................................................... 46
Fremont California Intermediate Tax-Free Fund................................ 48
Notes to Statements of Investments in Securities and Net Assets,
  Portfolio Abbreviations & Currency Abbreviations........................... 50
Country Diversification...................................................... 51
Combined Financial Statements
Statements of Assets and Liabilities......................................... 52
Statements of Operations..................................................... 56
Statements of Changes in Net Assets.......................................... 60
Financial Highlights......................................................... 64
Notes to Financial Statements................................................ 70

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FREMONT GLOBAL FUND
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Fremont Asset Allocation Committee,
Portfolio Management Team
Fremont Investment Advisors, Inc.

[PHOTOS OMITTED]

David L. Redo, Robert J. Haddick, Alexandra Kinchen, Albert W. Kirschbaum, Peter
F. Landini, Andrew Pang

------------
FUND PROFILE
------------

     Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advan- tageous mix of stocks, bonds and cash. Finally, the portfolio managers select individual securities based on intensive quantitative and fundamental analysis.

To Our Shareholders,

     For the six months ended April 30, 1999, Fremont Global Fund gained 11.94% compared to the Lipper Global Flexible Fund Average's 12.49% advance.

     In the domestic equities portfolio, our growth bias worked well through most of this reporting period. The large-cap growth segment, as represented by the S&P 500 Index, grew nearly 25% in value over this six-month period. A large portion of this gain was focused in the technology sector, where we were over-weighted.

     On the international equities side, our Japanese holdings excelled, as this long dormant market finally snapped back to life. Our over-weighting in Europe restrained returns, with most European markets sagging before regaining momentum in March. U.S. fixed income investments disappointed as the persistently strong economy reawakened inflationary concern. Internationally, we sat out the big Japanese bond market rally, but were handsomely rewarded for maintaining our positions in emerging markets.

     At the close of this  reporting  period,  the Fund had 40% of its assets in
U.S.  equities,  (a  modest  under-weighting  versus  the  benchmark),   23%  in
international equities, 35% in global fixed income, and 2% in cash.

     The U.S. economy just keeps on rolling along. With no evidence of inflation, the Federal Reserve is not likely to take short term interest rates higher in the foreseeable future. However, unless the economy shows some signs of slowing, we doubt interest rates will go much lower. So earnings, not interest rates, will drive the stock market. Corporate earnings will likely be much stronger than in 1998, and perhaps stronger than consensus estimates. Unfortunately, with equities valuations already quite high, good earnings news may already be baked into current prices. This leads us to believe the stock market may lose some momentum in the year ahead.

     The larger European economies have remained sluggish, as is reflected in the weak Euro. The European Central Bank has responded with two interest rate cuts, which should result in European GDP growth of around 2% in calendar 1999. European stock markets have regained some momentum that should be sustained if economic growth and corporate earnings live up to our expectations.

     With the Nikkei 225 among 1999's best performing market indices, Japan has been the big story this reporting period. Our exposure in Japan resulted from finding some good values, particularly in the export sector, rather than from any high degree of confidence in economic reform. We feel the same way today. We think our Japanese holdings have good investment potential. We are however, far from convinced that Japan has made, or will make any meaningful progress in turning the economy around. For example, much is being made over the restructuring of Japanese corporations. Within the last year, more than 500 restructurings have been announced, but to date, only about 25 have actually occurred. With interest rates near zero, Japanese banks are giving money away. But, consumers still aren't spending. The recent run-up in the Japanese stock and bond markets has made ailing bank balance sheets look better. However, they are still burdened by a world of bad debt. Our conclusion is that we can make money in good Japanese stocks, but that the economic miracle investors appear to be expecting is not about to materialize any time soon.

     The U.S. bond market has been dull. We think it will remain so for the next several quarters, with long bond yields in the 5.25% to 5.75% range. We passed on Japanese bonds because of low yields and a higher than average budget deficit in Japan than among other developed nations. We were frankly amazed that Japanese bonds could make any progress at all, let alone advance the way they did. We think this rally will prove shortlived.

     Our patience with our Latin American bond investments paid off. Last year, these bonds were among our worst performers, as Latin America was expected to be the next emerging market domino to fall. We felt otherwise and have been more than adequately rewarded for our contrary opinion. We were also happy with our Korean holdings since the credit rating agencies have since brought Korea back to investment grade.

     Switching to the equity market, MCI Worldcom is a good example of the kind of U.S. stocks we favor. This is really a global telecommunications company well positioned in local, long distance, and data transmission (the internet) in the U.S. and overseas. With 1999 earnings estimated at $1.97 per share versus 1998's $0.83, we are projecting a five-year average annualized earnings growth rate of 31%, a remarkable growth rate for a company the size of MCI Worldcom. The stock is trading at 45 times earnings, which appears rather rich. However, we view this as a reasonable premium considering the S&P 500 is now trading at more than 30 times earnings, which are only projected to grow in single digits in the next two years.

     In closing, we will continue to make allocation and stock selection decisions based on risk as well as reward potential in our effort to preserve and enhance the assets you have entrusted to us.

Sincerely,

/s/ Dave Redo                 /s/ Pete Landini
/s/ Robert J. Haddick         /s/ Alexandra Kinchen
/s/ Albert W. Kirschbaum      /s/ Andrew Pang

Fremont Asset Allocation Committee
Portfolio Managers

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GROWTH OF $10,000 (1)

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                                                       4/30/99
                                                       -------
S&P 500 INDEX                                          $65,988
FREMONT GLOBAL FUND                                    $28,209
SALOMON NON-US GOVT. BOND INDEX (CURRENCY HEDGED)      $23,842
LEHMAN BROS. INTERMEDIATE GOVT./CORP. BOND INDEX       $22,607
MSCI EAFE INDEX                                        $18,489

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    5 YEARS   10 YEARS    SINCE INCEPTION (11/18/88)
----------------------------------------------------------
 5.04%     11.58%    10.20%               10.44%

ANNUAL RETURNS

11/18/88-10/31/89*  +13.71%
11/01/89-10/31/90    -2.64%
11/01/90-10/31/91   +18.38%
11/01/91-10/31/92    +7.10%
11/01/92-10/31/93   +17.51%
11/01/93-10/31/94    +1.74%
11/01/94-10/31/95   +12.78%
11/01/95-10/31/96   +13.72%
11/01/96-10/31/97   +13.01%
11/01/97-10/31/98    +3.62%
11/01/98-04/30/99*  +11.94%

TOP TEN HOLDINGS

S&P 500 Futures,
 240 Contracts, Exp. June `99 ...............      12.0%
Kingdom of Denmark, 7.000%, 11/15/07 ........       1.2%
Deutschland Republic, 5.625%, 01/04/28 ......       0.8%
Government of France, 8.500%, 10/25/19 ......       0.8%
U.S. Treasury Note, 6.500%, 10/15/06 ........       0.8%
Government of Sweden,
 6.000%, 02/09/05 ...........................       0.8%
Caisse D'Amort Dette, 5.125%, 10/25/08 ......       0.8%
U.S. Treasury Bond, 6.250%, 08/15/23 ........       0.8%
United Mexican States, 11.500%, 05/15/26 ....       0.7%
Microsoft Corp. .............................       0.7%
        TOTAL ...............................      19.4%

* Unannualized (1) Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index.

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FREMONT GLOBAL FUND GEOGRAPHIC DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Canada                                  2.8%
United States                          62.5%
Emerging Markets Latin America          0.7%
Emerging Markets Other                  0.6%
Europe                                 26.7%
Japan                                   3.7%
Pacific Rim                             3.0%

FREMONT MUTUAL FUNDS     PAGES 2 AND 3
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FREMONT INTERNATIONAL GROWTH FUND
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Lionel M. Sauvage, Portfolio Manager
Capital Guardian Trust Company
Portfolio Management Team

[PHOTOS OMITTED]

Lionel M. Sauvage, David I. Fisher, Nilly Sikorsky, Hartmut Giesecke, Nancy J. Kyle, Robert Ronus, John McIlwraith, Rudolf M. Staehlin, Richard N. Havas

------------
FUND PROFILE
------------

     Under the stewardship of Capital Guardian Trust Company (CGTC), the Fremont International Growth Fund is a diversified portfolio of international equities believed to have superior capital appreciation potential. CGTC's parent company, The Capital Group Companies, has one of the investment industry's most successful global intelligence networks.

     CGTC employs a multiple portfolio manager system. Nine individual portfolio managers and the collective research analyst team are each given a portion of the portfolio's assets to manage. Each manager's style varies, however, they have a unifying investment objective: superior long term returns versus the same benchmark index. The entire portfolio is carefully monitored to ensure sufficient regional and country diversification.

To Our Shareholders,

     For the six months ended April 30, 1999, the Fremont International Growth Fund returned 19.85% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 15.28% gain.

     We steadily increased our exposure to Japan throughout this six month reporting period, and were rewarded when this long dormant stock market came to life in 1999. We also benefited by taking some profits in Europe, where markets stalled this Spring.

     Although we have an equal weighting in Japan versus the EAFE benchmark, we are materially over-weighted relative to our peer group, many of whom appear convinced that no real economic progress is forthcoming and that the Tokyo rally will be shortlived. We disagree.

     For the first time since the early 80's, Japanese companies are welcoming investment by American and European corporations. Goodyear will lead a joint-venture including all of Sumitomo Rubber's non-Japanese operations and has taken a 10% stake in the company. Renault has taken a 37% stake in ailing Nissan. Ten years ago, you might have expected Sumitomo to buy Goodyear and Nissan to be bailing out Renault. The Japanese are finally willing to let foreign corporations help them by providing capital and management expertise. Japan is restructuring internally as well, with a substantial number of restructurings announced in the last year. Importantly, corporate acquirers can now amortize good will over 40 years instead of just 5 years. This means deals can now be done without penalizing acquiring companies' earnings.

     A year ago Japanese banks had to pay a 150 basis point (1.5%) premium to borrow money internationally. Today, they pay no premium at all, a clear signal that the world's lenders believe the Japanese government's bank reform package announced in the Fall of 1998 and implemented this March will be effective.

     Traditionally, Japanese banks have owned huge positions in Japanese corporations and vice versa. Investors have been concerned, and rightfully so, that if the ailing banks had to liquidate these positions, Japanese corporate stocks would plummet. Corporations will soon be allowed to use stock holdings held in treasury and other companies' stocks for pension fund contributions. This will provide a new home for these "cross-holdings."

     If you look at the macro-economic numbers, there is little evidence of an economic turnaround in Japan. But, that is looking at what is, not what will be. We believe the Japanese corporate culture is changing, that some of the government's economic reforms will work, and that the Japanese stock market can sustain its momentum.

     We are now modestly under-weighted in Europe, where we have been taking profits in telecommunications stocks that are now fairly if not fully priced. We are now focusing on more reasonably priced cyclicals, like engineering and construction stocks, that have lagged the market.

     Administratively, the introduction of the Euro on January 1, 1999 went without a hitch, surprising many people who thought there would be problems. However, the Euro has not been the strong currency that many anticipated, declining substantially against the dollar through April. The Euro's weakness reflects sluggish European economic growth. The European Central Bank cut interest rates in January and April in an attempt to re-invigorate the regions' economies. This is somewhat of a reversal in European monetary policy. Previously, central banks had wanted the Euro to start out strong. But the newly formed European Central Bank (ECB) yielded to a combination of weakness in emerging markets, pressure from the Fed to relax liquidity conditions worldwide and political pressure to boost growth. We believe these rate cuts will help stimulate European economies and stock markets.

     Let's return to the Land of the Rising Sun, for an illustration of the kind of stock we currently favor. Jusco is Japan's largest retailer, owning supermarkets, department stores, drug stores and specialty shops. Under a new generation of family management, the company is in the process of restructuring operations to enhance profitability rather than just increase sales and market share. It is selling off money losing and marginally profitable assets. It is cutting costs and expanding margins through improved inventory controls. Gross margins have improved by 0.6%, which is a giant step forward for a company in very low margin businesses like supermarkets and drug stores. We believe Jusco's return on equity can double and that earnings can grow three or four fold in the next 5-6 years.

     Jusco is starting to look like an American retailer. Interestingly, we visited WalMart recently and asked them if their plans for international expansion included acquisitions. They said yes, and when Jusco's name came up, they said it was the only Japanese retailer they liked. We are not suggesting WalMart will make a bid for Jusco. We are simply encouraged that one of the finest retailers in America has also recognized the favorable changes Jusco is making.

     In closing, we are pleased to have outperformed our EAFE benchmark and most of our peer group during this reporting period. We remain dedicated to superior long term performance.

Sincerely,

/s/ Lionel Sauvage

Lionel M. Sauvage and Capital Guardian Trust Company's Portfolio Counselors Team

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GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
MSCI EAFE INDEX                                        $15,144
FREMONT INTERNATIONAL GROWTH FUND                      $13,248

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    3 YEARS   SINCE INCEPTION (3/1/94)
--------------------------------------------
 8.42%     6.51%             5.60%

ANNUAL RETURNS

03/01/94-10/31/94*   +2.30%
11/01/94-10/31/95    +0.13%
11/01/95-10/31/96    +7.07%
11/01/96-10/31/97    -0.01%
11/01/97-10/31/98    +0.80%
11/01/98-04/30/99*  +19.85%

TOP TEN HOLDINGS

Mannesmann AG ...............................       3.0%
Nokia Corp. AB, ADR .........................       2.9%
Zeneca Group PLC ............................       2.8%
Sony Corp. ..................................       2.0%
Tokyo Electron Ltd. .........................       1.9%
Broken Hill Proprietary Co. Ltd. ............       1.5%
Standard Chartered PLC ......................       1.5%
Murata Manufacturing Co. Ltd. ...............       1.5%
Deutsche Telekom ............................       1.4%
Barclays PLC ................................       1.4%
        TOTAL ...............................      19.9%

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FREMONT INTERNATIONAL GROWTH FUND GEOGRAPHIC DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Canada                                  5.2%
United States                           8.1%
Emerging Markets Latin America          2.3%
Emerging Markets Other                  1.1%
Europe                                 51.3%
Japan                                  22.4%
Pacific Rim                             9.6%

FREMONT MUTUAL FUNDS     PAGES 4 AND 5

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FREMONT INTERNATIONAL SMALL CAP FUND
--------------------------------------------------------------------------------

Bruce B. Bee
Portfolio Manager
Bee & Associates, Inc.

[PHOTO OMITTED]

Bruce B. Bee

------------
FUND PROFILE
------------

     The Fremont International Small Cap Fund is a concentrated global portfolio of small cap equities believed to be undervalued relative to growth prospects and intrinsic value measurements.

     Through intensive fundamental analysis and "kick the tires" research, Fund management seeks to identify a few extraordinary small companies with the potential to grow much larger. Value--as determined by traditional measurements like price/earnings, price/cash flow and price/book value ratios, cross border comparisons, and the analysis of transactions within the target company's industry--is a primary consideration in the stock selection process.

     Founded in 1989, sub advisor Bee & Associates, Inc. manages money for prestigious institutional clients including endowments, foundations and several Fortune 500 pension plans.

To Our Shareholders,

     For the six months ended April 30, 1999, the Fremont International Small Cap Fund returned 12.04% compared to a gain of 16.13% for the Morgan Stanley Capital International, Europe, Australia and Far East (EAFE) Small Cap Index.

     We are pleased with the portfolio's absolute return during this reporting period, especially considering the negative impact the weak Euro had on portfolio performance. From its introduction on January 1, 1999 through the end of April, the Euro was off 9.5% versus the dollar. Because we don't hedge currencies, we had to make up this difference in our European investments before moving into positive performance territory in dollar terms. If calculated in Euro terms, the portfolio's return would have been significantly higher.

     Our investment successes came from across the industry group spectrum--a reflection of our stock picking discipline. We had good performers in sectors ranging from technology to more mundane industries like advertising distribution. Our disappointments were also stock specific. We were hurt by an investment in a European specialty chemical company, which despite decent operating results, sold off along with commodity oriented chemical producers. Our investment in a German building materials company retreated, as construction activity fell. A Canadian furniture manufacturer also declined during this reporting period.

     As is reflected in the performance of our portfolio and international small cap indices, small cap stocks have been getting more favorable investor attention over the last six months. During the prior reporting period, the majority of our holdings were meeting or beating our earnings expectations, but no one seemed to notice or care. During first half fiscal 1999, good earnings gains were rewarded.

     In recent months, we have seen what may be the beginning of a reversal in trend in global equities markets. Large cap growth stocks, which had been market leaders throughout the world over the last five years, have stalled, and value stocks and small cap stocks have started to improve. It may be too early to call a major turn in small caps--it could simply be a bounce in what has been an extremely oversold asset class. But then again, by the time the consensus predicts a major turn, it has generally already occurred.

     The excellent performance of European small cap stocks surprised most market observers. With the creation of "Euroland", all the activity was expected to be in large cap stocks, as institutional investors repositioned portfolios to try to mirror the new pan-European market indices. For example, a money manager in Holland would be liquidating domestic holdings and scrambling to identify and buy the best "blue chips" throughout the continent. Small cap stocks were expected to come under even more selling pressure with this portfolio housecleaning. We have seen a lot of this kind of portfolio restructuring, but small caps have either not been sold, or have been quickly absorbed in the marketplace.

     Israeli-based Tecnomatix provides a good illustration of our investment discipline. We have a strong bias toward any firm that is helping other companies become more productive, efficient and profitable. Tecnomatix is one of just two CAPE (Computer Aided Production Engineering) companies in the world. Its software helps companies design and test the efficiency of manufacturing and maintenance facility layouts. Almost 70% of Tecnomatix's revenues have come from leading auto and aerospace manufacturers including America's "Big Three" automakers, BMW, Nissan and Boeing. However, the company has been moving aggressively into the electronics industry, and has signed contracts with Siemens, Philips, and Toshiba. This is an important move for the company for two reasons. First, because there are many more electronics manufacturers than auto or aerospace companies, it broadens their potential customer base. Secondly, we think Tecnomatix stock has been restrained by the fact that the company's revenues have been dependent on the relative health of two very cyclical industries.

     Tecnomatix is also a great fundamental bargain. Earnings are expected to grow by nearly 60% in 1999 and another 20% in 2000. The company has a return on equity approaching 20%, net cash of about $4.50 per share, and the stock trades at about 15 times trailing earnings and less than 10 times this year's projected earnings.

     In closing, international small cap stocks have finally awakened from a five-year nap. After a strong run, they could head back to the investment couch. But, we think there is still a lot of energy in this well rested asset class and that we may be entering an extended period of vigorous absolute and relative performance. Our concentrated portfolio of 22 stocks has all the fundamental characteristics we favor, with a 29.1% projected one-year earnings growth rate, an average ROE of 23%, an average price/earnings ratio of 17.2, an average price/book value of 3.0, and a yield of 1.7%.

Sincerely,

/s/ Bruce B. Bee

Bruce B. Bee
Portfolio Manager

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT INTERNATIONAL SMALL CAP FUND                    $8,222
MSCI EAFE SMALL CAP INDEX                               $8,003

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    3 YEARS   SINCE INCEPTION (6/30/94)
---------------------------------------------
-6.32%     -7.69%           -3.97%

ANNUAL RETURNS

06/30/94-10/31/94*   -1.40%
11/01/94-10/31/95    -7.96%
11/01/95-10/31/96   +13.69%
11/01/96-10/31/97   -14.56%
11/01/97-10/31/98   -16.76%
11/01/98-04/30/99*  +12.04%

TOP TEN HOLDINGS

PublicGroupe SA .............................       6.4%
Stratec Holding AG ..........................       6.1%
Saville Systems PLC, ADR ....................       5.9%
Tecnomatix Technologies Ltd. ................       5.6%
Orbotech Ltd. ...............................       5.6%
Norsk Lotteridrift ASA (NLD) ................       5.2%
Lectra Systemes .............................       5.2%
Nobel Biocare ...............................       5.1%
Dorling Kindersley Holdings PLC .............       5.0%
Hung Hing Printing Group ....................       4.9%
        TOTAL ...............................      55.0%

*Unannualized (1) Assumes Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Europe, Australia and Far East (EAFE) Small Cap Index.

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL SMALL CAP FUND GEOGRAPHIC DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Canada                                  2.3%
United States                           4.2%
Europe                                 77.4%
Middle East                            11.2%
Pacific Rim                             4.9%

FREMONT MUTUAL FUNDS     PAGES 6 AND 7

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Henry Thornton
Portfolio Manager
Nicholas-Applegate Capital Management+

[PHOTO OMITTED]

Henry Thornton

------------
FUND PROFILE
------------

     Fremont Emerging Markets Fund employs a bottom-up stock picking approach in building a diversified portfolio of emerging market companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is further reduced by country diversification. Fund management establishes a country allocation policy and each regional investment team conducts rigorous fundamental research, including company visits, to select individual stocks within each market. Liquidity is also carefully monitored.

     Portfolio Manager Henry Thornton, Investment Director of International Group Nicholas Applegate, is widely recognized as an expert in emerging market investing. Based in London, Henry draws on Nicholas Applegate's experienced team of analysts in London, Hong Kong, Singapore, San Diego and Houston.

+ Effective May 3, 1999, Nicholas-Applegate's Emerging Markets Investment Team was acquired by the Colonial Limited group of companies. The group now operates under the name CMG First State (Hong Kong) LLC.

To Our Shareholders,

     For the six months ended April 30, 1999, the Fremont Emerging Markets Fund returned 15.79% compared to the Morgan Stanley Capital International Emerging Markets Free (MSCI-EMF) Index's 34.87% and the IFC Investable Index's 33.21% respective gains.

     In our last shareholder letter (October 31, 1998), we asked, "Are we witnessing the death of emerging market investing or death rattle of this severe bear market?" We favored the latter scenario, but added, "This is not to say that emerging markets will recover quickly or uniformly. We are being cautious and selective in allocating assets to countries and individual securities." Caution did not work to our advantage, as emerging markets in Eastern Europe,
Asia, and Latin America recovered faster and advanced farther than we anticipated. Our positioning in more defensive stocks throughout the emerging market universe and our under-weighting in Latin America deserves much of the blame for the Fund's under-performance relative to its benchmarks.

     The good news is the Fund delivered respectable absolute returns over this reporting period and emerging markets appear to be in the early stages of what we believe will be a sustained bull market. There will be setbacks. For example, we think the euphoria in Latin American stock markets will wear off as the regions' economies continue to languish over the balance of the year. Consequently, we remain under-weighted in Latin America. One must always worry about unanticipated political events, upsetting the economic and investment apple carts in some emerging market nations. Finally, if high flying Wall Street sneezes, the emerging markets will likely catch a temporary cold.

     However, the longer term positives outweigh the potential short term negatives. Corporate Japan is finally getting its act together and a Japanese economic renaissance will have a very favorable impact on emerging market Asia. Countries like Thailand and Korea, which were the earliest and most severe casualties of the region's economic implosion, are recovering, and by year-end 1999, we expect year-on-year GDP growth rates to exceed 5%. Ironically, Hong Kong and China, which defended currencies rather than devaluing, will be slower to recover, but should make substantial progress in the year ahead. Accordingly, we are over-weighted in Asia, with approximately 39% of Fund assets in Thailand, Korea, Hong Kong, India (10% each) and Taiwan (5%).

     Eastern Europe has survived the collapse of the Russian Ruble. Lower interest rates in the new "Euroland" should encourage an economic pick up in Germany, emerging market Europe's most important trading partner. We currently have approximately 13% of Fund assets in Eastern Europe and are continuing to reduce positions in more defensive stocks like utilities and build up positions in more economically sensitive sectors.

     Finally, commodities prices have stabilized and we believe will trend modestly higher over the next several years. We have built positions Russia's LukOil (oil), Poland's KGHM (copper), and South Africa's Anglo American (gold, coal and diamonds) and Sasol Ltd. (oil and chemicals), all of which should be more profitable in the year ahead.

     Interestingly, many of the investment gurus who had left the emerging markets for dead have come full circle and are now claiming they are already overvalued. We think they will be wrong twice. Emerging market stocks may look rich based on severely depressed trailing 12 month earnings. But, we believe they will prove cheap based on next year's numbers.

     In recent years, one of the things that has propelled the U.S. markets and European stocks is the restructuring of corporate operations and rationalization of assets. This is beginning to happen in the emerging markets as well. Let me provide an example from our portfolio. KGHM is a Polish copper mining company formerly owned and operated by the government. Although plant and equipment is outmoded and the workforce is still too large, KGHM is able to produce copper at around 60 cents a pound. With still depressed copper selling around 68 cents per pound, the company is making decent money. New private management is taking the right steps--investing in new plant and equipment and reducing the workforce. Production costs will come down and profit margins will expand. KGHM is also jettisoning the non-core, and usually unprofitable operations characteristic of old Soviet Bloc companies.

     KGHM also has a 20% stake in PolKomTel, one of two (soon to be three) cellular telephone operators in Poland. We estimate this investment is worth around $500 million--about half of KGHM's current market capitalization. If PolKomTel comes public or with all the consolidation in the cellular industry worldwide, some company acquires it, the value of this still largely unrecognized asset would surface. At its current stock price, we believe we are getting KGHM's PolKomTel investment for free.

     In conclusion, our "better safe than sorry" posture restrained relative returns during this reporting period. We are now better positioned to benefit more fully from what we believe will be an extended bull market in emerging market equities.

Sincerely,

/s/ Henry Thornton

Henry Thornton
Portfolio Manager

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT EMERGING MARKETS FUND                           $7,880
MSCI EMERGING MARKETS FREE                              $7,991

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    2 YEARS   SINCE INCEPTION (6/24/96)
---------------------------------------------
-29.33%   -16.43%           -8.03%

ANNUAL RETURNS

06/24/96-10/31/96*   -3.12%
11/01/96-10/31/97   +12.55%
11/01/97-10/31/98   -37.59%
11/01/98-04/30/99*  +15.79%

TOP TEN HOLDINGS

Shin Corp. Public Co. Ltd. ..................       6.0%
Telefonos de Mexico SA, ADR .................       5.8%
Corp. Interamericana de
 Entretenimiento SA .........................       4.0%
Korea Electric Power Corp., ADR .............       4.0%
Ranbaxy Laboratories Ltd., GDR ..............       4.0%
Sasol Ltd. ..................................       4.0%
Pohang Iron & Steel Co. Ltd. ................       3.9%
China Telecom Ltd. ..........................       3.1%
Dar Al-Dawa Development
 and Investment .............................       2.9%
South Africa Breweries PLC ..................       2.8%
        TOTAL ...............................      40.5%

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND GEOGRAPHIC DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

United States                          10.4%
Emerging Markets Latin America         15.9%
Emerging Markets Other                 13.4%
Emerging Markets Europe                 8.6%
Middle East                             9.6%
Emerging Markets Asia                  22.9%
Pacific Rim                            19.2%

FREMONT MUTUAL FUNDS     PAGES 8 AND 9

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO OMITTED]

Robert E. Kern, Jr.

------------
FUND PROFILE
------------

     The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

     Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

     For the six months ended April 30, 1999, the Fremont U.S. Micro-Cap Fund gained 46.21% compared to the Russell 2000's 15.16% advance.

     The strategy we implemented in the dark days of August/September, 1998--concentrating the portfolio in those individual stocks and sectors we believed would lead a micro-cap recovery--rewarded us during this reporting period. We handily outperformed our Russell 2000 benchmark in the initial stages of the small company stock rebound (October, 1998 through January, 1999) and have maintained this large performance edge over the last three months of first half fiscal 1999.

     Coming off the October 1998 bottom, virtually all of our portfolio sectors (consumer, technology, services, healthcare, and special situations) performed well. Over the last several months sector performance has diverged, with our consumer, technology, and services holdings materially outperforming our healthcare and special situation investments.

     Consumer companies have benefited from a high level of consumer confidence spawned by full employment, rising wages, and the wealth effect of this historic bull market. They have been able to sustain and in some cases, expand profit margins, because of suppliers' lack of pricing flexibility. We believe the American consumer will continue to spend liberally and that our consumer company holdings will continue to grow earnings at attractive rates.

     Our technology holdings performed well in general and certain sub-sectors have been particularly productive, most notably what we refer to as internet "enablers". These include companies that provide account identification and transaction security systems and services to the e-commerce players, and broadband companies that have developed technologies that expand the transmission capacity of copper phone wires, allowing for faster internet service. Importantly these "enablers" remain much more reasonably priced than the ".com" start ups that come public at 10 and trade at 100 an hour later. We believe owning seasoned companies that serve large segments of the internet industry is more prudent than speculating on which of the many new portals will ultimately succeed.

     Concern over the prospect of additional federal "reform" has put a cloud over the healthcare sector. We aren't giving up on our healthcare holdings, many of which are specialty medical equipment makers not likely to be as negatively impacted by any prospective regulatory change as healthcare service providers. We think these stocks can do quite well when investors look at them more objectively.

     Since the consumer sector now has the largest weighting in the portfolio, let's discuss one of our favorite consumer companies with Judy Finger, one of the Fund's three senior investment managers and an expert on the consumer sector. Genesco is a shoe retailer, whose stock sold off last year due primarily to a general slowdown throughout the footwear industry. In the midst of this slump, Genesco aggressively cut costs, and fourth quarter 1998 earnings came in well above consensus estimates. Going forward, we believe earnings will continue to be strong, driven by top line revenue growth from its Journey's chain (pop-ular brand footwear for teens and children) and its Johnston & Murphy division, which retails and wholesales upscale men's dress shoes. Journey's is a great concept serving one of the fastest growing demographic segments of the market, and Johnston & Murphy has built a strong brand name in one of the highest margin categories in the industry. Also, Genesco opened 75 new stores last year. Generally store sales ramp up substantially in the second and third years. This should provide a revenue tailwind for the company. Genesco stock has done well this year, but we think it is still reasonably priced relative to very favorable earnings growth prospects.

     In closing, the Fremont U.S. Micro-Cap Fund will celebrate its fifth anniversary on June 30, 1999. From its inception through the end of this reporting period, the Fund had a compounded average annual return in excess of 24%, at the very top of its micro-cap fund peer group. We are extremely proud of this record, especially considering it was achieved over a period in which small company stocks have not done particularly well compared to other equities capitalization sectors. Why have we done so well relative to our benchmark and our peers? We credit research driven stock selection focused on the most innovative sectors in the economy. Quite simply, we have been able to find excep- tional small growth companies in America's most dynamic industries. That has translated into superior absolute and relative performance.

     Our attractive annualized returns have not come without some volatility--such is the nature of small company stock investing. However, we believe when we reach the Fund's tenth anniversary in 2004, we will have continued to fulfill our mission--rewarding loyal shareholders with generous long term investment returns.

Sincerely,

/s/ Robert E. Kern

Robert E. Kern,  Jr.
Portfolio Manager

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT U.S. MICRO-CAP FUND                            $29,302
RUSSELL 2000 INDEX                                     $19,294

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    3 YEARS   SINCE INCEPTION (6/30/94)
---------------------------------------------
 6.84%     13.89%           24.92%

ANNUAL RETURNS

06/30/94-10/31/94*   +3.60%
11/01/94-10/31/95   +38.68%
11/01/95-10/31/96   +41.46%
11/01/96-10/31/97   +28.80%
11/01/97-10/31/98   -23.45%
11/01/98-04/30/99*   46.21%

TOP TEN HOLDINGS

Orckit Communications Ltd. ..................       4.4%
Emulex Corp. ................................       3.4%
Rent-Way, Inc. ..............................       3.3%
Wesley Jessen VisionCare, Inc. ..............       3.0%
NPC International, Inc. .....................       2.8%
Anaren Microwave, Inc. ......................       2.7%
MDSI Mobile Data Solutions, Inc. ............       2.7%
Information Resources, Inc. .................       2.4%
Photon Dynamics, Inc. .......................       2.1%
Cinar Films, Inc. (Class B) .................       1.9%
        TOTAL ...............................      28.7%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND PORTFOLIO DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short Term Securities                  (16.7%)
Consumer Services                      (11.7%)
Technology (Software)                   (6.0%)
Business Equipment & Services           (9.3%)
Consumer Non-durables                   (8.8%)
Health Care                             (9.6%)
Retail                                 (10.6%)
Other                                  (11.4%)
Technology (Components)                (15.9%)

FREMONT MUTUAL FUNDS     PAGES 10 AND 11

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

David G. Kern, CFA,
Portfolio Manager
Kern Capital Management LLC

[PHOTO OMITTED]

David G. Kern, CFA

------------
FUND PROFILE
------------

     U.S.  small  cap  stocks  offer  tremendous   opportunity  to  professional
investors dedicated to hands on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small relatively unknown companies with the potential to become larger and more successful over time.

     Research is concentrated in industries with the greatest level of innovation such as technology, healthcare, consumer, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

     Portfolio Manager David G. Kern, CFA, co-founded Kern Capital Management LLC, a firm dedicated exclusively to small company stock research and portfolio management.

To Our Shareholders,

     For the six months ended April 30, 1999, the Fremont U.S. Small Cap Fund returned 37.99% versus the Russell 2000 Index's 15.16% gain.

     Successful investing is about making good decisions in up and down markets. We responded to last summer's sharp small cap market decline by concentrating the portfolio on the very best companies with the highest degree of earnings visibility in the most innovative industry sectors. We reasoned that if these companies met or exceeded earnings expectations, they would lead the small cap market recovery. As evidenced by the Fund's excellent absolute and relative returns coming off the October 1999 bottom, this decision worked to our advantage.

     In the midst of what has been a better small cap stock market, we made some other decisions that helped us extend our lead over the Russell 2000 through this reporting period. Software stocks were among our biggest winners in first-half fiscal 1999. In fact, they performed so well that valuations became somewhat excessive. In short, they were priced as if nothing could possibly go wrong. Believing these companies could run into some trouble as customers began spreading out software orders, we took profits in advance of somewhat disappointing first quarter earnings and this sub-sector's April retreat. We reinvested some of these profits in communications technology and consumer companies, which were more reasonably priced and which have fared much better recently. We continue to strive to make the kind of timely investment decisions that can lead to superior long-term performance.

     Along with our technology holdings, consumer and services stocks also performed quite well in fiscal first half 1999. Our healthcare investments lagged. We have been underweighted in this sector since the Fund's inception. Healthcare remains one of America's most innovative industries. However, we are not finding as many attractive opportunities in the healthcare arena as we are in the other three sectors we focus on. At around 30% of total assets, consumer stocks now have the heaviest weighting in our portfolio. Technology is second at about 23%, followed by services at approximately 20%, healthcare at about 12%, and special situations at around 8%. The balance is in cash, much of which has come in recently from new investments in the Fund.

     Small cap stocks came roaring back in fourth quarter 1998 and, after catching their breath in first quarter 1999, were the market's best performers in April. Is this simply a strong rebound in an extremely oversold asset class, or a major change in investor sentiment? We don't know. However, whether investors choose to focus on small cap stocks or not, we believe the best managed, most innovative companies will record the kind of earnings growth that will attract sufficient investor interest for the Fund to provide good long-term returns. Looking ahead to the balance of 1999, we expect the small cap market to continue to be volatile. We will try to use this volatility to our advantage by taking profits in those individual stocks that become more richly valued and redirecting assets to opportunities with better risk/reward profiles.

     We believe TeleTech Holdings is one such company. TeleTech is a leading "customer care" firm serving large companies in a wide variety of industries. If you're a customer of one of these big companies and need information, or have a problem that needs attention, you may think you are calling that company, but you are really dialing up someone from an independent customer care company like TeleTech. As more large multi-national companies outsource customer care operations, companies like TeleTech should flourish.

     Last year, TeleTech stumbled, as revenue from two of its largest customers declined substantially. Despite this, revenue still grew by 30%; however, margins contracted, earnings disappointed, and the stock got hit hard. TeleTech responded by aggressively signing up new clients, and we expect margins to begin expanding to more normalized levels soon. Earnings should follow suit. We are estimating $0.40 per share in 1999, followed by $0.50-$0.55 in the year 2000. At the end of the current reporting period, TeleTech stock was trading around 20 times depressed 1998 earnings, 16 times our 1999 estimates and only about 12 times our 2000 forecasts. That's much too low a valuation for a company we believe will grow top line revenues and earnings by 30% annually for the next several years.

     While the Fremont U.S. Small Cap Fund is not yet two years old, we are pleased with what we have accomplished thus far. We have outperformed our Russell 2000 benchmark in rising and falling markets--a true testament to our team's focus on the most innovative sectors of the U.S. economy and research driven stock selection. We believe this will continue to be the best formula for generating superior investment returns throughout the small cap market cycles.

Sincerely,

/s/ David G. Kern

David G. Kern, CFA
Portfolio Manager

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT U.S. SMALL CAP FUND                            $12,274
RUSSELL 2000 INDEX                                     $ 9,806

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    SINCE INCEPTION (9/24/97)
-----------------------------------
11.99%              13.70%

ANNUAL RETURNS

09/24/97-10/31/97*   -4.06%
11/01/97-10/31/98    -7.29%
11/01/98-04/30/99*   37.99%

TOP TEN HOLDINGS

Orckit Communications Ltd. ..................       4.0%
Calpine Corp. ...............................       3.9%
NPC International, Inc. .....................       3.5%
Rent-Way, Inc. ..............................       3.4%
TeleTech Holdings, Inc. .....................       3.4%
FORE Systems, Inc. ..........................       3.4%
National Data Corp. .........................       3.1%
Cinar Films, Inc. (Class B) .................       2.9%
Verisign, Inc. ..............................       2.8%
Pinnacle Holdings, Inc. .....................       2.4%
        TOTAL ...............................      32.8%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND SECTOR DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Business Equipment & Services          (15.4%)
Other                                  (13.9%)
Short Term Securities                   (5.9%)
Consumer Services                       (8.6%)
Technology (Software)                   (9.7%)
Retail                                 (10.6%)
Consumer Non-durables                  (11.2%)
Technology (Components)                (12.2%)
Health Care                            (12.5%)

FREMONT MUTUAL FUNDS     PAGES 12 AND 13

--------------------------------------------------------------------------------
FREMONT GROWTH FUND
--------------------------------------------------------------------------------

W. Kent Copa, CFA,  Debra McNeill, CFA,
& Peter Landini
Portfolio Co-Managers
Fremont Investment Advisors, Inc.

[PHOTO OMITTED]

W. Kent Copa, CFA

------------
FUND PROFILE
------------

     The Fremont Growth Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standard & Poor's 500 and the average of its large cap growth stock fund peer group.

     Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. Through quantitative analysis, the portfolio management team seeks to identify stocks with superior earnings growth prospects trading at more reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

     Portfolio Co-Managers Ken Copa, Debra McNeill, and Peter Landini have a combined 54 years of professional investment experience.

To Our Shareholders,

     For the six month period ended April 30, 1999, the Fremont Growth Fund returned 21.33% compared to the Standard & Poor's 500 Index's 22.32% and the Lipper Growth Fund Average's 23.41% respective returns.

     Relative returns over this reporting period were strongly influenced by first quarter 1999's "Supermodel" market-- extremely thin and very glamorous. Seventeen wildly popular stocks returned 22.45% in the first three months of 1999, while the remaining 483 stocks in the S&P 500 were down 0.42%, collectively. Although we held many of the Supermodel securities, we were also invested in other less fashionable, more reasonably valued stocks. Market breadth improved in April, helping us close first-half fiscal 1999 with very competitive returns versus the S&P 500 benchmark.

     We remain committed to a stock selection process designed to create a portfolio with above market average earnings growth and a below market average price/earnings ratio. Currently, the portfolio's five year annualized projected earnings growth rate is 17.4% and its P/E is 23.5 compared to the S&P 500's 15.6% and 26.6, respectively. We believe a portfolio with these fundamental characteristics can produce superior returns over the longer term.

     Technology stocks including Sun Microsystems, EMC Corp., and Cisco Systems, were among the portfolio's top performers in first half fiscal 1999. Retailers WalMart, Abercrombie & Fitch, Best Buy, and Home Depot also made substantial contributions to Fund results. Branded consumer goods holdings like Coca-Cola and Procter & Gamble disappointed, as did pharmaceutical holdings Warner-Lambert and Eli Lilly.

     While we continue to enjoy a vibrant large cap growth stock market, we wonder how much farther the S&P 500 can advance before stalling or perhaps correcting. Considering the current strength of the U.S. economy, we doubt interest rates will come down appreciably for the balance of the year. That indicates stocks will now be driven by earnings rather than by expanding price/earnings multiples as they were in 1998. The consensus 1999 earnings growth projection for the S&P 500 is about 8%. In the first four months of this year, the S&P 500's return has already equaled this projected earnings growth rate. First quarter earnings have generally been better than expected. However, this may not carry over into the second, third and fourth quarters. Our conclusion is that unless earnings growth is well above consensus expectations, investors anticipating endless price gains will be disappointed.

     Have you driven a Ford lately? We have and we like what we see. In recent years, Ford has been criticized for not coming up with a worthy successor to its still popular Taurus sedan. However, Ford maintains a dominant market share in high margin SUVs and light trucks. Fordacquisition of Volvo adds another top shelf auto brand name to compliment Jaguar. Ford now covers the price and model spectrum as well as any of the other Big Three automakers.

     New management, led by President and CEO Jacques Nasser, is revamping Ford's marketing program with a focus on aggressively promoting brand image. Mr. Nasser has shocked Detroit by bringing in senior marketing executives from outside the auto industry to serve as brand managers. We believe what worked for Procter & Gamble will work for Ford as well. Ford is also entering new auto related businesses with the goal of taking care of loyal customers' "cradle to grave" transportation needs. It's acquisition of Kwik Fit, Europe's largest independent auto maintenance and repair chain and Copher Brothers Auto Parts, the leading auto dismantling and recycling business in the U.S., takes Ford from building, selling and financing new cars, to repair and maintenance, to scrapping old junkers. We think they will make money every step of the way.

     We are projecting a five year average annual earnings growth rate of just under 10% for Ford. It is trading at about 12 times 1999 earnings projections, and most brokerage firms have already raised their 1999 estimates. Ford just announced very good first quarter results, which should inspire more upward earnings revisions.

     We also expect to take Citigroup stock to the bank. Like all the other leading financial stocks, Citigroup was hit hard in third quarter 1998, when the world was coming to an end. Interestingly, Asia's economic problems created additional global opportunities for Citigroup in its banking, investment banking, and brokerage businesses. We believe Citigroup will capitalize on these opportunities. We project a 13% five-year average annual earnings growth rate for Citigroup, and the stock is trading at about 19.5 times our 1999 earnings forecast.

     In closing, we are pleased to have achieved a solid return of 21.33% in fiscal first-half 1999, but are modestly disappointed that we trailed our S&P 500 benchmark by 1%. It has been a somewhat unique market, with a relative handful of stocks propelling the index while most stocks languished. In April, some of the more richly valued stocks lost momentum, while more reasonably priced stocks excelled. We believe this foreshadows an environment in which our stock selection process will really shine.

Sincerely,

/s/ Kent Copa            /s/ Debra McNeill
/s/ Peter Landini

Kent Copa, Debra McNeill,
& Peter Landini
Portfolio Co-Managers

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
S&P 500 INDEX                                          $36,993
FREMONT GROWTH FUND                                    $30,798

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    5 YEARS   SINCE INCEPTION (8/14/92)
---------------------------------------------
10.99%     22.75%            18.26%

ANNUAL RETURNS

08/14/92-10/31/92*   +2.00%
11/01/92-10/31/93   +12.80%
11/01/93-10/31/94    +1.72%
11/01/94-10/31/95   +28.12%
11/01/95-10/31/96   +22.06%
11/01/96-10/31/97   +29.26%
11/01/97-10/31/98    +7.30%
11/01/98-04/30/99*  +21.33%

TOP TEN HOLDINGS

99-Jun S&P 500 Futures ......................      16.1%
Microsoft Corp. .............................       3.5%
Ford Motor Co. ..............................       3.4%
General Electric ............................       2.5%
Wal-Mart Stores, Inc. .......................       2.2%
Citigroup, Inc. .............................       2.0%
Federal National Mortgage Association .......       2.0%
Cisco Systems, Inc. .........................       1.9%
Intel Corp. .................................       1.9%
MCI WorldCom, Inc. ..........................       1.8%
        TOTAL ...............................      37.3%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

--------------------------------------------------------------------------------
FREMONT GROWTH FUND SECTOR DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Technology                             (16.3%)
Other                                  (24.9%)
Short-term Securities                  (17.2%)
Retail                                  (6.8%)
Health Care                             (9.3%)
Utilities                              (11.5%)
Financial Services                     (14.0%)

FREMONT MUTUAL FUNDS     PAGES 14 AND 15

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

John Kramer & Paul Gray
Portfolio Co-Managers
Kensington Investment Group

[PHOTO OMITTED]

John Kramer

------------
FUND PROFILE
------------

     The commercial real estate industry is in the early stages of a major transformation. Privately held real estate empires are being replaced by financially strong, well managed, publicly traded companies, that buy, sell and manage commercial property throughout the U.S. In the process, stock market investors are being given an unprecedented opportunity to participate in an industry that has generated enormous wealth.

     Portfolio Co-Managers John Kramer and Paul Gray monitor macro-economic trends, supply/ demand dynamics and industry fundamentals in allocating assets to real estate securities (primarily Real Estate Investment Trusts or REITs) in different commercial sectors including office, apartment, retail, hotel and industrial. Individual securities selection is based on the analysis of corporate managements' acquisition, development and operating records; earnings and dividend growth potential; and valuation relative to other publicly traded real estate companies.

To Our Shareholders,

     For the six month period ended April 30, 1999, the Fremont Real Estate Fund gained 5.73%, compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 1.64% advance.

     Real estate securities remained under pressure through most of this reporting period until a strong April rally took them into positive performance territory. The Fund's superior relative performance resulted from strong advances in some of our smaller cap holdings as well as participation in April's large cap led rally. We were fully invested through most of the reporting period, but sold into April's rally to raise cash for anticipated future opportunities.

     When we last reported to shareholders on October 31, 1998, real estate securities were mired in a bear market that began in late 1997. We pointed out that industry fundamentals were actually quite good, but investor psychology remained negative. At the time, investors' seemed convinced that increased construction activity would result in over-capacity, reduced cash flows and a decline in property values--similar to what happened in the late 1980's. We dissented, explaining that new construction as a percentage of existing inventory was relatively modest and that tighter capital markets would further restrain construction and prevent over-capacity from developing. We went on record saying, "...barring a rather severe recession, real estate company cash flows, dividends, and property values would appear quite secure." As we write, that forecast has proven accurate.

     We also pointed out that based on historical valuation benchmarks, real estate securities were cheap and opined that, "if there were more liquidity in the system, today's low prices would probably spawn a substantial wave of acquisitions and leverage buyouts." That too, is beginning to happen. Merger and acquisition activity in the real estate sector is picking up and management's of several companies have taken advantage of low stock prices to buyout public shareholders.

     Real estate securities are attracting other value investors as well--most notably Warren Buffett, who within a five day span in April, filed 13Ds (beneficial ownership of more than 5% of a publicly traded stock) with the Securities and Exchange Commission on two real estate companies, Tanger Factory Outlets and Town & Country Realty. So, smart money is clearly making some big bets on real estate companies. Also, after more than a year of substantial outflows from real estate securities funds, we are finally seeing some evidence that the retail investor is returning as well. This should help provide further momentum for the group.

     Industry fundamentals remain sound. New office construction figures, released in mid-April, are at the lowest level since August, 1997 and are a full 12% below figures from a year ago. Commercial real estate occupancy rates remain high, cash flows are strong, and real estate company earnings have been meeting or beating consensus estimates. As always, we will be monitoring new construction, leverage and property pricing carefully to assess risk in the group.

     More importantly, real estate stocks are still cheap. Both dividend and cash flow yields relative to 10-Year Treasury Bonds are near historic highs and dividend payout ratios are at historic lows. Also, many real estate stocks are still trading at a discount to break up value, as opposed to the traditional premium--we believe foreshadowing more acquisitions and LBO's in the sector.

     Let us give you an example of the kind of opportunities available. Prentiss Properties owns and manages suburban office and industrial buildings primarily in the Southwest and Southeast. The company's properties have an occupancy rate of 96% and the portfolio experienced a 20% increase in rental rates on renewed leases signed in the first quarter. We expect Prentiss' 1999 earnings to come in about 10% higher than last year's and are projecting comparable earnings growth in 2000. Prentiss Properties stock is trading at around 7.5 times our 1999 earnings estimates and is yielding 7.5%. The company recently raised its dividend to meet REIT dividend payout requirements. Bottom line, we are getting paid 7.5% on our investment in a company that is growing 10% a year. Even without any multiple expansion, this translate into a 17.5% total return.

     In closing, based on April's strong performance, real estate stocks appear to be back on solid footing after a fifteen month slide. Industry fundamentals are strong and values abound. We have built a diversified portfolio of quality real estate stocks that we expect to participate in the group's recovery.

Sincerely,

/s/ John Kramer          /s/ Paul Gray

John Kramer and Paul Gray
Portfolio Co-Managers

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                        4/30/99
                                                        -------
FREMONT REAL ESTATE SECURITIES FUND                     $8,588
NAREIT COMPOSITE INDEX                                  $8,355

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    SINCE INCEPTION (12/31/97)
------------------------------------
-13.60%           -10.83%

ANNUAL RETURNS

12/31/97-10/31/98*  -18.78%
111/01/98-04/30/99*   5.73%

TOP TEN HOLDINGS

Prentiss Properties Trust ...................       5.3%
American Industrial Properties REIT .........       5.0%
Koger Equity, Inc. ..........................       4.5%
Malan Realty Investors, Inc. ................       4.2%
Pacific Gulf Properties, Inc. ...............       4.1%
Wellsford Real Properties, Inc. .............       4.0%
Lexford Residential Trust ...................       3.6%
Equity Residential Properties Trust .........       3.5%
Banyan Strategic Realty Trust ...............       3.4%
Brandywine Realty Trust .....................       3.4%
        TOTAL ...............................      41.0%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the National Association of Real Estate Investments Trusts(R) (NAREIT) ALL Index.

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND SECTOR DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Non-REIT (Diversified)                  (4.0%)
REIT (Hotels)                           (4.4%)
Other                                   (7.0%)
REIT (Diversified)                      (6.9%)
REIT (Industrial)                       (6.3%)
REIT (Community Centers)               (11.5%)
REIT (Apartments)                      (13.9%)
Short-term Securities                  (13.4%)
REIT (Office)                          (32.6%)

FREMONT MUTUAL FUNDS     PAGES 16 AND 17

--------------------------------------------------------------------------------
FREMONT BOND FUND
--------------------------------------------------------------------------------

Bill Gross
Portfolio Manager
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO OMITTED]

Bill Gross

------------
FUND PROFILE
------------

     The Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     The Fund's investment philosophy embodies three key principles: First, portfolio strategy is driven by longer-term trends in interest rates. Three-to five-year economic, demographic, and political forecasts are updated annually to identify the long-term interest rate trend. Second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration. Finally, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and quality.

     Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 26 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $165 billion in fixed income investments for institutional clients.

To Our Shareholders,

     For the six-month period ended April 30, 1999, the Fremont Bond Fund returned 0.78% compared to a 0.68% return for the Lehman Brothers Aggregate Bond Index. Interest rates rose during this period as continued evidence of strong U.S. economic growth heightened concern that the Federal Reserve would boost rates to keep inflation subdued. Despite the economy's rapid growth, there were few signs that inflation was actually increasing, which allowed the Fed to remain on the sidelines. The Fed was also reluctant to curtail growth in the U.S. with many of the world's economies in or near recession.

     During this period, the Fremont Bond Fund maintained a longer-than-index maturity structure which detracted from the Fund's performance due to rising interest rates. Although the rise in interest rates had a negative impact on the portfolio's performance, sector strategies implemented during the last six months had a positive impact. The Fund's exposure to the mortgage sector contributed significantly to returns. Mortgages benefited because rising rates slowed new issuance, eased supply pressures and reduced the incentive for homeowners to prepay their mortgages. Corporates and high yield bonds also performed well due to investors' increased tolerance for credit risk arising from a stronger economy and calmer financial markets. The Fund's exposure to investment grade and high yield corporates also added to the Bond Fund's performance. Lastly, the Fund's modest allocation to non-U.S. and emerging market bonds contributed to the portfolio's outperformance. Developed non-U.S. bonds generally fared better than Treasuries because slower growth outside the U.S. sparked central bank rate cuts in other developed markets. Emerging market bonds also outperformed due to improved market sentiment toward Brazil and signs of economic recovery in the Pacific Rim.

Market Outlook

     The current U.S. economic expansion will continue, albeit at a slower rate than seen in the last six months or the past year as a whole. The Federal Reserve will remain on hold in the face of moderate growth, subdued inflation and relatively calm global financial markets, fostering a more stable interest rate environment. With real interest rates high, the Fed has room to ease should the economy slow more than anticipated. Consumer and investment spending will remain positive for the economy, though growth of each will slow from current high levels. Consumers, confident in the face of low unemployment and stock market gains, have recently been dipping into savings to finance purchases. We believe this trend is not sustainable and that consumption will slow as saving returns to more normal levels. Investment spending will grow at a slower rate because marginal returns should decline while capacity utilization remains relatively low, providing less incentive to invest.

     Trade will be less of a drag on the economy going forward. Pacific Rim economies such as South Korea and the Philippines, although still struggling, have recovered faster than expected. Rising demand from this region will boost exports. Efforts by Japan to revive its economy with increased government spending and monetary stimulus offer the potential for increased demand worldwide. Nonetheless, sluggish European economies and recessions in Latin America will remain negatives for the U.S. trade balance.

     Inflation will remain benign because productivity gains will continue to offset wage pressures, though the level of inflation will rise modestly in the absence of declining energy prices.

     We expect interest rates to move in a range near current levels over the next several months. As a result, yield will be more important than price movement in determining portfolio returns. Sources of extra yield include strategies and securities designed to collect option premiums, as well as sector rotation and security selection. We will continue to hold mortgage securities, emphasizing agency mortgages which continue to offer attractive yields but minimal credit risk.

     The balance between risk and return is less favorable in the investment-grade corporate sector, which offers relatively modest yields given the credit risk. While below-investment-grade and emerging market bonds pose greater risk than high-grade corporates, we can capture attractive risk-adjusted yields by focusing on upper-tier credits in these sectors. Opportunities in currency-hedged developed non-U.S. markets remain limited given the generally higher real yields offered by U.S. issues.

     We thank you for your continued support and trust you have placed in us. As always, we will continue to work hard to meet your investment needs.

Sincerely,

/s/ Bill Gross

Bill Gross
Portfolio Manager
Fremont Bond Fund

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT BOND FUND                                      $15,422
LEHMAN BROS. AGGREGATE BOND INDEX                      $14,840

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    5 YEARS   SINCE INCEPTION (4/30/93)
---------------------------------------------
 7.68%     8.95%             7.49%

ANNUAL RETURNS

04/30/93-10/31/93*   +5.15%
11/01/93-10/31/94    -4.42%
11/01/94-10/31/95   +16.49%
11/01/95-10/31/96    +8.18%
11/01/96-10/31/97    +9.54%
11/01/97-10/31/98   +10.31%
11/01/98-04/30/99*   +0.78%

TOP TEN HOLDINGS

FHLMC TBA, 6.000%, 05/17/29 .................      18.9%
10-yr. U.S. Treasury Note Futures,
        148 contracts, Exp. June '99 ........       8.9%
U.S. Treasury Bond, 8.875%, 08/15/17 ........       6.6%
Muni Bond Futures, 100 Contracts,
        Exp. June `99 .......................       6.5%
FNMA MTN, 6.200%, 08/12/08 ..................       4.9%
GNMA CMO, 6.500%, 06/20/28 ..................       4.2%
FHLMC CMO, 6.500%, 01/25/15 .................       3.7%
General Motors
        Acceptance Corp., 5.750%, 11/10/03 ..       3.5%
FNMA CMO, 7.200%, 05/25/23 ..................       3.1%
FHLMC CMO, 6.500%, 01/25/15 .................       2.4%
        TOTAL ...............................      62.7%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

--------------------------------------------------------------------------------
FREMONT BOND FUND PORTFOLIO CREDIT QUALITY AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

AAA            (52.0%)
AA                (5%)
A                (24%)
BBB              (11%)
BB                (8%)

FREMONT MUTUAL FUNDS     PAGES 18 AND 19

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Norman Gee
Portfolio Manager
Fremont Investment Advisors, Inc.

[PHOTO OMITTED]

Norman Gee

------------
FUND PROFILE
------------

     Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market in attempting to enhance total portfolio yield.

To Our Shareholders,

     For the six month period ended April 30, 1999, the Fremont Money Market Fund returned 2.41% compared to the IBC Money Market First Tier Taxable Average's 2.19%. We are pleased to report the Fremont Money Market Fund once again finished in the top quartile of comparable funds in the IBC taxable money market fund universe.

     Money market yields have been quite stable since the Federal Reserve rate easings last Fall. The yield curve has been flat, offering little yield advantage in securities with greater than three month maturities. At the end of this reporting period, the Fund's average maturity was approximately 70 days, modestly higher than our peer group average of about 60 days. With little movement in short term interest rates, this has worked to our advantage.

     Currently, the great debate is over whether the Federal Reserve will be lowering or raising the Fed Funds Rate over the next six months. The Fed easing camp points to historically high "real" rates of return (the spread between interest rates and inflation), a still stagnant Asia and weakening European economies as reasons enough for the Fed to lower rates. The Fed tightening side argues that the persistent strength of the U.S. economy, low unemployment, modestly rising commodities prices and increasing inflationary pressure will force the Fed into a rate hike. We believe the Fed will simply sit on its hands for the balance of the year--enjoying a still vibrant domestic economy with inflation remaining under control as a result of continued economic weakness in Asia and Europe. Looking farther out into the year 2000, we suspect the Fed may have to institute a modest 25 basis point (0.25%) rate hike as Asia finally begins recovering and European economies regain some momentum.

     No Federal Reserve action should translate into the kind of stable money market yields we've seen over the last six months. Ho Hum. The one thing that could make money funds more exciting would be a correction in the U.S. stock market--caused not by any global economic turmoil as was the case in 1998's third quarter, but simply some profit taking by investors concerned over high equities valuations.

     In the absence of any real change in interest rates, we will continue to plug along, attempting to add value to the money market investment process through securities selection and by taking advantage of anomalies in the market. One such anomaly is the "settlement" effect caused by banks having to settle up with the Federal Reserve on alternating Wednesdays. With some liquidity drained from the system every two weeks, companies needing to issue commercial paper on "Fed Wednesdays" generally have to price it a basis point or two higher than normal. This phenomena is clearly demonstrated by the modest uptick in money market yields every other Wednesday. We come to work every second Wednesday prepared to do enough buying to give us a little bit of a yield edge. It's been working for years, and we expect it will continue to work for many more.

     In conclusion, with the U.S. stock market indices once again setting records, money market funds have once again become boring to many investors. Put another way, cash is once again trash as it has been through most of this historically lengthy bull market in stocks. Be that as it may, money funds continue to provide an essential service to the economy by furnishing an orderly market for corporations issuing short term debt to efficiently manage cash flows and an equally important service to investors who desire income and security for a portion of their assets.

Sincerely,

/s/ Norman Gee

Norman Gee
Portfolio Manager

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT MONEY MARKET FUND                              $17,453
90-DAY U.S. T-BILLS                                    $17,439
IBC FIRST TIER TAXABLE PRIME AVERAGE                   $16,736

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION (11/18/88)
---------------------------------------------------------
 5.16%     5.32%      5.33%             5.48%

ANNAUL RETURNS

11/18/88-10/31/89*   +8.52%
11/01/89-10/31/90    +7.99%
11/01/90-10/31/91    +6.51%
11/01/91-10/31/92    +3.73%
11/01/92-10/31/93    +2.66%
11/01/93-10/31/94    +3.49%
11/01/94-10/31/95    +5.84%
11/01/95-10/31/96    +5.34%
11/01/96-10/31/97    +5.39%
11/01/97-10/31/98    +5.45%
11/01/98-04/30/99*   +2.41%

TOP TEN HOLDINGS

St. Paul Cos., CP ...........................      2.0%
Queen's Health Systems, Inc., CP ............      2.0%
Transamerica Finance Corp., CP ..............      2.0%
BMW US Capital Corp., DN ....................      2.0%
Alcatel Alsthom, Inc., CP ...................      2.0%
HVB Finance, CP .............................      2.0%
Standford, Leland Junior University, CP .....      2.0%
Morgan (J.P.) & Co., Inc., CP ...............      2.0%
Caisse d'Amortissement
 de la Dette Sociale, CP ....................      2.0%
FHLB, AN ....................................      1.4%
        TOTAL ...............................     19.4%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bill Index. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND GEOGRAPHIC DIVERSIFICATION AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

United States                           (45%)
Switzerland                              (5%)
United Kingdom                          (11%)
Netherlands                              (6%)
Japan                                    (5%)
Germany                                 (13%)
Other                                   (15%)

FREMONT MUTUAL FUNDS     PAGES 20 AND 21

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Arno A. Rayner & William C. Williams
Portfolio Co-Managers
Rayner Associates, Inc.

[PHOTO OMITTED]

Arno A. Rayner

------------
FUND PROFILE
------------

     The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

     Portfolio Co-Managers Arno Rayner and William Williams believe active duration management, opportunistic sector allocation, and individual security selection can enhance municipal bond portfolio returns. Credit quality is always first priority. The Fund holds only investment grade rated securities and selective non-rated bonds, which after internal credit analysis are believed to deserve an investment grade rating.

     Founded in 1976, sub advisor Rayner Associates, Inc. manages over $135 million in fixed income assets for private clients.

To Our Shareholders,

     In the six month period ended April 30, 1999, the Fremont California Intermediate Tax Free Fund returned 1.36% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 1.91%.

     During this reporting period, California municipal bond prices held steady while Treasury securities declined. Consequently, the yield spread between 10-year AAA rated California munis and 10-year Treasuries widened from 37 basis points (0.37%) to 94 basis points (0.94%). In essence, California municipals went from being incredible bargains to simply good values relative to Treasuries. Because California has one of the highest income tax rates in the nation, California municipal securities still offer materially higher after-tax yields for state residents in high income tax brackets.

     The California economy is gaining momentum. Despite ongoing economic weakness in Asia and Latin America, the Long Beach Port is still busy as can be. In the San Francisco Bay area and Silicon Valley, the high tech boom has spawned a commercial and residential real estate bonanza. Los Angeles east to San Bernandino looks like a continuous construction site and San Diego is also enjoying explosive growth. New job creation is strong, unemployment is declining, personal income is rising, and for the first time since 1997, the state's population is growing. We would characterize incoming Governor Gray Davis as a fiscally responsible Democrat. Although most, if not all, of the current budget surplus will likely be spent delivering on his campaign promises to improve public education, the State's balance sheet should remain healthy. All this is great news for the credit quality of California municipal bonds. State of California general obligation bonds, which last year were upgraded from A1 to AA3, could be upgraded again within the next year.

     The new issues market has been very quiet, with demand far outstripping supply. This has restrained yields. Considering the new governor's commitment to improving public education and the need for substantial transportation infrastructure funding, we expect increased issuance of school and highway construction bonds in the year ahead. However, increased supply will likely be soaked up by strong demand for municipal securities, continuing to dampen yields.

     We have been able to enhance our portfolio's yield by buying "odd lots" in the new issue market. The big institutional investors generally buy new issues in $1 million lots. The dealers are sometimes left with small pieces of these offerings that they are willing to mark down to close out their inventory. Rather than bidding on $1 million pieces of new issues, we have been waiting for the dust to settle and then buying smaller pieces at discounted prices. By so doing, we have been able to pick up 10-15 basis points in yield.

     We also have been looking to improve total return by focusing on bonds we believe most likely to be upgraded in the near future. Recently, we bought California State Water Resource 5 1/8's of 2012 at a modest premium to face value. These are currently rated AA and we think they deserve an AAA rating. If they do get upgraded, the bonds should move a bit higher.

     Currently, portfolio holdings have an average credit quality rating of AA2 by Moody's and AA by Standard & Poors. Because there has been a relatively narrow spread between the yields of non-rated bonds versus investment grade rated securities and between the highest and lowest investment grade rated bonds, we have been able to maintain this high credit quality without sacrificing much yield.

     The yield curve has been flat, with intermediate bonds yielding almost as much as longer maturities. This has helped our performance relative to other California municipal bond funds that are permitted to have longer than 10-year average maturity. Comparable yield with less interest rate risk is a very good deal for shareholders.

     In closing, we are quite pleased with first half fiscal 1999 returns. California municipal securities materially outperformed Treasuries along the maturity/duration spectrum. While California munis are no longer as cheap relative to Treasuries as they were at the beginning of the reporting period, they still offer significantly higher after-tax yields for California investors in high income tax brackets. We strive to add value by securities selection and yield enhancing trading strategies. At the close of first quarter 1999, the Wall Street Journal gave the Fund its highest rating for trailing twelve month performance--demonstrating that our efforts have been successful.

Sincerely,

/s/ Arno Rayner          /s/ William Williams

Portfolio Co-Managers
Arno Rayner and William Williams

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                       4/30/99
                                                       -------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND          $17,183
LEHMAN MUNI 5-YEAR STATE G.O. INDEX                    $16,976

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/99

1 YEAR    5 YEARS   SINCE INCEPTION (11/16/90)
----------------------------------------------
6.33%      6.21%             6.61%

ANNUAL RETURNS

11/16/90-10/31/91*   +9.36%
11/01/91-10/31/92    +7.37%
11/01/92-10/31/93   +11.37%
11/01/93-10/31/94    -3.94%
11/01/94-10/31/95   +12.77%
11/01/95-10/31/96    +4.63%
11/01/96-10/31/97    +6.75%
11/01/97-10/31/98    +7.16%
11/01/98-04/30/99*   +1.36%

TOP TEN HOLDINGS

Sacramento Municipal Utility District .......       3.0%
Yucaipa School Facilities
 Finance Authority ..........................       2.3%
East Bay Municipal Utility District
 (EBMUD) Water System .......................       2.3%
City of L.A., Wastewater System .............       2.3%
Fremont Unified School District,
 Alemeda County .............................       1.9%
City of Industry, Urban Devel. Agency .......       1.9%
City of Stockton, Wastewater System .........       1.8%
Orange County Transportation Auth ...........       1.6%
California State Public Works Board,
 Lease Revenue ..............................       1.6%
Santa Monica-Malibu Unified
 School District ............................       1.6%
        TOTAL ...............................      20.3%

*Unannualized (1) Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
PORTFOLIO CREDIT QUALITY AS OF 4/30/99
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

AAA            (60.1%)
AA             (21.4%)
A              (16.9%)
Not Rated       (1.6%)

FREMONT MUTUAL FUNDS     PAGES 22 AND 23

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

STOCKS 47.0%
BUSINESS EQUIPMENT & SERVICES  2.3%

            50   Flughafen Wien AG                            AS    $      2,172
        10,100   Laidlaw, Inc.                                CN          63,985
         6,597   Moore Corp. Ltd.                             CN          65,288
         2,526   Nova Chemical Corp.                          CN          53,195
 *          65   ISS International Service System AS          DK           3,820
           195   Kesko Oyj                                    FI           3,094
           115   Tieto Corp. (Class B)                        FI           4,585
        34,500   Deutsche Telekom                             GM       1,373,808
         1,000   Sap Ag                                       GM         320,997
           700   SAP AG (Preferred)                           GM         259,124
        35,000   Sap Ag, Adr                                  GM       1,098,125
           200   Csk Corp.                                    JP           5,967
         2,000   Dai Nippon Printing Co. Ltd.                 JP          31,712
         5,000   Fujitsu Ltd.                                 JP          85,690
 *       4,000   Itochu Corp.                                 JP          10,559
         1,000   Kokuyo Co. Ltd.                              JP          15,043
         4,000   Marubeni Corp.                               JP           9,252
         4,000   Mitsubishi Corp.                             JP          26,482
         1,000   Mitsubishi Logistics Corp.                   JP          12,680
         4,000   Mitsui & Co., Ltd.                           JP          29,332
         3,000   Sumitomo Corp.                               JP          22,175
         2,000   Toppan Printing Co. Ltd.                     JP          24,069
           100   Trans Cosmos, Inc.                           JP           5,238
         2,137   Getronics NV                                 NL          87,809
           135   Hagemeyer Nv                                 NL           4,569
           100   Oce Nv                                       NL           2,940
           606   TNT Post Group NV                            NL          16,344
           120   Vedior NV                                    NL           2,703
           225   Merkantildata Asa                            NO           2,249
        14,900   Philippine Long Distance Telephone Co.       PH         481,972
         2,333   INAPA-Investimentos
                   Participacoes e Gestao, S.A.               PT          19,074
         4,305   Jeronimo Martins SGPS, SA                    PT         141,832
 *       1,366   Jeronimo Martins (Rights)                    PT          43,776
       600,000   Informatics Holdings Ltd.                    SG         240,779
         5,260   Autopistas Concesionaria Espanola SA         SP          66,536
           200   Prosegur, Cia De Segurid SA                  SP           2,316
 *       1,000   Sociedade General de Aguas de Barcelona, SA  SP          56,584
           160   Wm-data AB (Class B)                         SW           5,882
           130   Adecco Sa                                    SZ          65,582
*            8   Sgs Societe Generale de Surveillance
                   Holding SA (Class B)                       SZ           7,190
            20   Sgs Societe Generale de Surveillance
                   Holding SA (Class R)                       SZ           4,474
        48,800   Invensys PLC                                 UK         250,752
       125,000   Misys PLC                                    UK       1,173,017
        46,100   Rentokil Initial PLC                         UK         268,944
 *      19,000   AES Corp.                                    US         950,000
 *      20,000   AmeriLink Corp.                              US         137,500
 *      12,000   Arguss Holdings, Inc.                        US         196,500
 *      15,000   Ault, Inc.                                   US         163,125
 *       5,000   Ceridian Corp.                               US         183,125
         4,000   Cintas Corp.                                 US         275,000
 *       7,000   Computer Sciences Corp.                      US         416,938
 *       8,100   Corporate Executive Board Co.                US         227,813
 *       2,100   Critical Path, Inc.                          US         208,950
 *      99,000   EarthShell Corp.                             US         965,250
         8,000   Equifax, Inc.                                US         287,500
 *       5,000   Fiserv, Inc.                                 US         292,813

BUSINESS EQUIPMENT & SERVICES  (cont.)

         5,000   Interpublic Group of Cos., Inc.              US    $    387,813
 *       3,900   Metzler Group, Inc.                          US         108,713
         7,900   National Data Corp.                          US         364,388
 *      21,800   NewsEdge Corp.                               US         185,300
 *       7,600   Nielsen Media Research, Inc.                 US         208,050
 *      12,700   Nova Corp.                                   US         330,200
 *       8,000   Office Depot, Inc.                           US         176,000
         5,000   Omnicom Group, Inc.                          US         362,500
 *      10,700   PAREXEL International Corp.                  US         257,469
         8,900   Paychex, Inc.                                US         454,456
         7,000   SunGard Data Systems, Inc.                   US         223,563
 *     110,700   TeleTech Holding, Inc.                       US         733,388
        13,000   Waste Management, Inc.                       US         734,500
                                                                    ------------
                                                                      15,302,570
                                                                    ------------
CAPITAL GOODS  1.5%

            30   Va Technologie AG                            AS           2,856
             5   Bekaert NV                                   BE           2,390
           130   FLS Industries AS (Class B)                  DK           3,145
            30   NKT Holding AS                               DK           1,943
            20   Kone Corp. (Class B)                         FI           2,242
           200   Valmet Oyj                                   FI           2,454
         3,350   Continental AG                               GM           8,379
         1,650   Heidelberger Zement AG                       GM         110,117
           250   Linde AG                                     GM         152,037
         3,000   MAN AG                                       GM          94,078
         6,150   Mannesmann AG                                GM         805,913
         9,300   Siemens AG                                   GM         685,579
        29,966   CRH PLC                                      IR         591,084
         8,250   Dcc Plc                                      IR          74,168
         3,000   Magneti Marelli Spa                          IT           4,252
         4,085   Pirelli Spa                                  IT          12,486
         1,000   Amada Co. Ltd.                               JP           6,285
         2,000   Bridgestone Corp.                            JP          53,635
         1,000   Daikin Indsutries Ltd.                       JP          10,442
         2,000   Denso Corp.                                  JP          40,645
         1,000   Ebara Corp.                                  JP          12,160
         1,000   Fujikura Ltd.                                JP           5,213
         4,000   Kawasaki Heavy Industries Ltd.               JP          10,090
         2,000   Komatsu Ltd.                                 JP          11,917
         1,000   Koyo Sieko Co. Ltd.                          JP           6,746
         3,000   Kubota Corp.                                 JP           8,523
         1,000   Minebea Co. Ltd                              JP           9,679
         8,000   Mitsubishi Heavy Industries Ltd.             JP          35,064
         1,000   Ngk Insulators, Ltd.                         JP          12,194
         1,000   Ngk Spark Plug Co. Ltd.                      JP          10,517
           200   SMC Corp.                                    JP          18,454
         2,000   Sumitomo Electric Industries                 JP          24,220
         2,000   The Furukawa Electric Co.                    JP           8,749
         1,000   Toyoda Automatic Loom Works Ltd.             JP          19,149
        60,000   Cemex SA de CV (Class B), ADR                MX         558,456
       370,000   IJM Corp. Berhad                             MY         247,313
           130   Kvaerner ASA                                 NO           2,598
            90   Tomra Systems Asa                            NO           3,575
         4,000   Sembcorp Industries Ltd.                     SG           4,981
         5,575   Samsung Electronics Ltd., GDS (1/2 Voting)   SK         245,439
         1,315   Grupo Dragados SA                            SP          43,950
         1,230   Fomento de Construcciones y Contratas SA     SP          75,192
         1,436   Zardoya Otis SA                              SP          37,059
        21,755   ABB AB (Class A)                             SW         303,163
         8,390   ABB AB (Class B)                             SW         116,918

      The accompanying notes are an integral part of these financial statements.

24  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

CAPITAL GOODS  (cont.)

           265   Atlas Copco AB (Class A)                     SW    $      7,134
           130   Atlas Copco Ab (Class B)                     SW           3,423
           410   Sandvic AB (Class A)                         SW           9,239
           145   Sandvik AB (Class B)                         SW           3,276
           200   SKF AB (Class A)                             SW           3,238
           135   SKF AB (Class A)                             SW           2,322
           285   Abb Ag (Bearer Shares)                       SZ         415,997
            45   ABB AG (Registered Shares)                   SZ          13,137
            25   Georg Fischer AG                             SZ           9,315
             5   Schindler Holding AG                         SZ           7,364
             5   Schindler Holding AG (Registered)            SZ           7,905
 *          30   Sulzer AG                                    SZ          19,070
        33,000   General Electric Co.                         US       3,491,937
 *      20,000   IMPCO Technologies, Inc.                     US         170,000
        19,000   Sundstrand Corp.                             US       1,363,250
 *       8,500   Zomax, Inc.                                  US         190,188
                                                                    ------------
                                                                      10,212,244
                                                                    ------------
CONSUMER DURABLES  2.6%

            10   Sa D'Ieteren SA                              BE           4,463
         2,312   Magna International, Inc. (Class A)          CN         137,365
            40   Bang & Olufsen Holding AS (Class B)          DK           2,727
         8,701   DaimlerChrysler AG                           GM         851,668
         5,500   Volkswagen AG                                GM         389,162
         1,800   Volkswagen AG (Preferred)                    GM          77,103
        66,000   Waterford Wedgwood PLC                       IR          64,221
           625   Bulgari Spa                                  IT           3,768
 *       7,985   Fiat Spa                                     IT          26,772
 *       2,210   Fiat SPA (Preferred)                         IT           3,810
 *       1,705   Fiat Spa RNC                                 IT           3,057
         1,000   Casio Computer Co. Ltd.                      JP           6,956
         1,000   Citizen Watch Co. Ltd.                       JP           8,297
         1,000   Fuji Photo Film                              JP          37,796
         2,000   Honda Motor Co.                              JP          88,163
         5,000   Matsushita Electric Industrial Co. Ltd.      JP          95,118
        49,000   Murata Manufacturing Co. Ltd.                JP       2,804,693
 *       6,000   Nissan Motor Co. Ltd.                        JP          23,030
         1,000   Pioneer Electric Corp.                       JP          19,024
        10,000   Rohm Co. Ltd.                                JP       1,206,788
         5,000   Sanyo Electric Co. Ltd.                      JP          18,730
           300   Sega Enterprises Ltd.                        JP           5,343
         3,000   Sharp Corp.                                  JP          35,198
         1,000   Sony Corp.                                   JP          93,442
        23,000   Sony Corp., ADR                              JP       2,127,500
        10,000   Toyota Motor Corp.                           JP         284,098
         1,000   Yamaha Corp.                                 JP          10,618
         7,924   Koninklijke (Royal) Philips Electronics NV   NL         683,036
           600   Fisher & Paykel Industries Ltd.              NZ           2,197
         1,000   Cycle & Carriage Ltd.                        SG           5,960
        12,295   Electrolux AB                                SW         249,347
         9,515   Securitas AB (Class B)                       SW         141,059
           300   Volvo AB (Class A)                           SW           7,774
           660   Volvo AB (Class B)                           SW          17,416
           115   The Swatch Group AG                          SZ          17,503
            30   The Swatch Group AG (Class B)                SZ          21,412
        16,200   GKN plc                                      UK         276,559
 *       3,800   Autoweb.Com, Inc.                            US          99,275
         9,000   Federal-Mogul Corp.                          US         394,875
        48,500   Ford Motor Co.                               US       3,100,969
        28,800   General Motors Corp.                         US       2,561,400
         8,000   Harley-Davidson, Inc.                        US         477,000

CONSUMER DURABLES  (cont.)

         7,000   Maytag Corp.                                 US    $    478,625
 *      30,000   Miller Industries, Inc.                      US         151,875
         8,000   Whirlpool Corp.                              US         531,000
                                                                    ------------
                                                                      17,646,192
                                                                    ------------
CONSUMER NON-DURABLES  3.1%

            45   Austria Tabakwerke AG                        AS           2,760
         5,100   George Weston Ltd.                           CN         202,589
         9,100   The Seagram Company Ltd.                     CN         517,293
            75   Carlsberg AS (Class A)                       DK           3,490
            60   Carlsberg AS (Class B)                       DK           2,835
           125   Danisco AS                                   DK           5,853
           110   Cultor Oyj                                   FI           2,024
           400   Raisio Group PLC                             FI           3,659
         9,100   Lvmh                                         FR       2,442,727
           440   Lvmh, Adr                                    FR          22,935
        18,500   Societe BIC SA                               FR       1,038,982
        18,700   Greencore Group PLC                          IR          71,201
        13,365   Kerry Group PLC                              IR         175,705
         3,875   Benetton Group Spa                           IT           6,967
           400   Marzotto Spa                                 IT           3,372
         3,120   Parmalat Finanziaria Spa                     IT           4,521
         2,000   Ajinomoto Co., Inc.                          JP          23,147
         1,000   Asahi Breweries Ltd.                         JP          13,040
         2,000   Kao Corp.                                    JP          50,786
         1,000   Katokichi Co. Ltd.                           JP          14,163
         1,000   Kikkoman Corp.                               JP           6,805
         3,000   Kirin Brewery Co. Ltd.                       JP          33,941
         1,000   Meija Seika                                  JP           6,026
         1,000   Nippon Meat Packers, Inc.                    JP          13,434
         1,000   Onward Kashiyama Co. Ltd.                    JP          12,235
         1,000   Snow Brand Milk Products Co. Ltd.            JP           5,196
         1,000   Takara Shuzo Co. Ltd.                        JP           7,023
         1,000   Yamazaki Baking Co. Ltd.                     JP          12,663
           400   Heineken NV                                  NL          20,095
        14,207   Unilever NV                                  NL         973,687
         1,025   Lion Nathan Ltd.                             NZ           2,579
           100   Unicer-Uniao Cervejeira SA                   PT           2,274
         2,000   Fraser & Neave Ltd.                          SG           8,852
           135   Azucarera Ebro Agricolas SA                  SP           2,386
 *         200   El Aguila SA                                 SP           1,864
         3,290   Tabacalera SA                                SP          64,130
           875   Swedish Match AB                             SW           2,875
         1,062   Nestle SA                                    SZ       1,966,757
 *      84,931   President Enterprises, GDR                   TW         764,379
        19,200   Bass PLC                                     UK         303,689
        25,950   British American Tobacco PLC                 UK         217,435
        17,300   Cadbury Schweppes PLC                        UK         232,042
        59,334   Diageo PLC                                   UK         688,006
        47,100   Unilever PLC                                 UK         418,890
        17,000   Anheuser Busch Cos., Inc.                    US       1,243,125
 *      20,400   Audiovox Corp.                               US         130,050
        22,000   ConAgra, Inc.                                US         547,250
        18,700   Craftmade International, Inc.                US         245,438
 *      15,000   e4L, Inc.                                    US         111,563
        13,300   Eastman Kodak Co.                            US         992,513
         4,000   General Mills, Inc.                          US         292,500
        16,000   Heinz (H.J.) & Co.                           US         747,000
 *      61,200   NPC International, Inc.                      US       1,101,600
        29,000   Philip Morris Cos., Inc.                     US       1,016,813
        16,000   Procter & Gamble Co.                         US       1,501,000

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  25

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

CONSUMER NON-DURABLES  (cont.)

         5,000   Quaker Oats Co.                              US    $    322,813
 *      12,000   RARE Hospitality International, Inc.         US         216,000
 *       5,500   Scotts Co.                                   US         226,188
 *      12,000   Select Comfort Corp.                         US         194,250
 *      19,000   Smithfield Foods, Inc.                       US         448,875
 *      14,700   Steven Madden Ltd.                           US         132,300
 *       4,400   Suiza Foods Corp.                            US         165,275
        10,000   SYSCO Corp.                                  US         296,875
 *      26,500   U.S. Home & Garden, Inc.                     US         145,750
        10,000   UST, Inc.                                    US         278,750
                                                                    ------------
                                                                      20,731,240
                                                                    ------------
CONSUMER SERVICES  1.5%

 *      27,500   Cinar Corp. (Class B)                        CN         574,063
        15,500   The Thompson Corp.                           CN         467,091
         2,175   Hachette Filipacchi Medias                   FR         502,865
         2,800   Havas Advertising SA                         FR         568,593
        16,500   Lagardere S.C.A.                             FR         654,072
         1,000   Television Broadcasts Ltd.                   HK           4,064
        20,560   Independent Newspapers PLC                   IR         101,115
           250   Jurys Hotel Group Plc                        IR           2,353
         2,570   Mediaset SPA                                 IT          22,289
           280   Mondadori (Arnoldo) Editore SPA              IT           4,975
           200   Namco Ltd.                                   JP           4,525
        20,000   Secom Co.                                    JP       1,954,326
           100   Toho Co. Ltd.                                JP          14,171
        15,893   Elsevier NV                                  NL         237,851
         6,616   Wolters Kluwer NV                            NL         288,293
           200   Schibsted Asa                                NO           2,486
         1,000   Singapore Press Holdings Ltd.                SG          14,754
            80   Sol Melia Sa                                 SP           2,985
 *         460   TelePizza SA                                 SP           2,919
             2   Kuoni Reisen AG                              SZ           7,085
            10   Moevenpick Holding AG                        SZ           5,117
        29,100   British Sky Broadcasting Group PLC           UK         257,166
        18,800   Granada Group PLC                            UK         399,103
        25,200   Reed International PLC                       UK         228,780
        26,100   Reuters Group PLC                            UK         353,012
        23,800   Scottish & Newcastle PLC                     UK         297,407
 *       3,500   Action Performance Companies, Inc.           US         118,563
 *      31,300   American Classic Voyages Co.                 US         559,488
 *      10,900   Carmike Cinemas, Inc.                        US         235,031
        22,000   Cash America International, Inc.             US         280,500
 *      29,000   Cendant Corp.                                US         522,000
 *      13,000   Fairfield Communities, Inc.                  US         167,375
 *         300   First Cash, Inc.                             US           3,281
 *         550   Go2net, Inc.                                 US          84,425
 *      15,000   Loews Cineplex Entertainment Corp.           US         189,375
        17,000   Royal Caribbean Cruises Ltd.                 US         627,938
 *      14,000   United Retail Group,Inc.                     US         151,375
                                                                    ------------
                                                                       9,910,811
                                                                    ------------
ENERGY  1.9%

            55   OMV AG                                       AS           5,323
           585   PetroFina SA                                 BE         353,911
        17,395   Eni Spa                                      IT         114,618
         4,000   Nippon Mitsubishi Oil Co.                    JP          17,867
        48,550   Royal Dutch Petroleum Co.                    NL       2,829,325
           485   Norsk Hydro ASA                              NO          21,718
 *         180   Petroleum Geo - Services ASA                 NO           3,033
           200   Smedvig ASA (Class A)                        NO           2,588

ENERGY  (Cont.)

         1,200   Fletcher Challenge Energy                    NZ    $      2,871
        16,035   Repsol SA                                    SP         261,175
        81,926   British Petroleum PLC                        UK       1,552,103
        13,200   Burmah Castrol PLC                           UK         225,982
        24,000   Ameren Corp.                                 US         928,500
        18,000   DQE, Inc.                                    US         741,375
        32,000   FPL Group, Inc.                              US       1,804,000
 *      26,100   Global Industries, Ltd.                      US         321,356
         7,000   Kansas City Power & Light Co.                US         187,250
 *      13,400   Marine Drilling Company, Inc.                US         230,313
 *       6,800   Newpark Resources, Inc.                      US          62,475
        70,000   Puget Sound Energy, Inc.                     US       1,728,125
        16,000   Sempra Energy                                US         332,000
        10,000   Sonat, Inc.                                  US         357,500
        23,000   Transocean Offshore, Inc.                    US         682,813
                                                                    ------------
                                                                      12,766,221
                                                                    ------------
FINANCIAL SERVICES (BANKS)  4.7%

         4,500   Bank Austria AG                              AS         279,426
        10,000   Westpac Banking Corp. Ltd.                   AU       1,559,001
           645   KBC Bancassurance Holding NV                 BE          40,044
         1,215   Den Danske Bank Group                        DK         140,061
           115   Unidanmark AS                                DK           7,905
         2,000   Merita PLC (Class A)                         FI          11,951
         8,637   Bayerische Vereinsbank AG                    GM         570,933
         8,888   Deutsche Bank AG                             GM         513,731
         9,600   Dresdner Bank AG                             GM         414,260
         4,200   Hang Seng Bank                               HK          49,717
        64,881   Allied Irish Banks PLC                       IR       1,049,907
         3,910   Banca Commerciale Italia                     IT          32,215
         5,035   Banca Intesa SPA                             IT          26,839
         1,610   Banca Intesa SPA (Savings Shares)            IT           4,155
           575   Banca Popolare di Milano                     IT           4,896
         1,240   Mediobanca SPA                               IT          15,607
        75,050   Instituto Bancario San Paolo di Torino       IT       1,222,892
        10,570   Unicredito Italian Spa                       IT          53,661
         6,000   Asahi Bank Ltd.                              JP          31,728
        12,000   The Bank Of Tokyo-Mitsubishi Ltd.            JP         177,197
        21,000   The Bank of Tokyo-Mitsubishi Ltd., ADR       JP         307,125
         3,000   The Bank Of Yokohama Ltd.                    JP           8,422
         2,000   The Chiba Bank Ltd.                          JP           8,397
         9,000   The Fuji Bank Ltd.                           JP          70,295
         1,000   The Gunma Bank Ltd.                          JP           7,291
         6,000   The Industrial Bank Of Japan Ltd.            JP          50,031
         2,000   The Joyo Bank Ltd.                           JP           7,961
         3,000   The Mitsubishi Trust & Banking Corp.         JP          32,935
        11,000   The Sakura Bank Ltd.                         JP          42,497
         1,000   The 77 Bank Ltd.                             JP           9,009
         2,000   The Shizuoka Bank Ltd.                       JP          23,583
         8,000   The Sumitomo Bank Ltd.                       JP         108,343
         6,000   The Tokai Bank Ltd.                          JP          39,221
 *       5,000   The Yasuda Trust & Banking Co. Ltd.          JP           6,453
         1,800   Abn Amro Holding Nv                          NL          42,930
         1,150   Christiania Bank Og Kreditkasse              NO           4,420
         1,340   Den Norske Bank ASA                          NO           4,842
        11,930   Banco Comerical Portugues, SA                PT         336,768
           255   Banco Espirito Santo e Comercial de Lisboa   PT           6,133
         4,770   BPI-SGPS SA (Registered Shares)              PT         128,647
         1,000   Development Bank of Singapore                SG          10,623
       220,594   Lloyds TSB Group PLC                         SG       1,158,519

      The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS)  (Cont.)

        17,118   Overseas-Chinese Banking
                   Corp. Ltd. (Foreign Registered)            SG    $  2,098,049
       215,899   United Overseas Bank Ltd.
                   (Foreign Registered)                       SG       1,669,092
        50,400   Banco Bilbao Vizcaya SA                      SP         754,806
        35,596   Banco Santander Central Hispano SA           SP         774,045
        13,455   Corporacion Bancaria de Espana SA            SP         316,775
         9,665   ForeningsSparbanken AB                       SW         212,058
         1,280   Skandinaviska Enskilda Banken                SW          16,699
            70   Svenska Handelsbanken AB                     SW           2,379
           470   Svenska Handelsbanken AB (Class A)           SW          17,614
         2,025   Credit Suisse Group (Registered Shares)      SZ         401,852
         1,625   Ubs Ag                                       SZ         552,203
 *     300,000   Bangkok Bank Ltd. (Foreign Registered)       TH         897,574
 *      24,285   Thai Farmers Bank (Warrants 09/15/02)        TH           3,535
        20,100   Abbey National PLC                           UK         454,501
        20,700   Barclays PLC                                 UK         654,497
        25,400   Halifax plc                                  UK         782,639
        13,200   HSBC Holdings plc                            UK         953,837
        78,375   HSBC Holdings PLC (United Kingdom Shares)    UK         501,639
        24,285   Royal Bank of Scotland Group PLC             UK         329,681
        36,800   Bank One Corp.                               US       2,171,200
        12,600   BankAmerica Corp.                            US         907,200
        13,000   BankBoston Corp.                             US         637,000
        25,000   Chase Manhattan Corp.                        US       2,068,750
        15,000   Firstar Corp.                                US         450,938
        23,000   MBNA Corp.                                   US         648,313
         6,000   Mellon Bank Corp.                            US         445,875
         9,000   Morgan (J.P.) & Co., Inc.                    US       1,212,750
        15,000   National City Corp.                          US       1,076,250
        15,000   PNC Bank Corp.                               US         868,125
        20,000   Wells Fargo Co.                              US         863,750
                                                                    ------------
                                                                      31,364,197
                                                                    ------------
FINANCIAL SERVICES (OTHER)  4.0%

            15   Generali Holding Vienna AG                   AS           3,070
 *       1,560   Fortis (B)                                   BE          52,385
 *       7,812   Fortis (B) - Strip VVR                       BE              83
 *         868   Fortis (B) (Rights)                          BE           4,462
            45   Pohjola Group Insurance Corp.                FI           2,135
            40   Pohjola Group Insurance Corp. (Class A)      FI           1,887
           200   Sampo Insurance Co. Ltd. (Class A)           FI           6,306
        20,572   Axa                                          FR       2,658,825
 *         114   Axa - Ctf de Valeur (Warrant)                FR             573
           750   Axa Colonia Konzern AG                       FR          71,391
           700   Allied Zurich PLC                            GM         355,574
           750   AMB Aachener & Muenchener Beteiligungs AG    GM          77,441
         1,560   Muenchener
                   Rueckversicherungs-Gesellschaft AG         GM         319,262
 *       1,560   Muenchener Rueckversicherungs-
                   Gesellschaft AG(New Registered)            GM         315,962
 *          60   Muenchener Rueckversicherungs-
                   Gesellschaft AG (Warrant)                  GM           2,094
        24,915   Irish Life PLC                               IR         223,986
         8,205   Irish Life & Permanent Plc                   IR         118,888
         2,235   Assicurazioni Generali                       IT          87,108
         8,720   Instituto Nazionale delle Assicurazioni      IT          23,057
           915   Riunione Adriatica de Sicurta SPA            IT           9,629
           395   Riunione Adriatica de Sicurta SPA
                   (Savings Shares)                           IT           3,614
           265   Societa Assicuratrice Industriale            IT           3,265
        10,160   Unione Immobiliare SPA                       IT           5,824
           400   Acom Co. Ltd.                                JP          30,002

FINANCIAL SERVICES (OTHER)  (cont.)

           400   Credit Saison Co. Ltd.                       JP    $      8,179
         4,000   Daiwa Securities Co. Ltd.                    JP          24,471
         2,000   Mitsui Marine And Fire Insurance Co. Ltd.    JP          11,096
         1,000   The Nichido Fire & Marine Insurance Co. Ltd. JP           5,741
       160,000   The Nikko Securities Co. Ltd.                JP         918,500
           200   Orix Corp.                                   JP          16,107
         2,000   The Sumitomo Marine & Fire
                   Insurance Co. Ltd.                         JP          13,576
       167,000   The Nomura Securities Co. Ltd.               JP       1,802,606
         4,000   The Tokio Marine & Fire Insurance Co. Ltd.   JP          46,629
           740   Aegon NV                                     NL          71,026
         3,950   Aegon NV (New York Shares)                   NL         951,250
         1,707   ING Groep NV                                 NL         105,256
 *         590   Storebrand ASA                               NO           4,271
           100   Companhia de Seguros Tranquilidade           PT           2,565
         1,100   Commercial Union PLC                         SP         275,252
         1,215   Corporacion Mapfre                           SP          24,724
         3,260   Vallehermoso SA                              SP          32,411
           470   Fastighets AB Balder                         SW           5,017
           175   Om Gruppen Ab                                SW           2,231
         1,115   Skandia Forsakrings Ab                       SW          21,555
           390   Schweizerische Rueckversicherungs-
                   Gesellschaft (Swiss Registered)            SZ         854,017
           360   Zurich Allied AG                             SZ         232,151
        25,950   Allianz AG                                   UK       1,260,417
        15,600   Land Securities PLC                          UK         205,226
        78,800   Legal & General Group plc                    UK         227,797
        27,400   Prudential Corp. PLC                         UK         391,086
        26,615   Royal & Sun Alliance Insurance Group PLC     UK         226,645
        27,000   Alliance Capital Management L.P.             US         749,250
        10,000   Allstate Corp.                               US         363,750
         4,000   American Express Co.                         US         522,750
         7,000   American International Group, Inc.           US         822,063
        11,800   Associates First Capital Corp.               US         522,888
         9,000   Capital One Financial Corp.                  US       1,563,188
        35,500   Citigroup, Inc.                              US       2,671,375
 *       5,400   Concord EFS, Inc.                            US         180,225
        10,000   Federal Home Loan Mortgage Corp.             US         627,500
        21,000   Federal National Mortgage Association        US       1,489,688
         9,000   MGIC Investment Corp.                        US         437,063
        12,900   Morgan Stanley, Dean Witter and Co.          US       1,279,519
        27,000   Provident Cos., Inc.                         US       1,063,125
         5,000   Providian Financial Corp.                    US         645,313
 *       7,000   Robert Half International, Inc.              US         167,125
        10,000   The Charles Schwab Corp.                     US       1,097,500
        17,000   Washington Mutual, Inc.                      US         699,125
                                                                    ------------
                                                                      27,018,072
                                                                    ------------
HEALTH CARE  4.9%

           315   Ucb Sa                                       BE          14,659
           165   Novo Nordisk AS (Class B)                    DK          16,203
            70   Instrumentarium Corp. (Class A)              FI           2,295
         1,650   AstraZeneca Group PLC                        GM       1,390,502
        47,700   Beiersdorf AG                                GM         116,923
         2,300   Grupo Casa Autrey SA de CV, ADR              GM         603,125
         1,386   Merck KGaA                                   GM          78,573
        76,067   Schering AG                                  GM         188,910
         1,000   Chugai Pharmaceutical Co. Ltd.               JP          11,900
         1,000   Daiichi Pharmaceutical Co. Ltd.              JP          16,258
         1,000   Eisai Co. Ltd.                               JP          18,730
         1,000   Kyowa Hakko Kogyo Co. Ltd.                   JP           5,791
        89,000   Sankyo Co. Ltd.                              JP       1,868,385

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (cont.)

         1,000   Shionogi & Co. Ltd.                          JP    $      8,900
         1,000   Shiseido Co. Ltd.                            JP          15,755
         1,000   Taisho Pharmaceutical Co.                    JP          30,756
         2,000   Takeda Chemical Industries                   JP          86,989
           200   The Uni-charm Corp.                          JP           9,068
         1,000   Yamanouchi Pharmaceutical Co. Ltd.           JP          31,678
        96,500   Glaxo Wellcome PLC                           MX       1,406,926
           200   Aker RGI ASA                                 NO           2,627
           150   Fabrica Espanola de Productos
                   Quimicos y Farmaceuticos SA                SP           1,950
            50   Novartis AG (Bearer Shares)                  SZ          73,179
         1,856   Novartis AG (Registered Shares)              SZ       2,718,830
           217   Roche Holding AG                             SZ       2,553,862
            12   Roche Holidng AG (Bearer Shares)             SZ         211,684
        35,698   SmithKline Beecham PLC                       UK       1,005,592
        12,000   Abbott Laboratories                          US         581,250
 *      12,700   ArthroCare Corp.                             US         219,075
         6,000   Becton Dickinson & Co.                       US         223,125
         3,500   Biogen, Inc.                                 US         332,719
        20,000   Boston Scientific Corp.                      US         851,250
        24,000   Bristol-Myers Squibb Co.                     US       1,525,500
         5,000   Cardinal Health, Inc.                        US         299,063
         7,000   Centocor, Inc.                               US         310,625
 *      28,100   Cytyc Corp.                                  US         549,707
 *      12,900   EndoSonics Corp.                             US          65,306
         4,000   Forest Laboratories, Inc. (Class A)          US         178,000
 *       8,000   Fusion Medical Technologies, Inc.            US          56,500
 *      33,700   Gene Logic, Inc.                             US         143,225
 *      65,100   Genelabs Technologies, Inc.                  US         109,856
 *      20,800   Genentech, Inc.                              US       1,760,200
 *      14,500   General Nutrition Companies, Inc.            US         240,156
 *       9,400   Getty Images, Inc.                           US         244,400
 *       7,400   Gilead Sciences, Inc.                        US         340,863
        10,000   Guidant Corp.                                US         536,875
        46,000   Healthsouth Rehabilitation Corp.             US         618,125
         3,000   Immunex Corp.                                US         286,500
 *       6,000   IMS Health, Inc.                             US         180,000
         9,000   Johnson & Johnson                            US         877,500
        11,000   Lilly (Eli) & Co.                            US         809,875
        23,000   McKesson HBOC, Inc.                          US         805,000
 *      45,100   Mediconsult.com, Inc.                        US         538,381
         5,900   Medtronic, Inc.                              US         424,431
        28,000   Merck & Co.                                  US       1,967,000
 *       6,700   NeoPharm, Inc.                               US         114,738
 *       4,500   Novoste Corp.                                US         100,125
 *      40,900   Orthodontic Centers of America, Inc.         US         506,138
 *       3,700   Oxford Health Plans, Inc.                    US          73,769
 *       3,500   Perclose, Inc.                               US         133,000
        10,000   Pfizer, Inc.                                 US       1,150,625
 *       4,600   Quintiles Transnational Corp.                US         186,588
 *      12,100   SangStat Medical Corp.                       US         175,450
        18,000   Schering Plough Corp.                        US         869,625
        19,000   Warner-Lambert Co.                           US       1,290,813
 *      15,600   Wesley Jessen VisionCare, Inc.               US         477,750
                                                                    ------------
                                                                      32,643,178
                                                                    ------------
MULTI-INDUSTRY  0.8%

            50   Groupe Bruxell Lambert SA                    BE    $      9,175
         4,197   Bct. Telus Communications, Inc.              CN         104,199
           150   Metra Oyj (Class B)                          FI           3,736
         9,000   Hutchison Whampoa Ltd.                       HK          80,701
         3,500   Swire Pacific Ltd.                           HK          19,643
        50,000   Larsen & Toubro Ltd., GDR                    IN         462,500
        10,775   Montedison Spa                               IT          10,348
         1,600   Snia Spa                                     IT           2,065
 *     248,000   Renong Berhad
                   (Convertible Loan Stock 05/21/01)          MY          40,136
 *     155,000   Renong Berhad (Warrants Exp. 11/21/00)       MY          18,151
           325   Orkla ASA (Class A)                          NO           5,455
            85   Sonae Investimentos - Sociedade
                   Gestorade Participacoes SA                 PT           3,038
         2,000   Keppel Corp.                                 SG           5,713
         6,000   Singapore Technology Engineering Ltd.        SG           6,444
           330   Corporacion Financiera Alba SA               SP          50,626
           240   Trelleborg AB (Class B)                      SW           2,220
            50   Alusuisse Lonza Group AG                     SZ          59,862
        20,100   Allied-Signal, Inc.                          US       1,180,875
 *      28,000   CBS Corp.                                    US       1,275,750
         8,000   Corning, Inc.                                US         458,000
        18,400   Minnesota Mining & Manufacturing Co.         US       1,637,600
                                                                    ------------
                                                                       5,436,237
                                                                    ------------
RAW MATERIALS  1.8%

            50   Boehler - Uddeholm AG                        AS           2,942
           120   RHI AG                                       AS           3,667
            15   Wienerberger Baustoffindustrie AG            AS           2,872
       500,000   North Ltd.                                   AU       1,058,160
            45   Cimenteries Cbr Cementbedriven               BE           4,188
            20   Glaverbel SA                                 BE           2,200
           180   Solvay SA                                    BE          12,565
            70   Union Miniere SA                             BE           2,673
         7,564   Alcan Aluminum Ltd.                          CN         238,301
         9,500   Barrick Gold Corp.                           CN         191,614
         4,419   Canadian Occidental Petroleum Ltd.           CN          66,734
       100,000   Falconbridge Ltd.                            CN       1,489,624
         7,010   Inco Ltd.                                    CN         133,949
        10,100   Noranda, Inc.                                CN         134,888
         7,300   Placer Dome, Inc.                            CN         102,993
         1,700   Potash Corporation of Saskatchewan, Inc.     CN         103,390
           400   Outokumpo Oyj                                FI           4,590
           350   Rautaruukki Oyj                              FI           2,480
           570   Upm - Kymmene Oyj                            FI          17,272
         9,100   Basf Ag                                      GM         397,497
        10,450   Bayer AG                                     GM         442,098
         2,500   Degussa-Huels AG                             GM         109,996
         4,000   Preussag AG                                  GM         211,318
 *       4,000   Preussag AG (Rights)                         GM           2,919
         8,000   Thyssen Krupp AG                             GM         166,686
 *   7,186,000   PT Dynaplast                                 ID         604,242
        87,395   Jefferson Smurfit Group PLC                  IR         238,478
           400   Burgo (Catiere) SPA                          IT           2,856
           360   Italcementi SPA                              IT           4,169
         4,000   Asahi Chemical Industry Co. Ltd.             JP          23,298
         3,000   Asahi Glass Co. Ltd.                         JP          22,979
         2,000   Dainippon Ink & Chemical, Inc.               JP           7,274
         1,000   Inax Corp.                                   JP           7,065

      The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS  (cont.)

         1,000   Kaneka Corp.                                 JP    $      8,087
         9,000   Kawasaki Steel Corp.                         JP          17,272
         1,000   Kuraray Co. Ltd.                             JP          11,397
         5,000   Mitsubishi Chemical Corp.                    JP          15,462
         3,000   Mitsubishi Materials Corp.                   JP           7,216
         2,000   Mitsubishi Rayon Co. Ltd.                    JP           5,296
         1,000   Mitsui Mining & Smelting Co. Ltd.            JP           5,179
         2,000   Nippon Paper Industries Co. Ltd.             JP          10,559
        17,000   Nippon Steel Corp.                           JP          38,181
        10,000   Nkk Corp.                                    JP           7,961
         3,000   Oji Paper Co. Ltd.                           JP          17,976
       131,000   Sekisui Chemical Co. Ltd.                    JP         876,078
         1,000   Shin-etsu Chemical Co.                       JP          31,846
         4,000   Sumitomo Chemical Co.                        JP          17,867
         1,000   Sumitomo Forestry Co. Ltd.                   JP           7,542
         9,000   Sumitomo Metal Industries Ltd.               JP          11,992
         2,000   Taiheiyo Cement Corp.                        JP           6,470
         2,000   Teijin Ltd.                                  JP           8,414
         4,000   Toray Industries, Inc.                       JP          21,219
         2,000   Tosoh Corp.                                  JP           3,956
         1,000   Tostem Corp.                                 JP          18,563
         1,000   Toto Ltd.                                    JP           8,230
         1,000   Toyo Seikan Kaisha Ltd.                      JP          20,365
       140,000   Kimberly-Clark de Mexico SA                  MX         542,934
           370   Akzo Nobel NV                                NL          16,729
           131   Buhrmann NV                                  NL           2,397
            60   Koninklijke Hoogovens NV                     NL           2,408
           150   Dyno ASA                                     NO           2,633
            70   Norske Skogindustrier ASA                    NO           2,502
         3,105   Carter Holt Harvey Ltd.                      NZ           4,548
         1,600   Fletcher Challenge Building                  NZ           2,648
           175   Cimpor-Cimentos De Portugal                  PT           4,812
 *         400   Portucel Industrial-Empressa
                   Produtora de Celulose SA                   PT           2,268
        31,126   Hansol Paper Ltd., GDR                       SK         246,985
           115   Acerinox SA                                  SP           3,475
 *         200   Asturiana de Zinc SA                         SP           2,712
           120   Empresa Nacional de Celulosas SA             SP           2,243
            75   Portland Valderrivas SA                      SP           2,388
           250   Uralita SA                                   SP           2,340
           200   Viscofan Industria Navarra
                   De Envolturas Celulosicas SA               SP           2,464
           270   Aga Ab (Class A)                             SW           3,554
           235   Aga Ab (Class B)                             SW           3,108
           150   Granges AB                                   SW           2,544
           160   Ssab Svenskt Stal AB (Class A)               SW           2,040
           200   Ssab Svenskt Stal AB (Class B)               SW           2,538
         5,896   Stora Enso Oyj (Class A)                     SW          66,082
        10,940   Stora Enso Oyj (Class R)                     SW         125,209
           425   Svenska Cellulosa AB (Class B)               SW          10,862
            10   Forbo Holding AG (Class R)                   SZ           4,166
            80   Holderbank Financiere Glarus AG              SZ          23,827
         1,429   Holderbank Financiere Glarus AG (Class B)    SZ       1,723,968
            20   Sika Finanz AG                               SZ           5,937
        19,805   BOC Group PLC                                UK         313,418
        18,000   Imperial Chemical Industries, Inc.           UK         192,942
        31,600   Rio Tinto PLC                                UK         553,437
        39,000   AK Steel Holding Corp.                       US       1,014,000
                                                                    ------------
                                                                      11,887,225
                                                                    ------------
REIT  0.0%

         9,400   IndyMac Mortgage Holdings, Inc.              US    $    155,100
                                                                    ------------
                                                                         155,100
                                                                    ------------
RETAIL  4.6%

            10   Colruyt NV                                   BE           6,848
 *         115   Delhaize "Le Lion" SA                        BE          10,071
           100   Stockmann AB (Class A)                       FI           1,872
         4,000   Carrefour SA                                 FR       3,172,950
        17,500   Etablissemets Economiques du
                   Casino Guicahrd-Perrachon SA               FR       1,067,962
         1,000   Adidas-Saloman AG                            GM          98,679
        38,000   Ito-Yokado Co. Ltd.                          GM       2,334,297
        27,700   Kingfisher plc                               GM         414,747
       108,105   Tesco PLC                                    GM         320,337
        28,000   Fyffes Plc                                   IR          63,671
       118,200   Grupo Elektra SA de CV, GDR                  IR         834,788
           480   La Rinascente SPA                            IT           4,087
           200   Aoyama Trading Co.                           JP           5,565
 *       2,000   Daiei, Inc.                                  JP           6,319
         1,000   Hankyu Department Stores, Inc.               JP           6,202
         1,000   Isetan Co. Ltd.                              JP           9,395
         1,000   Ito-yokado Co. Ltd.                          JP          61,429
        31,800   J Sainsbury PLC                              JP         201,629
         1,000   Jusco Co. Ltd.                               JP          19,946
         1,000   Marui Co.                                    JP          16,602
         1,000   Mycal Corp.                                  JP           6,202
 *       1,000   Seiyu Ltd.                                   JP           5,992
         1,000   Takashimaya Co. Ltd.                         JP           8,171
         1,000   The Daimaru, Inc.                            JP           4,408
 *     200,000   Cifra SA de CV (Series C)                    MX         373,247
 *      50,599   Cifra SA de CV (Series V)                    MX          96,176
         5,000   Hornbach Holding AG                          MX         189,319
        12,238   Koninklijke Ahold NV                         NL         454,965
        47,300   Marks & Spencer PLC                          NL         324,249
            80   Cortefiel SA                                 SP           2,200
           450   Hennes & Mauritz AB (Class B)                SW          38,800
            30   Valora Holding AG                            SZ           7,006
         6,800   Boots Co. PLC                                UK         222,093
           200   Karstadt AG                                  UK          92,016
         3,780   Metro AG                                     UK         275,456
        19,000   The Great Universal Stores PLC               UK         216,495
 *      18,800   Abercrombie & Fitch Co. (Class A)            US       1,788,350
 *       6,000   Bed Bath & Beyond, Inc.                      US         214,125
 *       8,000   Best Buy Co., Inc.                           US         382,000
 *      14,200   Cameron Ashley Building Products, Inc.       US         156,200
 *      21,000   Consolidated Stores Corp.                    US         725,313
         9,000   Dollar General Corp.                         US         315,563
         9,000   Family Dollar Stores, Inc.                   US         217,125
 *       7,100   Gadzooks, Inc.                               US          67,450
        13,500   Gap, Inc.                                    US         898,594
 *      25,000   Genesco, Inc.                                US         271,875
 *     110,000   Hanover Direct, Inc.                         US         309,375
 *      14,200   Hines Horticulture, Inc.                     US         120,700
        36,000   Home Depot, Inc.                             US       2,157,750
 *      23,400   Image Entertainment, Inc.                    US         213,525
 *      11,000   Just For Feet, Inc.                          US         138,875
 *       6,000   Kohls Corp.                                  US         398,625
        17,000   Lowe's Cos., Inc.                            US         896,750
 *      20,000   Movie Gallery, Inc.                          US         117,500

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

RETAIL  (cont.)

        16,600   Northern Technologies International Corp.    US    $     99,600
 *       6,000   Outback Steakhouse, Inc.                     US         214,875
 *       4,500   Pacific Sunwear of California, Inc.          US         166,922
 *      55,000   Photon Dynamics, Inc.                        US         550,000
 *      38,700   Rent-Way, Inc.                               US       1,054,575
 *      40,450   Staples, Inc.                                US       1,213,500
 *      26,000   Starbucks Corp.                              US         960,375
         6,000   Tandy Corp.                                  US         434,625
        36,000   Texas Industries, Inc.                       US       1,111,500
        37,000   The TJX Companies, Inc.                      US       1,232,563
 *      10,200   Tuesday Morning Corp.                        US         198,900
 *      16,500   Urban Outfitters, Inc.                       US         319,688
        52,000   Wal Mart Stores, Inc.                        US       2,392,000
 *       5,700   Zales Corp.                                  US         215,531
                                                                    ------------
                                                                      30,528,540
                                                                    ------------
SHELTER  0.4%

         5,000   Cheung Kong (Holdings) Ltd.                  HK          45,479
         7,000   New World Development Co.                    HK          17,340
         5,000   Sun Hung Kai Properties Ltd.                 HK          43,866
        10,000   Wharf (Holdings) Ltd.                        HK          24,514
           455   Sirti SPA                                    IT           2,603
         1,000   Daiwa House Industry Co. Ltd.                JP          11,942
         2,000   Kajima Corp.                                 JP           6,034
         1,000   Kandenko Co. Ltd.                            JP           6,319
         1,000   Kinden Corp.                                 JP          12,755
         3,000   Mitsubishi Estate Co. Ltd.                   JP          30,698
         2,000   Mitsui Fudosan Co. Ltd.                      JP          18,437
         1,000   Nishimatsu Construction Co. Ltd.             JP           5,816
         2,000   Obayashi Corp.                               JP          11,012
         2,000   Sekisui House Ltd.                           JP          22,409
         2,000   Shimizu Corp.                                JP           7,844
            60   Ihc Caland NV                                NL           2,722
         2,000   City Developments Ltd.                       SG          13,337
         3,000   Dbs Land Ltd                                 SG           5,559
           100   Acs, Actividades de Construccion y
                   Servicios SA                               SP           3,006
           150   Inmobiliaria Urbis SA                        SP           2,237
            95   Metrovacesa SA                               SP           2,075
           245   Drott AB                                     SW           2,034
           245   Skanska AB (Class B)                         SW           9,719
        12,000   Centex Corp.                                 US         438,750
        22,000   Marriott International, Inc.                 US         921,250
        25,000   Masco Corp                                   US         737,375
 *       4,900   Westower Corp.                               US         156,800
                                                                    ------------
                                                                       2,561,932
                                                                    ------------
TECHNOLOGY  7.9%

            30   Barco NV                                     BE           5,419
        17,200   Bombardier, Inc. (Class B)                   CN         266,228
 *       2,200   Newbridge Networks Corp.                     CN          81,364
         2,635   Nokia Oyj                                    FI         203,305
         2,000   Johnson Electric Holdings Ltd.               HK           5,974
           300   Advantest Corp.                              JP          22,954
        52,000   Canon, Inc.                                  JP       1,272,491
         2,000   Dainippon Screen Manufacturing Co.           JP           9,721
           700   Fanuc Ltd.                                   JP          30,505
           200   Hirose Electric Co. Ltd.                     JP          18,605
         8,000   Hitachi Ltd.                                 JP          58,462
           500   Kyocera Corp.                                JP          29,709

TECHNOLOGY  (cont.)

 *       7,000   Mitsubishi Electric Corp.                    JP    $     24,463
         4,000   NEC Corp.                                    JP          47,802
         1,000   Nikon Corp.                                  JP          13,744
         1,000   Olympus Optical Co. Ltd.                     JP          12,303
         1,000   Omron Corp.                                  JP          13,786
        63,000   Tokyo Electron Ltd.                          JP       3,590,195
         3,000   Yokogawa Electric Corp.                      JP          16,241
 *      40,531   Samsung Elec Ltd., GDR                       SK         873,443
            50   Samsung Electronics Ltd., GDR (144a)         SK           2,234
        53,350   Telefonaktiebolaget LM Ericsson (Class B)    SW       1,401,483
        30,400   British Aerospace PLC                        UK         227,464
        52,200   General Electric PLC                         UK         550,716
 *       8,000   3Com Corp.                                   US         209,000
 *       6,000   ADC Telecommunications, Inc.                 US         286,875
 *       4,000   Altera Corp.                                 US         289,000
 *      17,000   America Online, Inc.                         US       2,426,750
 *       7,000   Analog Devices, Inc.                         US         245,875
 *      38,500   Anaren Microwave, Inc.                       US         784,438
 *      10,900   ANTEC Corp.                                  US         295,663
 *       7,000   Ascend Communications, Inc.                  US         676,375
 *       2,000   At Home Corp. (Series A)                     US         287,875
 *      20,900   BMC Software, Inc.                           US         900,006
        37,100   Boeing Co.                                   US       1,507,188
 *      10,000   Brooktrout Technology, Inc.                  US         149,375
 *      11,000   Cadence Design Systems, Inc.                 US         149,188
 *      16,200   CBT Group PLC, ADR                           US         251,100
        20,000   Cisco Systems, Inc.                          US       2,281,250
 *       5,800   Citrix Systems, Inc.                         US         246,500
        24,000   Compaq Computers Corp.                       US         535,500
        16,000   Computer Associates International, Inc.      US         683,000
        29,200   Compuware Corp.                              US         711,750
 *       3,000   Comverse Technology, Inc.                    US         192,375
        11,200   Cordant Technologies, Inc.                   US         516,600
 *      38,000   Dell Computer Corp.                          US       1,565,125
 *      10,800   Digital Lava, Inc.                           US         103,950
 *      30,800   Elantec Semiconductor, Inc.                  US         242,550
 *       4,000   Electronic Arts, Inc.                        US         203,250
 *      10,000   EMC Corp.                                    US       1,089,375
 *      21,700   Emulex Corp.                                 US         957,513
 *         700   Exigent International, Inc.                  US           3,631
 *      16,500   FORE Systems, Inc.                           US         556,875
 *       3,000   Gateway 2000, Inc.                           US         198,563
 *       8,000   Gulfstream Aerospace Corp.                   US         390,000
        14,000   Hewlett-Packard Co.                          US       1,104,250
 *       3,700   Hi/fn, Inc.                                  US         199,800
 *      19,500   Information Resource Engineering, Inc.       US         390,000
        44,000   Intel Corp.                                  US       2,692,250
 *       8,200   Integral Systems, Inc.                       US         184,500
        10,000   International Business Machines Corp.        US       2,091,875
 *       2,000   Intuit, Inc.                                 US         172,250
 *      17,500   Kopin Corp.                                  US         330,313
 *       2,000   Lexmark International Group, Inc.            US         247,000
         5,000   Linear Technology Corp.                      US         284,375
         5,000   Maxim Integrated Products, Inc.              US         280,000
 *      22,900   MDSI Mobile Data Solutions, Inc.             US         400,750
 *       4,400   Micrel, Inc.                                 US         259,050
 *      57,200   Microsoft Corp.                              US       4,651,075
 *       4,400   Netopia, Inc.                                US          98,725
 *       6,600   Network Associates, Inc.                     US          87,450
 *       3,400   New Era of Networks, Inc.                    US         127,713

      The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY  (cont.)

 *       3,700   Oak Industries, Inc.                         US    $    154,475
 *      29,500   Oracle Systems Corp.                         US         798,344
 *      47,200   OrCAD, Inc.                                  US         365,800
 *      53,700   Orckit Communications Ltd.                   US       1,288,800
 *      12,000   Parametric Technology Corp.                  US         156,750
 *      19,500   Pinnacle Holdings, Inc.                      US         399,750
 *       7,400   Pixar, Inc.                                  US         307,100
 *       7,000   PLATINUM Technology International, Inc.      US         178,500
 *       7,900   Powerwave Technologies, Inc.                 US         239,963
 *       1,900   Proxim, Inc.                                 US          73,150
 *       1,500   Puma Technology, Inc.                        US           8,063
 *      13,000   Sanmina Corp.                                US         862,875
 *       5,700   Sawtek, Inc.                                 US         200,925
 *       4,000   Seagate Technology, Inc.                     US         111,500
 *       4,000   Siebel Systems, Inc.                         US         153,750
 *       3,700   Softnet Systems, Inc.                        US         120,713
 *       9,000   Solectron Corp.                              US         436,500
 *       5,000   Sterling Commerce, Inc.                      US         156,563
 *      10,000   Sun Microsystems, Inc.                       US         598,125
 *       7,000   Tellabs, Inc.                                US         766,938
         7,000   Texas Instruments, Inc.                      US         714,875
 *       2,000   Uniphase Corp.                               US         242,750
         6,300   United Technologies Corp.                    US         912,713
 *       3,700   Verisign, Inc.                               US         425,500
 *       3,000   Veritas Software Corp.                       US         213,000
 *       3,600   Vitesse Semiconductor Corp.                  US         166,725
 *       6,600   Xilinx, Inc.                                 US         301,125
 *       5,000   Yahoo!, Inc.                                 US         873,438
                                                                    ------------
                                                                      52,545,212
                                                                    ------------
TRANSPORTATION  0.5%

            80   Austrian Airlines Osterreichische
                   Luftverkehrs AG                            AS           2,563
            60   Compagnie Maritime Belge SA                  BE           2,634
             2   Dampskibsselskabet 1912 (Class B)            DK          18,074
             2   Dampskibsselskabet Svendborg AS (Class B)    DK          25,475
           100   Finnlines Oyj                                FI           2,835
 *     800,000   Eurotunnel SA                                FR       1,269,180
         8,400   Deutsche Lufthansa AG                        GM         197,408
         8,000   Cathay Pacific Airways                       HK          12,850
 *      13,345   Ryanair Holdings PLC                         IR         117,149
         3,345   Alitalia SPA                                 IT          10,366
            10   East Japan Railway Co.                       JP          59,082
         2,000   Hankyu Corp.                                 JP           8,414
 *       5,000   Japan Airlines Co. Ltd.                      JP          15,755
         4,000   Kinki Nippon Railway Co.                     JP          45,255
         3,000   Mitsui Osk Lines Ltd.                        JP           6,914
         2,000   Nagoya Railroad Co. Ltd.                     JP           6,805
         3,000   Nippon Express Co. Ltd.                      JP          19,610
         3,000   Nippon Yusen Kabushiki Kaisha                JP          11,691
         2,000   Odakyu Electric Railway Co. Ltd.             JP           7,207
         3,000   Tobo Railway Co. Ltd.                        JP           9,177
         3,000   Tokyu Corp.                                  JP           8,272
         1,000   Yamato Transport Co. Ltd.                    JP          16,736
           100   KLM                                          NL           3,035
           200   Bergesen D.Y. ASA (Class A)                  NO           2,998
           200   Bergesen D.Y. ASA (Class B)                  NO           2,972
           300   Sas Norge ASA                                NO           2,998
         3,730   Brisa-Auto Estradas de Portugal SA           PT         158,196

TRANSPORTATION  (cont.)

         2,000   Singapore Airlines Ltd.                      SG    $     18,413
            80   SAirGroup                                    SZ          18,316
        17,916   The Peninsular and Oriental Steam
                   Navigation Co.                             UK         260,185
        22,687   BAA plc                                      UK         236,249
         1,000   Air Express International Corp.              US          21,875
        16,000   Burlington Northern Sante Fe Corp.           US         586,000
         6,000   Kansas City Southern Industries, Inc.        US         357,375
                                                                    ------------
                                                                       3,542,064
                                                                    ------------
UTILITIES  4.5%

 *          65   Oesterreichische
                   Elektrizitaetswirtschafts AG               AS          10,175
 *       1,232   Electrabel SA                                BE         406,674
 *       2,019   Tractebel                                    BE         277,815
        15,000   Enersis SA, ADR                              CL         287,813
         6,800   Transalta Corp.                              CN          97,802
        12,681   TransCanada Pipelines Ltd.                   CN         174,569
            80   GN Store Nord AS                             DK           2,732
         3,090   Tele Danmark AS (Class B)                    DK         318,824
           940   Sonera Group Oyj                             FI          18,691
         8,500   Rwe AG                                       GM         391,066
         7,550   Veba AG                                      GM         413,237
           500   Viag AG                                      GM         252,514
         5,500   Clp Holdings Ltd.                            HK          29,520
        15,000   Hong Kong & China Gas Co. Ltd.               HK          21,095
        26,000   Hong Kong Telecommunications Ltd.            HK          69,941
         1,380   Edison Spa                                   IT          12,260
         1,510   Italgas Spa                                  IT           6,724
         6,510   Olivetti Spa                                 IT          22,721
         1,965   Telecom Italia SPA (Savings Shares)          IT          10,578
         8,040   Telecom Italia Spa                           IT          85,630
 *       3,420   Telecom Italia Mobile (TIM) SPA
                   (Savings Shares)                           IT          11,466
 *     284,460   Telecom Italia Mobile (TIM) SPA              IT       1,696,845
         2,500   Kansai Electric Power Co., Inc.              JP          49,340
           157   Nippon Telegraph & Telephone Corp.           JP       1,710,455
         6,000   Osaka Gas Co. Ltd.                           JP          20,616
         1,500   Tohoku Electric Power Co., Inc.              JP          22,690
         4,000   Tokyo Electric Power                         JP          85,481
         7,000   Tokyo Gas Co. Ltd.                           JP          18,479
           605   KPN NV                                       NL          25,275
         3,720   Telecom Corp. of New Zealand Ltd.            NZ          19,341
        97,766   Manila Electric Co. (Class B)                PH         372,809
        11,320   EDP-Electricidade de Portugal SA             PT         213,113
        11,515   Portugal Telecom SA                          PT         480,456
        13,000   Singapore Telecommunications Ltd.            SG          24,090
        20,000   Korea Electric Power Corp., ADR              SK         330,000
        16,375   Endesa SA                                    SP         364,392
         2,525   Gas Natural SDG SA                           SP         203,897
        15,355   Iberdrola SA                                 SP         215,183
 *      17,774   Telefonica SA                                SP         833,721
 *      17,774   Telefonica SA (Rights)                       SP          16,543
         5,260   Union Electrica Fenosa SA                    SP          70,041
 *         225   NetCom AB (Class B)                          SW           7,232
           560   Swisscom AG                                  SZ         205,727
        55,800   Bg Plc                                       UK         311,848
        89,368   British Telecommunications PLC               UK       1,499,063
        35,400   Cable & Wireless PLC                         UK         502,141
        23,476   National Power PLC                           UK         188,304

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

UTILITIES  (cont.)

        20,900   Scottish Power plc                           UK    $    171,255
        16,800   United Utilities PLC                         UK         190,211
        43,821   Vodafone Group PLC                           UK         802,007
 *      25,100   AirTouch Communications, Inc.                US       2,343,713
         6,000   ALLTEL Corp.                                 US         404,625
         3,000   Ameritech Corp.                              US         205,313
        29,700   AT&T Corp.                                   US       1,499,850
        17,000   Bell Atlantic Corp.                          US         979,625
        30,200   BellSouth Corp.                              US       1,351,450
 *      14,900   Calpine Corp.                                US         635,113
        24,400   Coastal Corp.                                US         933,300
        76,000   Empire District Electric Co.                 US       1,667,250
        32,000   Lucent Technologies, Inc.                    US       1,924,000
 *      30,100   MCI WorldCom, Inc.                           US       2,473,844
         6,800   Newpark Resources, Inc.                      US          62,475
 *       3,000   Qualcomm, Inc.                               US         600,000
 *       4,000   Qwest Communications International, Inc.     US         341,750
        22,000   SBC Communications, Inc.                     US       1,232,000
                                                                    ------------
                                                                      30,226,710
                                                                    ------------

TOTAL STOCKS (Cost $273,105,283)                                     314,477,745
                                                                    ------------

                                                                       Value
   Face Amount   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

BONDS 40.0%
COLLATERIZED MORTGAGE OBLIGATIONS  0.3%

     1,175,000   American Southwest Financial Securities Corp.
                   CMO, 7.400%, 11/17/04                               1,198,535
       200,000   Bank of America Mortgage Securities CMO,
                   1999-5, 7.400%, 05/28/29                              196,374
       285,000   FHLMC CMO, 2155 PG REMIC, 6.000%, 05/15/29              277,875
        70,000   PSB Lending Home Loan Owner Trust CMO,
                   6.830%, 05/20/18                                       71,182
                                                                    ------------
                                                                       1,743,966
                                                                    ------------
CORPORATE BONDS  13.2%

US$  3,000,000   AES China Generating Co., 10.125%, 12/15/06           2,091,480
        12,000   AES Corp., 10.250%, 07/15/06                             12,720
     2,000,000   Asia Pulp & Paper International
                   Finance, 10.250%, 10/01/00                          1,832,560
     2,615,000   Associates Corp., 6.000%, 03/15/00                    2,627,500
     4,000,000   Atlantic City Electric, 7.520% 05/99                  4,003,800
        13,000   Beckman Instruments, Inc., 7.100%, 03/04/03              12,882
     3,000,000   BellSouth Telecommunications, Inc.,
                   6.375%, 06/01/28                                    2,820,060
     3,000,000   BP America, Inc., 5.750%, 7/30/01                     3,008,850
        12,000   Buckeye Technologies, Inc., 8.000%, 10/15/10             12,030
         7,000   Building Materials Corp., 7.750%, 07/15/05                6,860
         7,000   Building Materials Corp., 8.000%, 10/15/07                6,895
        15,000   Calpine Corp., 7.875%, 04/01/08                          15,150
     4,000,000   Caterpillar Financial Service Corp.,
                   5.900%, 12/15/99                                    4,016,120
     3,000,000   Cemex SA de CV, 10.750%, 07/15/00                     3,112,500
        15,000   Century Communications, 0.000%, 03/15/03                 10,800
        15,000   CMS Energy Corp., 8.125%, 05/15/02                       15,470
        15,000   CSC Holdings, Inc., 9.875%, 04/01/23                     16,875
     3,000,000   Donaldson Lufkin & Jenrette, Inc.,
                   6.500%, 06/01/08                                    2,959,920

CORPORATE BONDS  (cont.)

        15,000   Echostar DBS Corp., 9.250%, 02/01/06               $     15,525
     4,000,000   Export-Import Bank of Korea, 7.100%, 03/15/07         3,933,400
     4,000,000   Finova Capital Corp., 6.280%, 11/01/99                4,018,480
        15,000   Flag Ltd., 8.250%, 01/30/08                              14,888
     4,000,000   Ford Brasil LTDA, 9.250%, 01/22/07                    3,700,000
     3,000,000   Ford Motor Credit, 6.250%, 11/08/00                   3,027,660
         9,000   Garden State Newspapers, 8.750%, 10/01/09                 9,146
     2,500,000   General Electric Capital Corp., 8.850%, 03/01/07      2,937,575
     3,000,000   Grupo Televisa (callable 05/15/01 @106.625),
                   0.000% to 05/15/01, 13.250% thereafter, 05/15/08    2,588,100
     3,000,000   Guangdong Enterprises, 8.875%, 05/22/07                 902,460
        12,000   Hollinger International Publishing,
                   8.625%, 03/15/05                                       12,420
     2,000,000   Household Finance Co, 6.125%, 02/27/03                2,000,500
        14,000   Intermedia Communication, 8.500%, 01/15/08               13,860
        15,000   Jones Intercable, Inc., 8.875%, 04/01/07                 16,388
        15,000   K Mart Corp., 9.350%, 01/02/20                           16,463
     4,000,000   Lehman Brothers Holdings, Inc.,
                   6.840%, 10/07/99                                    4,020,320
     3,000,000   Lehman Brothers Holdings, Inc.,
                   7.375%, 05/15/07                                    3,058,890
     3,000,000   McKesson Corp., 6.600%, 03/01/00                      3,018,570
        15,000   Mcleodusa, Inc., 7.125%, 02/15/09                        14,850
        10,000   MGM Grand, Inc., 6.950%, 02/01/05                         9,444
         9,000   Navistar International, 8.000%, 02/01/08                  9,315
        10,000   Niagara Mohawk Power, 7.875%, 04/01/24                   10,489
     4,000,000   Nova Gas Transmission, 7.250%, 07/06/99               4,014,480
        12,000   Orange PLC, 8.000%, 08/01/08                             12,360
         9,000   Polymer Group, Inc., 9.000%, 07/01/07                     9,225
     2,000,000   Rabobank Nederland, 6.250%, 12/30/99                  2,011,300
     3,000,000   Roche Holdings, 2.750%, 04/14/00                      2,928,150
        15,000   Rogers Cantel, Inc., 8.300%, 10/01/07                    15,825
     3,000,000   Salomon, Inc., 6.700%, 07/05/00                       3,036,360
         9,000   Silgan Holdings, Inc., 9.000%, 06/01/09                   9,270
     4,000,000   Sony Corp., 6.125%, 03/04/03                          4,036,188
        30,000   Sprint Capital Corp., 5.875%, 05/01/04                   29,851
     3,250,000   Sunamerica, Inc., 6.200%, 10/31/99                    3,263,033
     3,000,000   Sunamerica, Inc., 6.750%, 10/01/07                    3,107,460
     2,100,000   Tribune Co., 5.300%, 04/17/00                         2,100,126
         9,000   TV Guide, Inc., 8.125%, 03/01/09                          9,180
        15,000   Unisys Corp., 12.000%, 04/15/03                          16,575
     4,000,000   Washington Mutual Inc., 6.750%, 05/15/99              4,001,560
         6,000   World Color Press, Inc., 8.375%, 11/15/08                 6,120
                                                                    ------------
                                                                      88,538,278
                                                                    ------------
FOREIGN BONDS  20.4%

ARS  1,227,637   Republic of Argentina, 2.878%, 04/01/01               1,091,470
                 Government of Australia
AUS$    10,000     7.500%, 09/15/09                                        7,636
       600,000     8.750%, 08/15/08                                      490,283
     2,000,000     10.000%, 10/15/02                                   1,527,388
     4,000,000   Queensland Treasury Corp., 8.000%, 09/14/07           3,036,716
                 Government of Canada
CAN$ 4,000,000     6.000%, 06/01/08                                    2,903,911
       960,000     6.000%, 06/01/08                                      696,939
       800,000     6.500%, 06/01/04                                      582,914
     4,000,000     8.000%, 06/01/23                                    3,679,200
     2,000,000   Japan Highway Public Corp.,
                   7.875%, 09/27/02                                    1,471,954
     2,000,000   Oesterreichische Kontrollbank
                   (Republic of Austria),9.000%, 06/19/02              1,512,842

      The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                                       Value
   Face Amount   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

FOREIGN BONDS  (Cont.)

     2,000,000   Republic Of Finland, 9.500%, 09/15/04              $  1,623,040
     2,000,000   Tokyo Electric Power, 10.500%, 06/14/01               1,508,938
DM   6,000,000   United Mexican States, 8.125%, 09/10/04               3,569,014
                 Kingdom of Denmark
DKK 20,000,000     6.000%, 11/15/02                                    3,092,249
     6,500,000     7.000%, 11/15/07                                    8,262,045
       300,000   Unikredit Realkredit, 5.000%, 10/01/29                   40,101
                 Government of Italy
EURO   190,000     6.500%, 11/01/27                                      243,757
     2,324,056     6.750%, 02/01/07                                    2,926,540
     4,601,627   Caisse D'Amort Dette, 5.125%, 10/25/08                5,255,777
     2,000,000   Depfa Pfandbrief, 4.500%, 11/12/02                    2,211,758
     3,000,000   Deutsche Telecom, 5.250%, 05/20/08                    3,404,734
     4,601,627   Deutschland Republic, 5.625%, 01/04/28                5,441,206
     2,000,000   European Investment Bank,
                   6.000%, 11/26/04                                    3,327,469
                 Republic of France
     3,048,980     5.250%, 04/25/08                                    3,550,454
     3,048,980     6.000%, 10/25/25                                    3,739,102
     3,373,471     8.500%, 10/25/19                                    5,332,303
     1,200,000     8.500%, 10/25/19                                    1,896,790
                 Netherlands Government
     2,000,000     3.750%, 07/15/09                                    2,074,052
     1,000,000     3.750%, 07/15/09                                    1,037,026
       450,000     5.750%, 02/15/07                                      538,529
       500,000     7.500%, 04/15/10                                      686,944
(pound)
     2,500,000   Powergen, 8.500%, 07/03/06                            4,579,894
     2,906,913   Republic Of Austria, 5.625%, 07/15/07                 3,451,123
     3,208,097   Government of Spain, 6.000%, 01/31/08                 3,872,545
     1,533,876   Treuhandanstalt, 6.500%, 04/23/03                     1,828,823
                 U.K. Treasury
     2,000,000     8.500%, 12/07/05                                    3,880,064
     2,000,000     9.000%, 07/12/11                                    4,473,187
GRD
 1,000,000,000   Hellenic Republic, 8.800%, 06/19/07                   3,812,385
(Y) 84,000,000   Japan-164, 4.100%, 12/22/03                             812,933
NOK  1,200,000   European Investment Bank, 5.375%, 08/28/07              159,274
     3,700,000   Government of Norway, 5.500%, 05/15/09                  503,453
NZ$  7,000,000   Inter-American Development Bank,
                   5.750%, 04/15/04                                    3,861,889
     2,000,000   International Bank of Reconstruction &
                   Development, 7.250%, 04/09/01                       1,156,954
     1,000,000   Government of New Zealand,
                   7.000%, 07/15/09                                      610,990
     7,000,000   Ontario (Province of), 6.250%, 12/03/08               3,825,300
                 Government of Sweden
SEK 40,000,000     6.000%, 02/09/05                                    5,317,697
     7,500,000     6.500%, 05/05/08                                    1,047,863
                 Ontario (Province of)
US$  2,000,000     7.000%, 08/04/05                                    2,120,000
     1,000,000     7.000%, 08/04/05                                    1,060,000
     3,000,000   Republic of Argentina, 7.700%, 08/15/99               3,007,500
                 Republic Of Kazakhstan
     2,000,000     8.375%, 10/02/02                                    1,792,040
     2,000,000     9.250%, 12/20/99                                    1,945,000
     2,000,000     9.250%, 12/20/99                                    1,945,000
     4,000,000   United Mexican States, 11.500%, 05/15/26              4,760,000
                                                                    ------------
                                                                     136,586,991
                                                                    ------------
U.S. GOVERNMENT & AGENCY BONDS  6.1%

                 FHLB
US$  3,000,000     5.125%, 09/15/03                                 $  2,946,090
     3,000,000     5.375%, 03/02/01                                    3,004,230
(pound)
     2,000,000     5.625%, 06/10/03                                    3,247,378
US$  3,000,000     6.450%, 04/29/09                                    2,983,110
                 FNMA
     1,250,000     5.500%, 05/17/29                                    1,176,563
     2,000,000     5.750%, 02/15/08                                    1,988,120
     3,000,000     5.750%, 02/15/08                                    2,982,180
     3,000,000     6.000%, 02/19/04                                    2,981,250
                 U.S. Treasury Bonds
       150,000     4.750%, 11/15/08                                      143,250
     5,000,000     6.250%, 08/15/23                                    5,212,500
                 U.S. Treasury Notes
     4,200,000     5.625%, 05/15/08                                    4,263,000
     5,000,000     6.500%, 10/15/06                                    5,329,700
     4,000,000     6.625%, 05/15/07                                    4,310,000
                                                                    ------------
                                                                      40,567,371
                                                                    ------------

TOTAL BONDS (Cost $ 267,980,568)                                     267,436,605
                                                                    ------------

     Shares/                                                           Value
   Face Amount   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM SECURITIES  14.0%

     6,088,123   SSgA Prime Money Market Fund                          6,088,123
  $  2,700,000   Alcoa, Inc., CP, 4.770%(a), 06/18/99                  2,682,828
     2,700,000   Associates Corp., CP, 4.900%(a), 05/03/99             2,699,265
     2,700,000   AT&T Capital Corp., CP, 4.730%(a), 05/27/99           2,690,777
       700,000   BP America, Inc., CP, 4.740%(a), 05/18/99               698,433
     2,700,000   Commercial Credit Corp., CP, 4.780%(a), 06/10/99      2,685,660
     2,700,000   Ford Motor Credit Corp., CP, 4.760%(a), 06/16/99      2,683,578
     1,000,000   Ford Motor Credit Corp., CP, 4.790%(a), 07/19/99        989,489
     2,700,000   General Electric Credit Corp., CP,
                   4.750%(a), 05/14/99                                 2,695,369
     2,700,000   GMAC Corp., CP, 4.780%(a), 05/21/99                   2,692,830
     2,700,000   Houshold Finance, CP, 4.780%(a), 05/14/99             2,695,340
     2,700,000   Int'l Lease Finance, CP, 4.780%(a), 05/24/99          2,691,755
    18,400,000   Koch Industries, Inc., CP, 4.930%(a), 05/03/99       18,394,960
     2,700,000   Lucent Technologies, CP, 4.780%(a), 06/10/99          2,685,660
     9,000,000   Merrill Lynch & Co., Inc., CP, 4.770%(a), 05/04/99    8,996,423
     2,700,000   Prudential Financial Corp., CP,
                   4.800%(a), 06/23/99                                 2,680,920
     2,700,000   Shell Oil Co., CP, 4.750%(a), 06/29/99                2,678,981
    10,000,000   Smithkline Beecham Corp., CP, 4.920%(a), 05/03/99     9,997,267
     2,700,000   Toyota Motor Credit Corp., CP, 4.740%(a), 06/25/99    2,680,448
     2,700,000   USAA Capital Corp., CP, 4.780%(a), 06/21/99           2,681,717
     2,700,000   Xerox Corp., CP, 4.790%(a), 06/11/99                  2,685,271
     1,200,000   FHLB, DN, 4.690%(a), 05/24/99                         1,196,401
     2,200,000   FHLB, DN, 4.670%(a), 08/02/99                         2,173,459
+    4,565,000   U.S. Treasury Bill, 4.370%(a), 06/17/99               4,538,955
                                                                    ------------

TOTAL SHORT-TERM SECURITIES ($93,383,909)                             93,383,909
                                                                    ------------

TOTAL INVESTMENTS (Cost $634,469,760), 101.0%                        675,298,259
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, (1.0)%                            (6,940,875)
                                                                    ------------

NET ASSETS, 100.0%                                                  $668,357,384
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                       FREMONT INTERNATIONAL GROWTH FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

STOCKS  95.8%
BUSINESS EQUIPMENT & SERVICES  2.8%

        *6,000   Teleglobe Inc.                               CN    $    176,495
        93,100   Invensys PLC                                 UK         478,381
         5,166   Reuters Group PLC, ADR                       UK         422,966
                                                                    ------------
                                                                       1,077,842
                                                                    ------------
CAPITAL GOODS  5.8%

        27,000   Bombardier, Inc. (Class B)                   CN         417,916
         6,800   Siemens AG                                   GM         501,284
         8,000   Fuji Machine MFG. Co. Ltd.                   JP         285,607
        10,000   Murata Manufacturing Co. Ltd.                JP         572,386
         4,000   Thk Co. Ltd.                                 JP          68,385
        14,000   ABB AB (Series B)                            SW         195,095
         7,400   Ericsson (L.M.) Telephone Co., ADR           SW         199,800
                                                                    ------------
                                                                       2,240,473
                                                                    ------------
CONSUMER DURABLES  5.7%

         1,400   Peugeot SA                                   FR         232,471
           300   Bayerische Motoren Werke AG                  GM         212,905
       *70,000   Fiat SPA                                     IT         234,693
       *52,000   Mitsubishi Motors Corp.                      JP         216,585
        77,000   Nissan Motor Co. Ltd.                        JP         295,546
         8,400   Sony Corp.                                   JP         784,915
        16,000   Suzuki Motor Co. Ltd.                        JP         227,949
                                                                    ------------
                                                                       2,205,064
                                                                    ------------
CONSUMER NON-DURABLES  9.0%

        45,000   Coca-Cola Amatil Ltd.                        AU         213,444
           700   Groupe Danone                                FR         187,310
        27,000   Asahi Breweries Ltd.                         JP         352,080
         6,000   Nikon Corp.                                  JP          82,464
         3,400   Nintendo Co. Ltd.                            JP         317,134
         2,800   Sony Music Entertainment (Japan), Inc.       JP         204,148
         5,000   Uni-Charm Corp.                              JP         226,692
         9,000   PanAmerican Beverages (Class A)              MX         199,688
         5,800   Heineken NV                                  NL         291,383
           700   Heineken Holding NV (Class A)                NL          26,098
        10,000   Orkla ASA (Series A)                         NO         167,843
        25,795   South African Breweries PLC                  SA         213,578
           200   Compagnie Financiere Richemont AG            SZ         340,342
           100   Nestle SA (Registered Shares)                SZ         185,194
        21,000   Cadbury Schweppes PLC                        UK         281,669
        16,300   Reckitt & Coleman PLC                        UK         194,774
                                                                    ------------
                                                                       3,483,841
                                                                    ------------
CONSUMER SERVICES  2.5%

        25,000   News Corp. Ltd.                              AU         209,383
        14,500   The Thompson Corp.                           CN         436,956
        36,000   EMI Group PLC                                UK         304,104
                                                                    ------------
                                                                         950,443
                                                                    ------------
ENERGY  5.0%

        52,455   Broken Hill Proprietary Co. Ltd.             AU         592,668
        34,000   Woodside Petroleum Ltd.                      AU         231,605
 *       7,000   Talisman Energy, Inc.                        CN         185,938
         1,200   Total Cie Francaise des
                   Petroles SA (Class B)                      FR         164,486
        48,000   ENI SPA                                      IT         316,280

ENERGY  (cont.)

         4,900   Norsk Hydro ASA                              NO    $    219,420
        32,000   Shell Transport & Trading Co.                UK         239,747
                                                                    ------------
                                                                       1,950,144
                                                                    ------------
FINANCIAL SERVICES  17.6%

        37,481   Australia & New Zealand Banking Group Ltd.   AU         296,709
        31,400   QBE Insurance Group Ltd.                     AU         140,381
        12,000   Westpac Banking Corp. Ltd.                   AU          91,552
         4,100   Westpac Banking Corp. Ltd., ADR              AU         156,313
        10,000   Uniao de Bancos Brasileiros SA, GDR          BR         248,125
        15,400   Bank of Nova Scotia                          CN         365,461
         8,700   Newcourt Credit Group, Inc.                  CN         242,809
         4,000   Royal Bank of Canada                         CN         194,781
         3,600   The Toronto-Dominion Bank                    CN         191,946
           600   Banque Nationale de Paris (BNP)              FR          49,784
         1,500   Compagnie Financiere de Paribas              FR         159,599
         4,444   Deutsche Bank AG                             GM         256,866
         9,800   Assicurazioni Generali SPA                   IT         381,949
        43,000   Mitsui Marine and Fire Insurance Co. Ltd.    JP         238,559
         4,000   Nichiei Co. Ltd. (Kyoto)                     JP         346,952
         3,900   Orix Corp.                                   JP         314,092
           600   Shohkoh Fund & Co., Ltd                      JP         351,980
        13,000   Sumitomo Bank                                JP         176,057
         1,000   The Nomura Securities Co. Ltd.               JP          10,794
         5,476   Aegon NV                                     NL         525,596
         3,500   ING Groep NV                                 NL         215,813
        18,100   Development Bank of Singapore
                   (Foreign Registered)                       SG         192,269
        17,300   Barclays PLC                                 UK         546,995
         7,700   National Westminster Bank PLC                UK         185,381
        24,500   Royal & Sun Alliance Insurance Group PLC     UK         208,634
        32,100   Standard Chartered PLC                       UK         579,231
 *         600   Fairfax Financial Holdings Ltd.              US         174,646
                                                                    ------------
                                                                       6,843,274
                                                                    ------------
HEALTH CARE  4.8%

         1,900   Synthelabo                                   FR         388,845
         4,000   Takeda Chemical Industries                   JP         173,797
           144   Novartis AG (Registered Shares)              SZ         210,944
        28,317   Zeneca Group PLC                             UK       1,102,999
                                                                    ------------
                                                                       1,876,585
                                                                    ------------
MULTI-INDUSTRY  3.2%

         8,500   Metallgesellschaft AG                        GM         163,169
        33,000   Hutchison Whampoa Ltd.                       HK         295,905
         4,000   Preussag AG                                  GM         211,318
 *       4,000   Preussag AG (Rights)                         GM           2,919
        40,100   TI Group PLC                                 UK         333,740
        52,000   Tomkins PLC                                  UK         219,526
                                                                    ------------
                                                                       1,226,577
                                                                    ------------
RAW MATERIALS  5.4%

        13,000   Upm-Kymmene Oyj                              FI         393,922
         1,500   Compagnie de Saint-Gobain                    FR         257,802
         7,000   Pechiney SA                                  FR         296,142
         8,500   De Beers Centenary AG, ADR                   SA         208,250
         1,480   Holderbank Financiere Glarus AG              SZ         440,791

      The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                       FREMONT INTERNATIONAL GROWTH FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

RAW MATERIALS  (cont.)

        16,100   BOC Group PLC                                UK    $    254,785
        22,000   Laporte PLC                                  UK         260,585
                                                                    ------------
                                                                       2,112,277
                                                                    ------------
RETAIL  3.6%

        58,909   Coles Myer Ltd.                              AU         312,806
 *         300   Carrefour SA                                 FR         237,971
        10,000   Jusco Co. Ltd.                               JP         199,455
 *      11,000   Cifra SA de CV                               MX         209,768
         5,232   Koninklijke Ahold NV                         NL         194,507
         2,200   Dixons Group PLC                             UK          47,057
        63,900   Tesco PLC                                    UK         189,349
                                                                    ------------
                                                                       1,390,913
                                                                    ------------
SHELTER  1.1%

        14,000   Thyssen Krupp AG                             GM         291,700
        17,000   Cheung Kong (Holdings) Ltd.                  HK         154,629
                                                                    ------------
                                                                         446,329
                                                                    ------------
TECHNOLOGY  14.7%

 *       4,400   Newbridge Networks Corp.                     CN         162,729
        15,200   Nokia AB, ADR                                FI       1,127,650
        60,000   Johnson Electric Holdings Ltd.               HK         179,207
         6,210   Advantest Corp.                              JP         475,150
         4,500   Hirose Electronics                           JP         418,605
         2,000   Keyence Corp.                                JP         300,691
        22,000   NEC Corp.                                    JP         262,912
         3,000   Rohm Co. Ltd.                                JP         362,036
        13,000   Tokyo Electron Ltd.                          JP         740,834
        11,000   ASM Lithography Holding NV                   NL         429,000
       158,000   Singapore Technologies Engineering Ltd.      SG         169,702
 *       6,120   Samsung Electronics, GDR                     SK         271,728
           800   Telefonaktiebolaget LM Ericsson (Class B)    SW          21,016
 *       1,600   Asustek Computer, Inc.                       TW          21,640
 *      16,700   Taiwan Semiconductor
                   Manufacturing Co. Ltd., ADR                TW         400,800
         3,400   STMicroelectronics NV (New York Shares)      US         346,800
                                                                    ------------
                                                                       5,690,500
                                                                    ------------
UTILITIES  14.6%

         1,100   Lyonnaise Des Eaux-Dumez                     FR         187,310
        13,800   Deutsche Telekom                             GM         549,523
         9,000   Mannesmann AG                                GM       1,179,386
         4,000   Veba AG                                      GM         218,934
 *      63,000   Telecom Italia Mobile (TIM) SPA              IT         375,804
 *      30,000   Telecom Italia Mobile (TIM) SPA
                   (Savings Shares)                           IT         100,583
        34,334   Telecom Italia SPA                           IT         365,675
        52,500   Telecom Italia SPA (Savings Shares)          IT         282,631
            40   DDI Corp.                                    JP         198,785
            51   Nippon Telegraph & Telephone Corp.           JP         185,208
             6   NTT Mobile Communication Network, Inc.       JP         351,980
         5,800   Telefonos de Mexico SA (Class L), ADR        MX         439,350
 *       9,000   Telefonica SA                                SP         422,161
 *       9,000   Telefonica SA (Rights)                       SP           8,377
         1,030   Swisscom AG                                  SZ         378,391
 *       9,800   COLT Telecom Group PLC                       UK         181,723
 *      17,000   Orange PLC                                   UK         230,478
                                                                    ------------
                                                                       5,656,299
                                                                    ------------

TOTAL STOCKS (Cost $31,702,452)                                       37,150,561
                                                                    ------------

SHORT-TERM SECURITIES  7.1%

     2,757,726   SSgA Prime Money Market Fund                 US    $  2,757,726
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $2,757,726)                          2,757,726
                                                                    ------------

TOTAL INVESTMENTS (Cost $34,460,178), 102.9%                          39,908,287

OTHER ASSETS AND LIABILITIES, NET, (2.9)%                            (1,129,164)
                                                                    ------------

NET ASSETS, 100.0%                                                    38,779,123
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                      FREMONT INTERNATIONAL SMALL CAP FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

STOCKS  98.5%
BUSINESS EQUIPMENT & SERVICES  4.9%
     1,000,000   Hung Hing Printing Group                     HK    $    419,312
                                                                    ------------
                                                                         419,312
                                                                    ------------
CAPITAL GOODS  14.5%
 *      57,500   Lectra Systemes                              FR         443,949
        55,000   Industria Macchine Automatiche               IT         414,176
        18,000   Kverneland ASA                               NO         392,061
                                                                    ------------
                                                                       1,250,186
                                                                    ------------
CONSUMER DURABLES  2.3%
 *      32,500   Shermag, Inc.                                CN         196,990
                                                                    ------------
                                                                         196,990
                                                                    ------------
CONSUMER NON-DURABLES  9.2%
         6,500   Van Melle NV                                 NL         384,985
       250,000   McBride PLC                                  UK         408,093
                                                                    ------------
                                                                         793,078
                                                                    ------------
CONSUMER SERVICES  29.8%
 *     125,000   Norsk Lotteridrift ASA (NLD)                 NO         448,436
       100,000   P4 Radio Hele Norge ASA                      NO         384,374
        10,500   Investec-Consultoria Internacional SA        PT         348,596
           900   PublicGroupe SA                              SZ         552,039
         1,225   The Selecta Group                            SZ         405,829
        75,000   Dorling Kindersley Holdings PLC              UK         428,800
                                                                    ------------
                                                                       2,568,074
                                                                    ------------
FINANCIAL SERVICES  3.4%
 *      95,000   United Panam Financial Corp.                 US         290,938
                                                                    ------------
                                                                         290,938
                                                                    ------------
HEALTH CARE  11.1%
        27,500   Nobel Biocare                                SW         435,405
           275   Stratec Holding AG                           SZ         523,174
                                                                    ------------
                                                                         958,579
                                                                    ------------
RAW MATERIALS  6.2%
        12,557   Rinol AG                                     GM         166,675
       132,500   Victrex PLC                                  UK         372,913
                                                                    ------------
                                                                         539,588
                                                                    ------------
SHELTER 0.0%
 *       9,275   Century City International Holdings Ltd.
                   (Warrants)                                 HK    $         12
                                                                    ------------
                                                                              12
                                                                    ------------
TECHNOLOGY (EQUIPMENT)  11.5%
 *      42,400   Saville Systems PLC, ADR                     IR         511,450
 *      10,000   Orbotech Ltd.                                IS         480,000
                                                                    ------------
                                                                         991,450
                                                                    ------------
TECHNOLOGY (SOFTWARE)  5.6%
 *      32,500   Tecnomatix Technologies Ltd.                 IS         483,436
 *       3,000   Electric Farm ASA                            NO           2,306
                                                                    ------------
                                                                         485,742
                                                                    ------------

                 TOTAL STOCKS (Cost $8,615,442)                        8,493,949
                                                                    ------------

SHORT-TERM SECURITIES,  0.9%
        81,723   SSgA Prime Money Market Fund                 US    $     81,723
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $81,723)                                81,723
                                                                    ------------

TOTAL INVESTMENTS (Cost $8,697,165 ), 99.4%                            8,575,672

OTHER ASSETS AND LIABILITIES, NET, 0.6%                                   52,156
                                                                    ------------

NET ASSETS, 100.0%                                                  $  8,627,828
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                         FREMONT EMERGING MARKETS FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country     Value
        Shares   Security Description                        Code     (Note 1)
--------------------------------------------------------------------------------

STOCKS  94.7%
CAPITAL GOODS  2.4%

       107,000   Cheung Kong Infrastructure Holding Ltd.      HK    $    223,641
                                                                    ------------
                                                                         223,641
                                                                    ------------
CONSUMER NON-DURABLES  5.5%

       400,000   PT Daya Guna Samudera                        ID         242,915
        32,000   South Africa Breweries Ltd.                  SA         264,955
                                                                    ------------
                                                                         507,870
                                                                    ------------
CONSUMER SERVICES  4.9%

 *     129,900   Corporacion Interamericana de
                   Entretenimiento SA (Series B)              MX         448,414
                                                                    ------------
                                                                         448,414
                                                                    ------------
ENERGY  5.8%

         3,400   Lukoil Holding, ADR                          RU         106,250
        60,000   Sasol Ltd.                                   SA         424,691
                                                                    ------------
                                                                         530,941
                                                                    ------------
FINANCIAL SERVICES  7.7%

       100,000   Bank Hapoalim Ltd.                           IS         238,932
       127,100   Bank Leumi Le-Israel                         IS         217,746
 *     251,400   Sanlam Ltd.                                  SA         247,055
                                                                    ------------
                                                                         703,733
                                                                    ------------
HEALTH CARE  10.9%

        12,500   Pliva D.D., GDR                              CR         198,125
        25,400   Ranbaxy Laboratories Ltd., GDR               IN         383,540
 *      35,050   Dar Al-Dawa Development and Investment       JO         276,361
         4,000   Gedeon Richter Ltd., GDR                     US         147,082
                                                                    ------------
                                                                       1,005,108
                                                                    ------------
MULTI-INDUSTRY  1.1%

 *      49,125   Real Africa Holdings Ltd.                    SA          95,824
                                                                    ------------
                                                                          95,824
                                                                    ------------
RAW MATERIALS  8.7%

        10,000   KGHM Polska Miedz SA, GDR                    PO         124,498
         4,800   Anglo American Corp.
                   of South Africa Ltd.                       SA         248,415
 *       5,300   Asia Pulp and Paper Co. Ltd.                 SG          55,650
        14,500   Pohang Iron & Steel Co. Ltd.                 SK         373,375
                                                                    ------------
                                                                         801,938
                                                                    ------------
RETAIL  0.8%

       250,000   Sawang Export Public Co. Ltd.                TH          75,809
                                                                    ------------
                                                                          75,809
                                                                    ------------
TECHNOLOGY  12.9%

         5,500   Samsung Electronics Ltd., GDR (1/2 Voting)   SK         245,685
 *     160,000   Shin Corporations Public Co Ltd.
                   (Foreign Registered)                       TH         577,897
 *     236,428   United Broadcasting Corp.
                   (Foreign Registered)                       TH         148,166
 *      51,000   Compal Electronics, Inc.                     TW         176,239
 *      20,000   D-Link Corp.                                 TW          41,284
                                                                    ------------
                                                                       1,189,271
                                                                    ------------
TRANSPORTATION  3.6%

       750,000   Shenzhen Expressway Co. Ltd.                 CH    $    153,855
     1,060,000   Zhejiang Expressway Co. Ltd.                 CH         176,421
                                                                    ------------
                                                                         330,276
                                                                    ------------
UTILITIES  30.4%

     1,166,454   Telecomunicacoes de Sao Paulo SA (Preferred) BR         144,753
         7,500   Telesp Celular Participacoes SA, ADR         BR         187,500
     1,446,762   Telesp Celular SA (Preferred B)              BR          61,880
         5,000   Telesp Participacoes SA, ADR                 BR         125,000
 *       8,600   AS Eesti Telekom, GDR                        ES         181,890
        10,000   Hellenic Telecommunication Organization SA   GR         232,245
 *     130,000   China Telecom (Hong Kong) Ltd.               HK         296,873
        19,600   Mahanagar Telephone Nigam Ltd., GDR          IN         203,840
        20,000   Videsh Sanchar Nigam Ltd., GDR               IN         239,600
         7,300   Telefonos de Mexico SA (Class L), ADR        MX         552,975
 *      25,000   Telekomunikacja Polska SA, GDR               PO         155,000
        25,000   Korea Electric Power Corp., ADR              SK         412,500
                                                                    ------------
                                                                       2,794,056
                                                                    ------------

TOTAL STOCKS (Cost $8,721,749)                                         8,706,881
                                                                    ------------
SHORT-TERM SECURITIES  9.6%

       877,849   SSgA Prime Money Market Fund                            877,849
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $877,849)                              877,849
                                                                    ------------

TOTAL INVESTMENTS (Cost $9,599,598), 104.3%                            9,584,730
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, (4.3)%                              (396,073)
                                                                    ------------

NET ASSETS, 100.0%                                                  $  9,188,657
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                          FREMONT U.S. MICRO-CAP FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
        Shares   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS  83.3%
BUSINESS EQUIPMENT & SERVICES 9.3%

 *     156,600   AmeriLink Corp.                                    $  1,076,625
 *     104,500   Arguss Holdings, Inc.                                 1,711,188
 *     169,550   Cameron Ashley Building Products, Inc.                1,865,050
 *      84,000   Corporate Executive Board Co.                         2,362,500
 *     240,500   NewsEdge Corp.                                        2,044,250
 *     304,100   NuCO2, Inc.                                           2,090,688
 *      17,800   Realty Information Group, Inc.                          697,538
 *     373,900   TeleTech Holdings, Inc.                               2,477,088
 *      94,300   Zomax Optical Media, Inc.                             2,109,963
                                                                    ------------
                                                                      16,434,890
                                                                    ------------
CAPITAL GOODS 1.4%

 *     192,100   IMPCO Technologies, Inc.                              1,632,850
 *     175,600   Miller Industries, Inc.                                 888,975
                                                                    ------------
                                                                       2,521,825
                                                                    ------------
CONSUMER DURABLES 1.5%

       208,600   Craftmade International, Inc.                         2,737,875
                                                                    ------------
                                                                       2,737,875
                                                                    ------------
CONSUMER NON-DURABLES 8.8%

 *     246,000   Audiovox Corp. (Class A)                              1,568,250
 *     137,600   Hines Horticulture, Inc.                              1,169,600
 *     238,300   Image Entertainment, Inc.                             2,174,488
 *     276,100   NPC International, Inc.                               4,969,800
 *     137,600   RARE Hospitality International, Inc.                  2,476,800
 *     154,300   Steven Madden Ltd.                                    1,388,700
 *     347,800   U.S. Home & Garden, Inc.                              1,912,900
                                                                    ------------
                                                                      15,660,538
                                                                    ------------
CONSUMER SERVICES 11.7%

 *     177,700   American Classic Voyages Co.                          3,176,388
 *     115,100   Blue Rhino Corp.                                      1,654,563
 *     115,650   Carmike Cinemas, Inc. (Class A)                       2,493,703
       233,700   Cash America International, Inc.                      2,979,675
 *     163,900   Cinar Corp. (Class B)                                 3,421,413
 *      94,400   First Cash, Inc.                                      1,032,500
 *      20,700   SoftNet Systems, Inc.                                   675,337
 *     173,200   Wesley Jessen VisionCare, Inc.                        5,304,250
                                                                    ------------
                                                                      20,737,829
                                                                    ------------
ENERGY 1.8%

 *     146,700   Marine Drilling Co., Inc.                             2,521,406
 *      75,450   Newpark Resources, Inc.                                 693,197
                                                                    ------------
                                                                       3,214,603
                                                                    ------------
HEALTH CARE 9.5%

 *     142,550   ArthroCare Corp.                                      2,458,988
 *     149,600   Cytyc Corp.                                           2,926,550
 *     133,500   EndoSonics Corp.                                        675,844
 *      78,000   Fusion Medical Technologies, Inc.                       550,875
 *     348,200   Gene Logic, Inc.                                      1,479,850
 *     813,700   Genelabs Technologies, Inc.                           1,373,119
 *     230,900   Mediconsult.com, Inc.                                 2,756,369
 *      73,900   NeoPharm, Inc.                                        1,265,538
 *      59,200   Novoste Corp.                                         1,317,200
 *      29,700   Perclose, Inc.                                        1,128,600
 *      66,700   SangStat Medical Corp.                                  967,150
                                                                    ------------
                                                                      16,900,083
                                                                    ------------
RAW MATERIALS 0.7%

       197,400   Northern Technologies International Corp.(b)       $  1,184,400
                                                                    ------------
                                                                       1,184,400
                                                                    ------------
RETAIL 10.7%

 *      85,550   Gadzooks, Inc.                                          812,725
 *     294,000   Genesco, Inc.                                         3,197,250
 *     141,600   Movie Gallery, Inc.                                     831,900
 *      82,100   Pacific Sunwear of California, Inc.                   3,045,397
 *     218,400   Rent-Way, Inc.                                        5,951,400
 *     182,700   United Retail Group, Inc.                             1,975,444
 *     159,100   Urban Outfitters, Inc.                                3,082,563
                                                                    ------------
                                                                      18,896,679
                                                                    ------------
TECHNOLOGY (COMPONENTS) 15.9%

 *     239,200   Anaren Microwave, Inc.                                4,873,700
 *     170,000   Ault, Inc.                                            1,848,750
 *     330,000   Elantec Semiconductor, Inc.                           2,598,750
 *     137,700   Emulex Corp.                                          6,076,013
 *      42,445   Hi/fn, Inc.                                           2,292,030
 *     139,800   Kopin Corp.                                           2,638,725
 *     328,300   Orckit Communications Ltd.                            7,879,200
                                                                    ------------
                                                                      28,207,168
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 6.0%

 *     214,250   Information Resources, Inc.                           4,285,000
 *      21,900   Intergral Systems, Inc.                                 492,750
 *      50,650   Netopia, Inc.                                         1,136,458
       374,200   Photon Dynamics, Inc.                                 3,742,000
 *      23,200   Proxim, Inc.                                            893,200
                                                                    ------------
                                                                      10,549,408
                                                                    ------------
TECHNOLOGY (SOFTWARE) 6.0%

 *     100,000   Brooktrout Technology, Inc.                           1,493,749
 *      82,000   Digital Lava, Inc.                                      789,249
 *       7,000   Exigent International, Inc.                              36,312
 *     272,800   MDSI Mobile Data Solutions, Inc.                      4,774,000
 *      33,100   New Era of Networks, Inc.                             1,243,318
 *     293,300   OrCAD, Inc.                                           2,273,074
 *      16,250   Puma Technology, Inc.                                    87,343
                                                                    ------------
                                                                      10,697,045
                                                                    ------------

TOTAL STOCKS (Cost $132,600,631)                                     147,742,343
                                                                    ------------

SHORT-TERM SECURITIES 18.5%

       396,254   SSgA Prime Money Market Fund                            396,254
  $  5,000,000   American Express Credit Corp.,CP,
                   4.810%(a), 05/05/99                                 4,997,328
     5,000,000   Cargill, Inc., CP, 4.850%(a), 05/07/99                4,995,958
     5,000,000   General Electric Capital Corp., CP,
                   4.830%(a), 05/06/99                                 4,996,646
**   5,000,000   Lincoln National Corp., CP,
                   4.730%(a), 05/03/99                                 4,998,686
     8,000,000   Merrill Lynch & Co., Inc., CP,
                   4.770%(a), 05/04/99                                 7,996,820
     4,500,000   Smithkline Beecham Corp., CP,
                   4.920%(a), 05/03/99                                 4,498,770
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $32,880,462)                        32,880,462
                                                                    ------------

TOTAL INVESTMENTS (Cost $165,481,093) 101.8%                         180,622,805

OTHER ASSETS AND LIABILITIES, NET, (1.8)%                            (3,132,103)
                                                                    ------------

NET ASSETS, 100.0%                                                  $177,490,702
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                           APRIL 30, 1999 (UNAUDITED)


STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
        Shares   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS 94.1%
BUSINESS EQUIPMENT & SERVICES 15.4%

           600   Air Express International Corp.                    $     13,125
 *       6,900   Getty Images, Inc.                                      179,400
 *       3,100   Metzler Group, Inc.                                      86,413
         8,600   National Data Corp.                                     396,675
         6,350   Nielsen Media Research, Inc.                            173,831
 *      10,492   Nova Corp.                                              272,792
 *      15,500   NuCO2, Inc.                                             106,563
 *       6,500   Pixar, Inc.                                             269,750
 *      65,800   TeleTech Holdings, Inc.                                 435,925
                                                                    ------------
                                                                       1,934,474
                                                                    ------------
CONSUMER NON-DURABLES 11.2%

 *       2,700   Action Performance Companies, Inc.                       91,463
 *      20,200   e4L, Inc.                                               150,238
 *      90,000   Hanover Direct, Inc.                                    253,125
 *      24,700   NPC International, Inc.                                 444,600
 *       4,400   The Scotts Co. (Class A)                                180,950
 *      10,000   Select Comfort Corp.                                    161,875
 *       3,400   Suiza Foods Corp.                                       127,713
                                                                    ------------
                                                                       1,409,964
                                                                    ------------
CONSUMER SERVICES 8.6%

 *      12,550   American Classic Voyages Co.                            224,331
 *       3,100   Autoweb.com, Inc.                                        80,988
 *      17,700   Cinar Corp. (Class B)                                   369,488
 *      11,000   Fairfield Communities, Inc.                             141,625
 *         400   Go2net, Inc.                                             61,400
 *      12,000   Loews Cineplex Entertainment Corp.                      151,500
 *       1,500   SoftNet Systems, Inc.                                    48,937
                                                                    ------------
                                                                       1,078,269
                                                                    ------------
ENERGY 2.1%

 *      21,800   Global Industries Ltd.                                  268,413
                                                                    ------------
                                                                         268,413
                                                                    ------------
HEALTH CARE 12.5%

 *      11,000   Cytyc Corp.                                             215,188
 *       5,700   Gilead Sciences, Inc.                                   262,556
 *      17,700   Mediconsult.com, Inc.                                   211,294
        17,000   NeoPharm, Inc.                                          291,125
 *      19,900   Orthodontic Centers of America, Inc.                    246,263
 *       2,700   Oxford Health Plans, Inc.                                53,831
 *       8,300   PAREXEL International Corp.                             199,719
 *         900   Perclose, Inc.                                           34,200
 *       3,800   SangStat Medical Corp.                                   55,100
                                                                    ------------
                                                                       1,569,276
                                                                    ------------
REIT 1.1%

         8,300   IndyMac Mortgage Holdings, Inc.                         136,950
                                                                    ------------
                                                                         136,950
                                                                    ------------
RETAIL 10.6%

 *       7,500   Consolidated Stores Corp.                               257,813
 *      11,700   General Nutrition Companies, Inc.                       193,781
 *       8,400   Just For Feet, Inc.                                     106,050
 *      16,000   Rent-Way, Inc.                                          436,000
 *       9,300   Tuesday Morning Corp.                                   181,350
 *       4,300   Zales Corp.                                             162,594
                                                                    ------------
                                                                       1,337,588
                                                                    ------------
TECHNOLOGY (COMPONENTS) 12.2%

 *      14,200   Anaren Microwave, Inc.                             $    289,325
 *       5,300   Emulex Corp.                                            233,863
 *       3,700   Micrel, Inc.                                            217,838
 *       3,000   Oak Industries, Inc.                                    125,250
 *      21,000   Orckit Communications Ltd.                              504,000
 *       4,800   Sawtek, Inc.                                            169,199
                                                                    ------------
                                                                       1,539,475
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 6.8%

 *       9,200   ANTEC Corp.                                             249,550
 *      14,600   Pinnacle Holding, Inc.                                  299,300
 *       6,200   Powerwave Technologies, Inc.                            188,324
 *       3,800   Westower Corp.                                          121,600
                                                                    ------------
                                                                         858,774
                                                                    ------------
TECHNOLOGY (SOFTWARE) 9.7%

 *      11,700   CBT Group PLC, ADR                                      181,349
 *       1,650   Critical Path, Inc.                                     164,175
 *      12,600   FORE Systems, Inc.                                      425,249
 *       2,700   New Era of Networks, Inc.                               101,418
 *       3,100   VeriSign, Inc.                                          356,499
                                                                    ------------
                                                                       1,228,690
                                                                    ------------
UTILITIES 3.9%

 *      11,600   Calpine Corp.                                           494,450
                                                                    ------------
                                                                         494,450
                                                                    ------------

TOTAL STOCKS (Cost $10,337,770)                                       11,856,323
                                                                    ------------

SHORT-TERM SECURITIES 8.4%

     1,055,802   SSgA Prime Money Market Fund                          1,055,802
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $1,055,802)                          1,055,802
                                                                    ------------

TOTAL INVESTMENTS (Cost $11,393,572), 102.5%                          12,912,125

OTHER ASSETS AND LIABILITIES, NET, (2.5)%                              (308,821)
                                                                    ------------

NET ASSETS, 100.0%                                                  $ 12,603,304
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                              FREMONT GROWTH FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
        Shares   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS  82.8%
BUSINESS EQUIPMENT & SERVICES  3.0%

 *     102,900   EarthShell Corp.                                   $  1,003,275
        34,000   GATX Corp.                                            1,168,750
 *     100,900   Republic Services, Inc.                               2,074,756
                                                                    ------------
                                                                       4,246,781
                                                                    ------------
CAPITAL GOODS  2.8%

         7,200   Caterpillar, Inc.                                       463,500
        32,800   General Electric Co.                                  3,460,400
                                                                    ------------
                                                                       3,923,900
                                                                    ------------
CONSUMER DURABLES  3.4%

        74,300   Ford Motor Co.                                        4,750,556
                                                                    ------------
                                                                       4,750,556
                                                                    ------------
CONSUMER NON-DURABLES  4.7%

        22,900   Anheuser Busch Cos., Inc.                             1,674,563
 *       2,800   Canandaigua Brands, Inc. (Class A)                      144,200
        15,300   Coca-Cola Co.                                         1,040,400
         6,000   Eastman Kodak Co.                                       447,750
        10,600   Pepsico, Inc.                                           391,538
        37,800   Philip Morris Cos., Inc.                              1,325,363
         5,400   Procter & Gamble Co.                                    506,588
 *      21,000   Smithfield Foods, Inc.                                  496,125
 *      15,000   Suiza Foods Corp.                                       563,435
                                                                    ------------
                                                                       6,589,962
                                                                    ------------
CONSUMER SERVICES  3.1%

 *       5,000   Broadcast.com, Inc.                                     641,250
        23,800   Carnival Corp.                                          981,750
        16,000   International Game Technology                           284,000
        25,200   John Wiley & Sons, Inc. (Class A)                     1,019,025
        15,000   Royal Caribbean Cruises Ltd.                            554,062
 *      21,600   Viacom, Inc. (Class B)                                  882,900
                                                                    ------------
                                                                       4,362,987
                                                                    ------------
ENERGY  2.6%

        16,000   Diamond Offshore Drilling, Inc.                         529,000
        26,100   Exxon Corp.                                           2,167,931
         8,500   Schlumberger Ltd.                                       542,938
        13,000   Sonat, Inc.                                             464,750
                                                                    ------------
                                                                       3,704,619
                                                                    ------------
FINANCIAL SERVICES  14.0%

         2,800   Aetna, Inc.                                             245,525
         6,100   Allstate Corp.                                          221,888
        13,600   American International Group, Inc.                    1,597,150
         8,600   Associates First Capital Corp.                          381,087
         2,200   Bank of New York Co., Inc.                               88,000
        32,000   Bank One Corp.                                        1,888,000
        23,729   BankAmerica Corp.                                     1,708,488
        29,000   Chase Manhattan Corp.                                 2,399,750

FINANCIAL SERVICES (cont.)

        36,800   Citigroup, Inc.                                    $  2,769,200
        13,900   Countrywide Credit Industries, Inc.                     629,844
        15,200   Federal Home Loan Mortgage Corp.                        953,800
        38,300   Federal National Mortgage Association                 2,716,906
         1,300   First Union Corp.                                        71,987
        17,600   Fleet Financial Group, Inc.                             757,900
        27,850   MBNA Corp.                                              785,022
         2,500   Mellon Bank Corp.                                       185,781
         8,700   Morgan Stanley, Dean Witter and Co.                     862,931
        15,000   PNC Bank Corp.                                          868,125
        14,600   Wells Fargo Co.                                         630,538
                                                                    ------------
                                                                      19,761,922
                                                                    ------------
HEALTH CARE  9.3%

         8,800   Abbott Laboratories                                     426,250
         2,600   American Home Products Corp.                            158,600
        31,200   Bristol-Myers Squibb Co.                              1,983,150
        20,000   Conseco, Inc.                                           631,250
 *      13,000   Genentech, Inc.                                       1,100,125
 *      44,200   Healthsouth Rehabilitation Corp.                        593,938
        18,600   Johnson & Johnson                                     1,813,500
         7,200   Lilly (Eli) & Co.                                       530,100
        13,247   McKesson HBOC, Inc.                                     463,645
        26,000   Merck & Co.                                           1,826,500
        15,200   Pfizer, Inc.                                          1,748,950
        17,000   Schering Plough Corp.                                   821,313
        15,400   Warner-Lambert Co.                                    1,046,238
                                                                    ------------
                                                                      13,143,559
                                                                    ------------
MULTI-INDUSTRY  1.4%

        25,500   Allied-Signal, Inc.                                   1,498,125
         9,000   Corning, Inc.                                           515,250
                                                                    ------------
                                                                       2,013,375
                                                                    ------------
RAW MATERIALS  2.7%

        15,300   Dow Chemical Co.                                      2,007,169
         4,100   Du Pont (E.I.) de Nemours & Co.                         289,563
        22,200   Reliance Steel & Aluminum Co.                           808,912
 *      41,400   W.R. Grace & Co.                                        659,812
                                                                    ------------
                                                                       3,765,456
                                                                    ------------
RETAIL  6.8%

 *      12,500   Abercrombie & Fitch Co. (Class A)                     1,189,063
         7,000   Best Buy Co., Inc.                                      334,250
        12,200   Dayton-Hudson Corp.                                     821,213
        36,500   Home Depot, Inc.                                      2,187,719
        15,600   Lowe's Cos., Inc.                                       822,900
 *      14,600   Papa John's International, Inc.                         586,737
        12,400   Sears, Roebuck and Co.                                  570,400
        66,200   Wal Mart Stores, Inc.                                 3,045,200
                                                                    ------------
                                                                       9,557,482
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                              FREMONT GROWTH FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                                       Value
        Shares   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY  16.3%

        35,000   Boeing Co.                                         $  1,421,875
 *      23,250   Cisco Systems, Inc.                                   2,651,953
        24,500   Compaq Computer Corp.                                   546,656
        17,600   Computer Associates International, Inc.                 751,300
 *      20,800   Compuware Corp.                                         507,000
 *      36,800   Dell Computer Corp.                                   1,515,700
 *      12,000   Electronic Arts, Inc.                                   609,750
 *       9,900   EMC Corp.                                             1,078,481
 *      13,000   Gulfstream Aerospace Corp.                              633,750
        17,400   Hewlett-Packard Co.                                   1,372,425
        43,000   Intel Corp.                                           2,631,062
         9,100   International Business Machines Corp.                 1,903,606
 *      59,200   Microsoft Corp.                                       4,813,700
 *      31,150   Oracle Systems Corp.                                    842,997
 *      10,400   Sun Microsystems, Inc.                                  622,050
         7,400   United Technologies Corp.                             1,072,075
                                                                    ------------
                                                                      22,974,380
                                                                    ------------
TRANSPORTATION  1.2%

        45,800   Burlington Northern Sante Fe Corp.                    1,677,425
                                                                    ------------
                                                                       1,677,425
                                                                    ------------
UTILITIES  11.5%

 *      16,400   AES Corp.                                               820,000
 *      20,100   AirTouch Communications, Inc.                         1,876,838
        21,300   AT&T Corp.                                            1,075,650
        23,200   Bell Atlantic Corp.                                   1,336,900
        32,600   BellSouth Corp.                                       1,458,850
        41,500   Coastal Corp.                                         1,587,375
         6,900   GTE Corp.                                               461,869
        33,600   Lucent Technologies, Inc.                             2,020,200
 *      30,900   MCI WorldCom, Inc.                                    2,539,594
        35,000   Otter Tail Power Co.                                  1,338,750
        30,500   SBC Communications, Inc.                              1,708,000
                                                                    ------------
                                                                      16,224,026
                                                                    ------------

TOTAL STOCKS (Cost $90,315,654)                                      116,696,430
                                                                    ------------

SHORT-TERM SECURITIES  17.3%

     2,133,031   SSgA Prime Money Market Fund                       $  2,133,031
   $ 6,800,000   International Business Machines Credit Corp.,
                   CP, 4.920%(a), 05/03/99                             6,798,141
     7,000,000   Merrill Lynch & Co., Inc., CP,
                   4.770%(a), 05/03/99                                 6,998,145
     7,000,000   Smithkline Beecham Corp., CP,
                   4.920%(a), 05/03/99                                 6,998,087
 +   1,540,000   U.S. Treasury Bill, 4.370%(a), 06/17/99               1,531,213
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $24,458,617)                        24,458,617
                                                                    ------------

TOTAL INVESTMENTS (Cost $114,774,271), 100.1%                        141,155,047

OTHER ASSETS AND LIABILITIES, NET, (0.1)%                               (99,475)
                                                                    ------------

NET ASSETS, 100.0%                                                  $141,055,572
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                      FREMONT REAL ESTATE SECURITIES FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
        Shares   Security Description                                 (Note 1)
--------------------------------------------------------------------------------

STOCKS  86.6%
REITs (APARTMENTS)  13.9%

        13,600   Apartment Investment & Management Co.              $    544,850
        15,800   Archstone Communities Trust                             358,463
        35,200   Associated Estates Realty Corp.                         407,000
        55,300   Berkshire Realty Company, Inc.                          635,950
        10,000   Cornerstone Realty Income Trust, Inc.                    99,375
        24,390   Equity Residential Properties Trust                   1,128,038
        66,400   Lexford Residential Trust                             1,157,850
         9,600   Walden Residential Properties, Inc.                     183,600
                                                                    ------------
                                                                       4,515,126
                                                                    ------------
REITs (COMMUNITY CENTERS)  11.5%

        20,100   Agree Realty Corp.                                      340,444
        31,800   Developers Diversified Realty Corp.                     502,838
        23,000   IRT Property Co.                                        217,063
        43,800   Kranzco Realty Trust                                    613,200
        87,300   Malan Realty Investors, Inc.                          1,358,606
        44,400   Ramco-Gershenson Properties Trust                       699,300
                                                                    ------------
                                                                       3,731,451
                                                                    ------------
REITs (DIVERSIFIED)  6.9%

        53,400   Aegis Realty, Inc.                                      534,000
 *      45,900   First Union Real Estate Investments                     189,338
        10,000   Glenborough Realty Trust, Inc.                          171,875
        63,900   Pacific Gulf Properties, Inc.                         1,329,919
                                                                    ------------
                                                                       2,225,132
                                                                    ------------
REITs (HOTELS)  4.4%

        20,000   Host Marriot Corp.                                      266,250
        64,600   Patriot American Hospitality, Inc.                      327,038
        49,300   Sunstone Hotel Investors, Inc.                          452,944
        40,000   Winston Hotels, Inc.                                    390,000
                                                                    ------------
                                                                       1,436,232
                                                                    ------------
REITs (INDUSTRIAL)  6.3%

       144,900   American Industrial Properties REIT                   1,630,125
        15,000   First Industrial Realty Trust, Inc.                     403,125
                                                                    ------------
                                                                       2,033,250
                                                                    ------------
REITs (MORTGAGE BACKED)  0.5%

        30,000   Chastain Capital Corp.                                  165,939
                                                                    ------------
                                                                         165,939
                                                                    ------------
REITs (OFFICE)  32.6%

         1,900   Arden Realty, Inc.                                       47,500
       234,400   Banyan Strategic Realty Trust                         1,113,400
        58,000   Brandywine Realty Trust                               1,094,750
       139,900   Corporate Office Properties Trust, Inc.               1,023,019
        15,000   Crescent Real Estate Equities Co.                       335,625
        30,100   Equity Office Properties Trust                          829,631
        41,000   Highwoods Properties, Inc.                            1,055,750
        99,700   Koger Equity, Inc.                                    1,464,344
         9,400   Mack-Cali Realty Corp.                                  290,813
        79,100   Prentiss Properties Trust                             1,710,538
        41,000   Prime Group Realty Trust                                599,625
        16,900   PS Business Parks, Inc.                                 395,038
        22,800   TriNet Corporate Realty Trust, Inc.                     625,575
                                                                    ------------
                                                                      10,585,608
                                                                    ------------
REITs (REGIONAL MALLS)  2.1%

        39,400   Glimcher Realty Trust                              $    667,338
                                                                    ------------
                                                                         667,338
                                                                    ------------
NON-REITs (DIVERSIFIED)  4.0%

 *     129,600   Wellsford Real Properties, Inc.                       1,296,000
                                                                    ------------
                                                                       1,296,000
                                                                    ------------
NON-REITs (HEALTH CARE)  2.8%

 *      40,000   Brookdale Living Communities, Inc.                      605,000
 *      32,100   Capital Senior Living Corp.                             316,981
                                                                    ------------
                                                                         921,981
                                                                    ------------
NON-REITs (hotels)  1.6%

        14,600   Starwood Hotels & Resorts Worldwide, Inc.               535,638
                                                                    ------------
                                                                         535,638
                                                                    ------------

TOTAL STOCKS (Cost $28,514,137)                                       28,113,695
                                                                    ------------

SHORT-TERM SECURITIES     16.6%

     5,399,048   SSgA Prime Money Market Fund                          5,399,048
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $5,399,048)                          5,399,048
                                                                    ------------

TOTAL INVESTMENTS (Cost $33,913,185), 103.2%                          33,512,743

OTHER ASSETS AND LIABILITIES, NET, (3.2)%                            (1,030,380)
                                                                    ------------

NET ASSETS, 100.0%                                                  $ 32,482,363
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                      Coupon        Maturity         Value
 Face Amount    Issuer                                                                 Rate            Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

BONDS 128.6%
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES 34.5%
 $    415,295     FHLMC .........................................................      6.500%        01/01/26    $     413,219
      145,390     FHLMC .........................................................      6.500%        03/01/26          144,663
      232,273     FHLMC .........................................................      6.500%        04/01/26          231,112
      167,327     FHLMC .........................................................      6.500%        05/01/26          166,490
      325,545     FHLMC .........................................................      8.250%        08/01/17          342,210
      469,085     FHLMC GOLD ....................................................      6.500%        04/01/26          466,739
      161,809     FHLMC GOLD ....................................................      6.500%        04/01/26          161,000
   44,280,000     FHLMC GOLD TBA ................................................      6.000%        05/17/29       42,993,113
    3,200,000     FHLMC GOLD TBA ................................................      6.500%        05/17/29        3,185,000
    5,786,025     FNMA ..........................................................      6.500%        05/18/23        5,816,865
      362,502     FNMA ..........................................................      8.500%        05/01/25          380,852
      334,805     FNMA ARM ......................................................      7.424%        11/01/23          340,246
    3,753,384     GNMA ..........................................................      6.000%        01/15/24        3,637,340
    1,664,327     GNMA ..........................................................      6.000%        01/15/24        1,612,871
       37,962     GNMA ..........................................................      6.500%        02/15/24           37,746
      714,641     GNMA ..........................................................      6.500%        03/15/24          710,571
       31,832     GNMA ..........................................................      6.500%        06/15/24           31,650
      131,394     GNMA ..........................................................      8.000%        06/15/25          136,996
      897,663     GNMA ARM ......................................................      6.125%        10/20/25          910,727
    8,445,821     GNMA II ARM ...................................................      6.125%        10/20/27        8,557,779
      293,178     GNMA II ARM ...................................................      6.125%        11/20/24          297,699
    1,370,986     GNMA II ARM ...................................................      6.125%        11/20/26        1,392,075
      859,887     GNMA II ARM ...................................................      6.375%        03/20/24          875,600
    1,409,802     GNMA II ARM ...................................................      6.625%        08/20/25        1,436,028
      159,108     GNMA II ARM ...................................................      6.875%        04/20/21          161,247
    3,500,000     GNMA TBA ......................................................      6.500%        05/24/29        3,479,766
                                                                                                                 -------------
                                                                                                                    77,919,604
                                                                                                                 -------------
COLLATERALIZED MORTGAGE OBLIGATIONS 35.2%

    5,000,000     BA Mortgage Securities, Inc. CMO, 1998-4, PAC-1, REMIC ........      6.600%        08/25/28        5,017,700
    2,123,981     Chase Mortgage Finance Corp. CMO, 1993-H2-A4, REMIC ...........      7.000%        07/25/24        2,133,836
    2,515,262     Chase Mortgage Finance Corp. CMO, 1995-A, Class A, REMIC ......      6.204%        04/25/25        2,383,500
      500,000     Chase Mortgage Finance Corp. CMO, 1998-S6-A17, REMIC ..........      6.750%        10/25/28          492,215
    5,000,000     Countrywide Home Loans CMO, 1999-7-A3 .........................      6.250%        06/25/14        4,933,594
    1,056,715     FHLMC CMO, 1018 0Z, PAC-1 (11), REMIC .........................      7.000%        11/15/20        1,070,722
    5,301,000     FHLMC CMO, 1998-T11-A5, REMIC .................................      6.500%        01/25/15        5,294,586
    8,000,000     FHLMC CMO, 1998-T11-A6, REMIC .................................      6.500%        09/25/18        8,049,600
   15,000,000     FNMA CMO, 1992-131KA, PAC(11), REMIC ..........................      8.000%        01/25/22       15,336,840
      200,000     FNMA CMO, 1993-11J, PAC, REMIC ................................      7.500%        02/25/08          208,934
    8,344,697     FNMA CMO,1993-21-Z, REMIC .....................................      7.200%        05/25/23        8,305,296
    8,000,000     GNMA CMO, 1998-15-C, REMIC ....................................      6.500%        06/20/28        7,713,112
      983,079     Morgan Stanley Mortgage Trust CMO, 40-8, PAC (11), REMIC ......      7.000%        07/20/21          988,866
    4,900,000     PNC Mortgage Securities Corp. CMO, 1999-4-1A8, PAC(11) ........      6.200%        06/25/29        4,857,891
   10,000,000     Residential Funding Mortgage Securities I, Inc. ...............
                    CMO, 1997-S17-A5, REMIC .....................................      7.000%        11/25/27       10,009,900
    2,584,858     Securitized Asset Sales, lnc. CMO, 1993-2A9, PAC (11), REMIC ..      6.200%        07/25/08        2,577,569
                                                                                                                 -------------
                                                                                                                    79,374,161
                                                                                                                 -------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                               FREMONT BOND FUND
                           APRIL 30, 1999 (UNAUDITED)

                                                                                       Coupon        Maturity        Value
 Face Amount    Issuer                                                                  Rate           Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS 40.8%

 $  1,000,000     AES Corp. .....................................................     10.250%        07/15/06    $   1,060,000
    5,000,000     Associates Corp. ..............................................      5.750%        11/01/03        4,956,350
    4,000,000     BankAmerica Corp., FRN, MTN ...................................      5.020%        03/05/01        4,001,664
      500,000     Bear Stearns Co., Inc., FRN, MTN ..............................      5.821%        02/06/01          502,427
    1,100,000     Beckman Instruments, Inc. .....................................      7.100%        03/04/03        1,089,990
    1,000,000     Buckeye Technologies, Inc. ....................................      8.000%        10/15/10        1,002,500
      700,000     Building Materials Corp. ......................................      7.750%        07/15/05          686,000
      700,000     Building Materials Corp. ......................................      8.000%        10/15/07          689,500
    5,000,000     Chrysler Financial Corp., FRN, MTN ............................      4.958%        06/11/01        4,995,455
    1,000,000     Citicorp, FRN, MTN ............................................      5.090%        08/13/02          995,760
    2,000,000     Citicorp, FRN, MTN ............................................      5.100%        11/12/02        1,990,280
      785,000     Delta Air Lines, Inc. (Sinking Fund Bond) .....................      9.450%        02/14/06          871,821
    1,577,000     Delta Air Lines, Inc. (Sinking Fund Bond) .....................      9.450%        02/26/06        1,752,599
    2,000,000     Ford Motor Credit, FRN ........................................      5.125%        02/13/03        1,990,550
    5,000,000     Ford Motor Credit, FRN ........................................      5.184%        04/28/05        4,961,325
    3,000,000     Ford Motor Credit, FRN, MTN ...................................      5.166%        09/03/01        2,998,707
    3,000,000     Ford Motor Credit, FRN, MTN ...................................      5.250%        03/05/01        3,004,821
    2,600,000     General Motors Acceptance Corp. ...............................      5.121%        04/29/02        2,604,649
    2,500,000     General Motors Acceptance Corp. ...............................      5.100%        08/18/03        2,485,095
   10,000,000     General Motors Acceptance Corp. ...............................      5.750%        11/10/03        9,879,000
    2,000,000     Goldman Sachs Group, FRN ......................................      5.210%        11/24/00        1,995,820
    3,000,000     Goldman Sachs Group, FRN ......................................      5.230%        02/22/02        3,006,186
    5,000,000     Goldman Sachs Group, FRN ......................................      5.330%        01/16/03        4,984,700
    5,000,000     Household Finance Corp. .......................................      5.300%        06/17/05        4,974,895
      800,000     Lehman Brothers Holdings, Inc., MTN ...........................      8.150%        05/15/00          819,104
    7,980,000     MCI Worldcom, Inc. ............................................      6.125%        08/15/01        8,030,035
    1,865,000     Nabisco, Inc. .................................................      6.000%        02/15/11        1,854,668
    5,000,000     Noram Energy Corp. ............................................      6.375%        11/01/03        5,009,400
    3,000,000     Popular, Inc. .................................................      6.200%        04/30/01        3,012,600
    1,000,000     Residential Reinsurance .......................................      9.180%        06/01/99        1,011,875
    2,400,000     Texas Utilities ...............................................      5.940%        10/15/01        2,401,298
      225,000     Time Warner, Inc. .............................................      7.975%        08/15/04          243,173
      450,000     Time Warner, Inc. .............................................      8.110%        08/15/06          494,051
      450,000     Time Warner, Inc. .............................................      8.180%        08/15/07          499,154
    1,000,000     United Airlines ...............................................     10.670%        05/01/04        1,151,716
                                                                                                                 -------------
                                                                                                                    92,007,168
                                                                                                                 -------------
FOREIGN GOVERNMENT BONDS 6.3%

NZ  $  800,000    Interamerican Development Bank.................................      5.750%        04/15/04          441,837
US  $3,000,000    Nacional Financiera SNC, FRN...................................      8.649%        12/01/00        3,060,000
     5,000,000    Republic of Argentina, FRN ....................................     11.447%        04/10/05        4,750,000
     1,460,100    Republic of Argentina, FRN
                    (Callable Semiannually in March or September @ 100) .........      5.938%        03/31/05        1,306,789
     2,000,000    Republic of Korea .............................................      8.281%        04/08/00        2,008,000
     3,000,000    Republic of Philippines .......................................      6.500%        12/01/17        2,658,900
                                                                                                                 -------------
                                                                                                                    14,225,526
                                                                                                                 -------------
U.S. GOVERNMENT & AGENCY BONDS 11.8%

   10,000,000     FNMA MTN ......................................................      6.200%        08/12/08        9,892,200
    5,400,000     U.S. Treasury Bond ............................................      8.875%        08/15/17        7,165,962
    1,700,000     U.S. Treasury Bond ............................................      9.125%        05/15/18        2,319,174
      600,000     U.S. Treasury Note ............................................      6.375%        08/15/02          620,904
      400,000     U.S. Treasury Note ............................................      7.250%        05/15/16          457,624
    3,090,300     U.S. Treasury Inflation Protection Note .......................      3.625%        07/15/02        3,076,768
    1,121,538     U.S. Treasury Inflation Protection Note .......................      3.625%        01/15/08        1,098,727
    1,904,700     U.S. Treasury Inflation Protection Note .......................      3.875%        01/15/09        1,907,105
                                                                                                                 -------------
                                                                                                                    26,538,464
                                                                                                                 -------------

                TOTAL BONDS (Cost $289,311,413)                                                                    290,064,923
                                                                                                                 -------------

      The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           APRIL 30, 1999 (UNAUDITED)


   Shares/                                                                            Discount       Maturity       Value
 Face Amount    Issuer                                                                  Rate           Date        (Note 1)
------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES 0.1%

 *     9,000    Call Option on U.S. Treasury Note, 5.500%, Strike @ 95.625, Exp. 05/17/99 .................      $      47,205
 *     6,000    Call Option on U.S. Treasury Note, 5.750%, Strike @ 96.156, Exp. 05/17/99 .................             33,204
 *    26,000    Call Option on U.S. Treasury Note, 5.875%, Strike @ 96.594, Exp. 05/24/99 .................            140,608
 *   110,000    Call Option on U.S. Treasury Note, 4.750%, Strike @ 98.609, Exp. 08/20/99 .................             73,260
                                                                                                                 -------------
                                                                                                                       294,277
                                                                                                                 -------------

                TOTAL OTHER SECURITIES (Cost $354,914)                                                                 294,277
                                                                                                                 -------------

SHORT-TERM SECURITIES 1.6%

    2,735,905    SSgA Prime Money Market Fund ...............................................................        2,735,905
+  $  540,000    U.S. Treasury Bill .............................................      4.300%        05/13/99          539,226
+      20,000    U.S. Treasury Bill .............................................      4.470%        06/24/99           19,866
+      30,000    U.S. Treasury Bill .............................................      4.490%        06/24/99           29,798
+     300,000    U.S. Treasury Bill .............................................      4.490%        06/24/99          297,979
+      30,000    U.S. Treasury Bill .............................................      4.520%        06/24/99           29,797
                                                                                                                 -------------

                 TOTAL SHORT-TERM SECURITIES (Cost $3,652,571)                                                       3,652,571
                                                                                                                 -------------

                 TOTAL INVESTMENTS (Cost $293,318,898), 130.3%                                                     294,011,771

                 OTHER ASSETS AND LIABILITIES, NET, (30.3)%                                                       (68,318,493)
                                                                                                                 -------------

                 NET ASSETS, 100%                                                                                $ 225,693,278
                                                                                                                 =============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                           FREMONT MONEY MARKET FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                      Discount       Maturity        Value
  Face Amount     Issuer                                                                Rate           Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 88.5%
BANKS 16.3%

 $ 10,000,000     Abbey National North America Corp. ............................      4.740%        08/02/99    $   9,877,550
   10,000,000     Abbey National North America Corp. ............................      4.830%        09/07/99        9,826,925
   10,000,000     B.B.V. Finance (Delaware), Inc. ...............................      4.800%        05/25/99        9,967,733
   10,000,000     Banque ET Caisse D'Epargne De L'Etat ..........................      4.820%        05/11/99        9,986,611
   10,000,000     Banque ET Caisse D'Epargne De L'Etat ..........................      4.770%        08/03/99        9,875,450
    5,000,000     Banque ET Caisse D'Epargne De L'Etat ..........................      4.840%        09/03/99        4,915,972
   10,000,000     Commonwealth Bank of Australia ................................      4.720%        07/27/99        9,885,933
   10,000,000     Deutsche Bank Financial, Inc. .................................      4.820%        05/10/99        9,987,950
   10,000,000     Halifax PLC ...................................................      4.780%        08/09/99        9,867,222
   10,000,000     Halifax PLC ...................................................      4.800%        12/21/99        9,688,000
   15,000,000     HVB Finance (Delaware), Inc. ..................................      4.800%        07/14/99       14,852,000
   10,000,000     UBS Finance(Delaware), Inc. ...................................      4.888%        05/18/99        9,976,918
                                                                                                                 -------------
                                                                                                                   118,708,264
                                                                                                                 -------------
BUSINESS EQUIPMENT & SERVICES 7.5%

** 10,000,000     BTR Dunlop Finance, Inc. ......................................      4.840%        05/10/99        9,987,900
**  5,000,000     BTR Dunlop Finance, Inc. ......................................      4.790%        06/29/99        4,960,749
   10,000,000     Clorox Co. ....................................................      4.830%        05/07/99        9,991,950
   10,000,000     General Electric Capital Corp. ................................      4.800%        07/30/99        9,880,000
   10,000,000     General Electric Capital Corp. ................................      4.830%        09/15/99        9,816,192
** 10,000,000     Panasonic Finance Corp. .......................................      4.830%        06/30/99        9,919,500
                                                                                                                 -------------
                                                                                                                    54,556,291
                                                                                                                 -------------
CONSUMER DURABLES 4.1%

   10,000,000     Ford Motor Credit Corp. ......................................       4.830%        06/07/99        9,950,358
   10,000,000     General Motors Acceptance Corp. ..............................       4.820%        05/19/99        9,975,900
   10,000,000     General Motors Acceptance Corp. ..............................       4.810%        07/28/99        9,882,422
                                                                                                                 -------------
                                                                                                                    29,808,680
                                                                                                                 -------------
CONSUMER NON-DURABLES 6.6%

    5,000,000     Archer Daniels Midland Co. ....................................      4.780%        06/08/99        4,974,772
   10,000,000     Eastman Kodak Co. .............................................      4.790%        07/26/99        9,885,572
    9,000,000     Golden Peanut Co. .............................................      4.840%        07/01/99        8,926,190
   10,000,000     Sharp Electronics Corp. .......................................      4.870%        06/11/99        9,944,536
   10,000,000     Sharp Electronics Corp. .......................................      4.850%        07/07/99        9,909,736
    5,000,000     Sharp Electronics Corp. .......................................      4.850%        07/16/99        4,948,806
                                                                                                                 -------------
                                                                                                                    48,589,612
                                                                                                                 -------------
CONSUMER SERVICES 3.0%

   14,900,000     Stanford, Leland Junior University ............................      4.780%        07/16/99       14,749,642
    7,000,000     Stanford, Leland Junior University ............................      4.770%        08/06/99        6,910,033
                                                                                                                 -------------
                                                                                                                    21,659,675
                                                                                                                 -------------
ENERGY 4.1%

   10,000,000     Chevron UK Investment PLC .....................................      4.820%        08/18/99        9,854,061
   10,000,000     Petrofina (Delaware), Inc. ....................................      4.770%        05/28/99        9,964,225
   10,000,000     Petrofina (Delaware), Inc. ....................................      4.800%        06/08/99        9,949,333
                                                                                                                 -------------
                                                                                                                    29,767,619
                                                                                                                 -------------
FINANCIAL SERIVCES 17.3%

   10,000,000     American Express Credit Corp. .................................      4.790%        09/30/99        9,797,756
   10,000,000     American General Finance Corp. ................................      4.820%        05/05/99        9,994,644
   10,000,000     American General Finance Corp. ................................      4.800%        07/15/99        9,900,000
   10,000,000     Associates First Capital Corp. ................................      4.810%        07/20/99        9,893,112
   10,000,000     Associates First Capital Corp. ................................      4.800%        07/22/99        9,890,668
   10,000,000     C.I.T. Group Holdings, Inc. ...................................      4.850%        05/14/99        9,982,486
    7,500,000     Dresdner U.S. Finance, Inc. ...................................      4.830%        08/09/99        7,399,375
   10,000,000     Goldman Sachs Group, LP .......................................      4.850%        09/02/99        9,832,944
   10,000,000     Morgan (J.P.) & Co., Inc. .....................................      4.830%        07/12/99        9,903,400
   15,000,000     Morgan (J.P.) & Co., Inc. .....................................      4.800%        09/08/99       14,740,000
   10,000,000     Toronto Dominion Holdings USA, Inc. ...........................      4.780%        07/23/99        9,889,794
   15,000,000     Transamerica Finance Corp. ....................................      4.790%        06/23/99       14,894,221
                                                                                                                 -------------
                                                                                                                   126,118,400
                                                                                                                 -------------

      The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                      Discount       Maturity        Value
  Face Amount     Issuer                                                                Rate           Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

SOVEREIGN  5.7%

 $ 10,000,000     British Columbia, Province of .................................      4.790%        08/27/99    $   9,842,994
    7,500,000     British Columbia, Province of .................................      4.800%        09/07/99        7,371,000
   15,000,000     Caisse d'Amortissement de la Dette Sociale ....................      4.790%        09/10/99       14,736,550
   10,000,000     Swedish Export Credit Corp. ...................................      4.870%        09/01/99        9,833,608
                                                                                                                 -------------
                                                                                                                    41,784,152
                                                                                                                 -------------
HEALTH CARE  4.8%

** 10,000,000     Glaxo Wellcome PLC ............................................      4.810%        05/04/99        9,995,992
** 10,000,000     Queen's Health Systems, Inc. ..................................      4.840%        05/10/99        9,987,900
** 15,000,000     Queen's Health Systems, Inc. ..................................      4.850%        06/03/99       14,933,313
                                                                                                                 -------------
                                                                                                                    34,917,205
                                                                                                                 -------------
INSURANCE  7.5%

** 10,000,000     Allianz of America Finance Corp. ..............................      4.800%        06/22/99        9,930,667
** 10,000,000     Allianz of America Finance Corp. ..............................      4.810%        07/13/99        9,902,464
** 15,000,000     St. Paul Cos. .................................................      4.810%        05/13/99       14,975,950
** 10,000,000     Swiss Re Financial Products ...................................      4.780%        06/01/99        9,958,839
** 10,000,000     Swiss Re Financial Products ...................................      4.860%        06/11/99        9,944,650
                                                                                                                 -------------
                                                                                                                    54,712,570
                                                                                                                 -------------
RAW MATERIALS  8.2%

   10,000,000     Akzo Nobel, Inc. ..............................................     4.840%         06/14/99        9,940,844
   10,000,000     Akzo Nobel, Inc. ..............................................     4.840%         06/21/99        9,931,433
** 10,000,000     Henkel Corp. ..................................................     4.800%         05/12/99        9,985,333
** 10,000,000     Henkel Corp. ..................................................     4.820%         06/14/99        9,941,089
** 10,000,000     Rio Tinto America, Inc. .......................................     4.820%         06/09/99        9,947,783
** 10,000,000     Rio Tinto America, Inc. .......................................     4.830%         06/14/99        9,940,967
                                                                                                                 -------------
                                                                                                                    59,687,449
                                                                                                                 -------------
UTILITIES  3.4%

   10,000,000     Alcatel Alsthom, Inc. .........................................      4.840%        07/06/99        9,911,267
   15,000,000     Alcatel Alsthom, Inc. .........................................      4.800%        07/08/99       14,864,000
                                                                                                                    24,775,267
                                                                                                                 -------------

                  TOTAL COMMERCIAL PAPER (Cost $ 645,085,184)                                                      645,085,184
                                                                                                                 -------------

    Shares/                                                                           Coupon
  Face Amount     Issuer                                                               Rate
------------------------------------------------------------------------------------------------------------------------------

OTHER SHORT-TERM SECURITIES  12.0%

    2,436,944     SSgA Prime Money Market Fund ..............................................................        2,436,944
 $  5,000,000     Bayerische Landesbank Girozentrale, YCD .......................      5.720%        05/06/99        4,999,982
   15,000,000     BMW US Capital Corp., DN (a) ..................................      4.790%        06/25/99       14,890,229
   10,000,000     Deutsche Bank NY, YCD .........................................      5.050%        02/09/00        9,990,113
   10,000,000     FHLB, AN ......................................................      4.900%        01/14/00        9,999,788
   10,000,000     FHLB, AN ......................................................      5.070%        10/08/99       10,000,000
   10,000,000     FNMA, DN (a) ..................................................      4.750%        05/03/99        9,997,361
   10,000,000     FNMA, DN (a) ..................................................      4.750%        06/10/99        9,947,222
   10,000,000     FNMA, DN (a) ..................................................      5.160%        08/20/99        9,840,900
    5,000,000     Swiss Bank Corp., YCD .........................................      5.740%        06/11/99        5,000,086
                                                                                                                 -------------

                  TOTAL OTHER SHORT-TERM SECURITIES (Cost $87,102,625)                                              87,102,625
                                                                                                                 -------------

                  TOTAL INVESTMENTS (Cost $732,187,809), 100.5%                                                    732,187,809

                  OTHER ASSETS AND LIABILITIES, NET, (0.5)%                                                        (3,331,783)
                                                                                                                 -------------

                  NET ASSETS, 100.0%                                                                             $ 728,856,026
                                                                                                                 =============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Coupon        Maturity        Value
  Face Amount     Issuer                                                                Rate           Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS  98.2%
$   1,000,000     City of Anaheim, Public Finance Authority Revenue Bond,
                    Anaheim Electric Utility Projects ..........................       5.600%        10/01/16    $   1,042,060
      500,000     Berkeley Unified School District, Revenue
                    Refunding Ser. 1998 (FGIC Insured) .........................       4.550%        08/01/10          505,430
    1,000,000     Big Bear Area Regional Wastewater Agency, California Revenue .       5.000%        04/01/10        1,047,360
      235,000     California Health Facilities Financial Authority Revenue,
                    Kaiser Permanente Ser. B ...................................       5.250%        10/01/13          237,707
      200,000     California Health Facilities Financial Authority Revenue,
                    UCSF-Stanford Health Care Ser. A ...........................       5.000%        11/15/18          197,418
    1,000,000     California State Dept. of Veterans Affairs,
                    Home Purchase Revenue 1991 Ser. A ..........................       6.450%        08/01/00        1,038,280
    1,015,000     California State Dept. of Water Resources,
                    Central Valley Project Revenue .............................       4.750%        12/01/16          998,912
    1,000,000     California State Dept. of Water Resources
                    Central Valley Project Revenue Ser. H ......................       6.400%        12/01/00        1,048,250
      500,000     California State Dept. of Water Resources,
                    Central Valley Project Revenue Ser. M ......................       4.800%        12/01/07          517,175
      500,000     California State Dept. of Water Resources,
                    Central Valley Project Revenue Ser. T ......................       5.125%        12/01/12          522,850
    1,000,000     California State Public Works Board, Lease Revenue Refunding,
                    Trustees of The California State University, 1995 Ser. B ...       5.600%        04/01/06        1,091,110
    1,000,000     California State Public Works Board,
                    Lease Revenue Dept. of Corrections, Prison D ...............       5.100%        06/01/06        1,055,830
    1,000,000     Contra Costa Transportation Authority,
                    Sales Tax Revenue 1991 Ser. A ..............................       5.250%        10/01/08        1,046,260
    1,000,000     Contra Costa Water Authority, Water Treatment
                    Revenue Refunding 1993 Ser. A (FGIC Insured) ...............       6.400%        03/01/01        1,052,320
    1,000,000     Contra Costa Water District, Water Revenue Ser. F
                    (FGIC Insured) .............................................       5.300%        10/01/05        1,061,410
    1,500,000     East Bay CA MUD, Water System Subordinated Revenue Ser. 1998 .       5.250%        06/01/14        1,574,190
    1,300,000     Fremont California Unified School District Alameda
                    County Refunding Ser. A (FGIC Insured) .....................       4.700%        08/01/15        1,286,662
    1,000,000     City of Fairfield, Water Revenue (AMBAC Insured)                     5.250%        04/01/14        1,032,430
    1,225,000     City of Industry, Urban Development Agency
                    Tax Allocation (MBIA Insured) ..............................       5.250%        05/01/12        1,279,574
    1,000,000     City of Irvine, Assessment District No. 89-10,
                    Limited Obligation Refunding Improvement (MBIA Insured) ....       4.200%        09/02/05        1,010,780
    1,000,000     City of Los Angeles, Convention &  Exhibition Center Authority,
                    Lease Revenue Bonds Refunding Ser. A .......................       5.200%        08/15/09        1,049,370
    1,000,000     Los Angeles Dept. of Water & Power,
                    Electric Plant Revenue Refunding ...........................       5.500%        09/01/07        1,076,790
    1,000,000     Los Angeles Dept. of Water & Power,
                    Electric Plant Revenue .....................................       4.700%        10/15/06        1,036,310
    1,000,000     Los Angeles Dept. of Water & Power,
                    Waterworks Revenue Refunding ...............................       5.625%        04/15/08        1,066,330
    1,500,000     City of Los Angeles, Wastewater System
                    Revenue Ser. A (MBIA Insured) ..............................       5.000%        12/01/11        1,559,355
    1,000,000     City of Los Angeles, Wastewater System
                    Revenue Ser. B (MBIA Insured) ..............................       5.700%        06/01/23        1,057,770
      500,000     Los Angeles County Public Works Finance Authority,
                    Lease Revenue Ser. B (MBIA Insured) ........................       5.000%        10/01/04          528,745
    1,000,000     Los Angeles County Public Works Finance Authority,
                    Regional Park and Open Space District, Ser. A ..............       5.250%        09/01/09        1,073,550
    1,000,000     Los Angeles County Public Works Finance Authority,
                    Regional Park and Open Space District, Ser. A ..............       5.000%        10/01/16        1,006,010
      750,000     Los Angeles County Sanitation District Finance Authority,
                    1993 Ser. A ................................................       5.250%        10/01/06          799,095
      440,000     Los Angeles Municipal Improvement Corporate Lease,
                    Special Tax-Police Emergency Revenue Ser. D ................       5.000%        09/01/12          447,924
    1,000,000     M-S-R Public Power Agency, San Juan Project Revenue Ser. F ...       5.650%        07/01/03        1,076,050
    1,000,000     Metropolitan Water District of Southern California,
                    Waterworks GO Refunding 1993 Ser. A ........................       5.250%        03/01/05        1,067,640
    1,000,000     Modesto High School District, 1993 GO Refunding
                    (FGIC Insured) .............................................       5.300%        08/01/04        1,070,510
    1,000,000     Modesto Irrigation District Finance Authority,
                    Domestic Water Project Revenue 1992 Ser. A (AMBAC Insured) .       5.650%        09/01/03        1,083,090
      500,000     Northern California Power Agency, Geothermal
                    Project #3 Revenue Ser. A ..................................       5.600%        07/01/06          536,675
      500,000     Northern California Power Agency, Geothermal
                    Project #3 Revenue Refunding Ser. A ........................       5.600%        07/01/06          550,555
    1,000,000     Orange County Transportation Authority, Measure M
                    Sales Tax Revenue First Ser. 1992 ..........................       6.000%        02/15/06        1,113,760
    1,000,000     Orange County Transportation Authority, Measure M Sales
                    Tax Revenue Second Senior Ser. 1994 (FGIC Insured) .........       5.000%        02/15/08        1,057,860
      500,000     City of Pasadena, GO Refunding Police and Jail Building 1993 .       5.000%        06/01/07          519,725
      500,000     City of Pasadena, Electric Works Revenue Ser. 1990 ...........       6.500%        08/01/99          504,145
    1,000,000     Rancho Cucamonga RDA, 1994 Tax Allocation
                    Refunding (MBIA Insured) ...................................       5.000%        09/01/07        1,048,300
    1,000,000     City of Riverside, Electric Revenue Refunding 1993 ...........       5.000%        10/01/06        1,051,750
    1,000,000     City of Riverside, Electric Revenue
                    Refunding 1993 (AMBAC Insured) .............................       5.000%        10/01/13        1,011,210
      315,000     City of Riverside, Electric Revenue Refunding ................       6.100%        10/01/00          327,077
      685,000     City of Riverside, Electric Revenue ..........................       6.100%        10/01/00          710,879
    1,000,000     Sacramento MUD, Electric Revenue 1991 Ser. Y .................       6.250%        09/01/00        1,038,830
    2,000,000     Sacramento MUD, Electric Revenue 1997 Ser. L .................       5.125%        07/01/15        2,054,120
    1,000,000     Sacramento County Sanitation District Finance Authority,
                    Revenue Bond (MBIA Insured) ................................       5.000%        12/01/08        1,045,290

      The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                       Coupon        Maturity        Value
  Face Amount     Issuer                                                                Rate           Date         (Note 1)
------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS  (cont.)
$   1,000,000     Sacramento County Sanitation District Finance Authority,
                    Revenue Bond (MBIA Insured) ................................       5.125%        12/01/13    $   1,018,970
    1,000,000     San Bernardino County Transportation Authority,
                    Sales Tax Revenue 1992 Ser. A (FGIC Insured) ...............       6.000%        03/01/03        1,080,060
    1,000,000     City and County of San Francisco RDA, Lease Revenue Ser. 1991
                    (George R. Moscone Convention Center) (AMBAC Insured) ......       6.100%        05/01/03        1,086,280
    1,000,000     City and County of San Francisco International Airport,
                    Revenue Second Ser. Issue 1 (AMBAC Insured) ................       5.800%        10/01/05        1,076,930
    1,000,000     City and County of San Francisco Sewer,
                    Revenue Refunding Ser. 1992 (AMBAC Insured) ................       6.200%        10/01/00        1,040,280
    1,000,000     City and County of San Francisco RDA, Tax Allocation 1997 Ser  B     5.700%        08/01/14        1,077,690
    1,000,000     City of San Jose, Finance Authority
                    (Convention Center Refunding Project)
                    1993 Ser. C (MBIA Insured) .................................       5.750%        09/01/03        1,060,650
      500,000     San Jose-Santa Clara Water Financing Authority, Sewer Revenue        5.250%        11/15/12          523,180
    1,000,000     Santa Margarita/Dana Point Authority Orange County,
                    Revenue Bond Ser. A ........................................       5.375%        08/01/04        1,073,070
      330,000     San Mateo County Sewer Revenue Ser. A (FGIC Insured) .........       4.850%        08/01/17          328,987
    1,000,000     San Mateo County Transit District Ser. A (MBIA Insured) ......       4.500%        06/01/13          982,050
    1,000,000     Santa Monica-Malibu Unified School District,
                    Public School Facilities Reconstruction Projects ...........       5.500%        08/01/18        1,089,480
    1,000,000     Southern California Public Power Authority, Mead-Phoenix
                    Project Revenue 1994 Ser. A (AMBAC Insured) ................       4.750%        07/01/08        1,033,380
    1,000,000     Southern California Public Power Authority,
                    Mead-Adelanto Project Revenue 1994 Ser. A (AMBAC Insured) ..       4.750%        07/01/09        1,027,770
    1,000,000     Southern California Public Power Authority,
                    Palo Verde Power Projects Revenue 1993 Ser.A ...............       5.100%        07/01/06        1,060,470
    1,250,000     City of Stockton, Wastewater System Project Ser. A ...........       4.125%        09/01/06        1,258,613
    1,000,000     University of California, Housing System Revenue 1993
                    Ser. A (MBIA Insured) ......................................       5.500%        11/01/08        1,069,200
      500,000     University of California, Research Facilities
                    Revenue 1995 Ser. C (AMBAC Insured) ........................       5.100%        09/01/07          527,480
    1,000,000     West & Central Basin Finance Authority,
                    West Basin Water Revenue Refunding Project (AMBAC Insured) .       5.125%        08/01/06        1,059,420
    1,000,000     City of Whittier, Solid Waste Revenue Ser. A (AMBAC Insured) .       5.375%        08/01/14        1,049,460
    1,500,000     Yucaipa School Facilities Finance Authority,
                    1995 Sweetwater Refunding (MBIA Insured) ...................       6.000%        09/01/10        1,602,931
                                                                                                                 -------------
                  TOTAL MUNICIPAL BONDS (Cost $63,633,723)                                                          67,341,074
                                                                                                                 -------------
     Shares
------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM SECURITIES  0.8%

      533,614     Provident Institutional Fund: Municipal Fund for California Investors, Inc. ...............          533,614
                                                                                                                 -------------

                  TOTAL SHORT-TERM SECURITIES (Cost $533,614)                                                          533,614
                                                                                                                 -------------

                  TOTAL INVESTMENTS (Cost $64,167,337), 99.0%                                                       67,874,688

                  OTHER ASSETS & LIABILITIES, NET, 1.0%                                                                679,048
                                                                                                                 -------------

                  NET ASSETS, 100.0%                                                                                68,553,736
                                                                                                                 =============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                           FREMONT MUTUAL FUNDS, INC.
        NOTES TO STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS

The following footnotes and abbreviations are a reference point for the Statements of Investments in Securities and Net Assets on pages 26 through 51.

*    Non-income producing security

** These transactions are generally issued to institutional investors. Any resale must be in an exempt transaction pursuant to Section 4(2) of the Securities Act of 1933.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b) Represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940; See Note 2 of "Notes to Financial Statements."

+    On deposit with broker for initial margin on futures contracts (Note 1).


PORTFOLIO ABBREVIATIONS

ADR     American Depository Receipt
AMBAC   American Municipal Bond Assurance Corp.
AN      Agency Note
ARM     Adjustable Rate Mortgage
CMO     Collateralized Mortgage Obligation
CP      Commercial Paper
DN      Discount Note
FGIC    Financial Guaranty Insurance Corp.
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association
FRN     Floating Rate Note
GDR     Global Depository Receipt
GNMA    Government National Mortgage Association
GO      General Obligation
MBIA    Municipal Bond Investor Assurance Corp.
MTN     Medium Term Note
MUD     Municipal Utility District
PAC     Planned Amortization Class
RDA     Redevelopment Agency
REIT    Real Estate Investment Trust
REMIC   Real Estate Mortgage Investment Conduit
TBA     To Be Announced
YCD     Yankee Certificate of Deposit

CURRENCY ABBREVIATIONS

ARS     Argentina Pesos
AUS$    Australian Dollar
(pound) British Pound
CAN$    Canadian Dollar
DKK     Denmark Kroner
e       Euro
DM      German Deutschemark
GRD     Greek Drachma
(Y)     Japanese Yen
NZ$     New Zealand Dollar
SEK     Swedish Krona
US$     U.S. Dollar

      The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
        NOTES TO STATEMENTS OF INVESTMENTS IN SECURITIES AND NET ASSETS
                           APRIL 30, 1999 (UNAUDITED)

COUNTRY DIVERSIFICATION

Country      Country                            International   International     Emerging
Code         Name                   Global         Growth         Small Cap        Markets          Bond
---------------------------------------------------------------------------------------------------------
AR           Argentina               0.2%             --              --              --             2.7%
AS           Austria                 0.1%             --              --              --              --
AU           Australia               0.9%            5.3%             --              --              --
BE           Belgium                 0.2%             --              --              --              --
BR           Brazil                   --             0.6%             --             5.5%             --
CH           China                    --              --              --             3.4%             --
CN           Canada                  2.8%            5.2%            2.3%             --              --
CR           Croatia                  --              --              --             2.1%             --
DK           Denmark                 0.6%             --              --              --              --
ES           Estonia                  --              --              --             1.9%             --
FI           Finland                 0.1%            4.0%             --              --              --
FR           France                  4.0%            5.7%            5.2%             --              --
GM           Germany                 6.9%            8.8%            1.9%             --              --
GR           Greece                   --              --              --             2.5%             --
HK           Hong Kong               0.1             1.6%            4.9%            5.5%             --
ID           Indonesia               0.1%             --              --             2.5%             --
IN           India                   0.1%             --              --             8.6%             --
IR           Ireland                 0.6%             --             5.9%             --              --
IS           Israel                   --              --            11.2%            4.8%             --
IT           Italy                   0.9%            5.0%            4.8%             --              --
JO           Jordan                   --              --              --             2.9%             --
JP           Japan                   3.7%           22.4%             --              --              --
MX           Mexico                  0.5%            1.7%             --            10.4%            1.4%
MY           Malaysia                0.1%             --              --              --              --
NL           Netherlands             2.1%            4.4%            4.5%             --              --
NO           Norway                   --             1.0%           14.3%             --              --
NZ           New Zealand             1.4%             --              --              --             0.1%
PH           Philippines             0.1%             --              --              --             1.2%
PO           Poland                   --              --              --             2.9%             --
PT           Portugal                0.2%             --             4.0%             --              --
RU           Russia                   --              --              --             1.1%             --
SA           South Africa             --             1.1%             --            13.4%             --
SG           Singapore               0.2%            0.9%             --             0.6%             --
SK           South Korea             0.3%            0.7%             --            10.8%            0.9%
SP           Spain                   1.5%            1.1%             --              --              --
SW           Sweden                  1.2%            1.0%            5.1%             --              --
SZ           Switzerland             1.6%            4.1%           17.5%             --              --
TH           Thailand                0.2%             --              --             8.4%             --
TW           Taiwan                  0.1%            1.1%             --             2.3%             --
UK           United Kingdom          6.7%           16.2%           14.2%             --              --
US           United States          62.5%            8.1%            4.2%           10.4%           93.7%
                                   -----           -----           -----           -----           -----
             Total                 100.0%          100.0%          100.0%          100.0%          100.0%
                                   =====           =====           =====           =====           =====

The Fremont Funds not listed above include 100% domestic securities in their respective portfolios.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                           FREMONT MUTUAL FUNDS, INC.
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                 International   International     Emerging
                                                      Global         Growth        Small Cap        Markets
                                                       Fund           Fund            Fund            Fund
                                                  ---------------------------------------------------------
Assets:
   Investments in securities at cost                $ 634,470       $ 34,460       $   8,697       $  9,600
                                                    =========       ========       =========       ========
   Investments in securities at value (Note 1)        675,298         39,908           8,576          9,585
   Cash                                                    --            175               1             --
   Dividends and interest receivable                    7,178            128              41             40
   Receivable for securities sold                      26,616            279              22             --
   Receivable from sale of fund shares                    207             26               1              5
   Unrealized appreciation on foreign
     currency contracts (Note 1)                        3,696            169              --             --
   Prepaid expense                                          5             --              --              8
   Unamortized organization costs (Note 3)                 --             --              --             --
                                                    ---------       --------       ---------       --------
      Total assets                                    713,000         40,685           8,641          9,638
                                                    ---------       --------       ---------       --------
Liabilities:
   Bank overdraft                                         406             --              --             --
   Payable for securities purchased                    40,974          1,675              --             --
   Payable to management company                           --             21               4              2
   Payable for fund shares redeemed                       451             --              --            437
   Variation margin payable                             1,123             --              --             --
   Unrealized depreciation on foreign
     currency contracts (Note 1)                        1,166            165              --             --
   Accrued expenses:
      Investment advisory, administrative
        and distribution fees                             410             45               9             10
      Other                                               113             --              --             --
                                                    ---------       --------       ---------       --------
      Total liabilities                                44,643          1,906              13            449
                                                    ---------       --------       ---------       --------
Net assets                                          $ 668,357       $ 38,779       $   8,628       $  9,189
                                                    =========       ========       =========       ========
Net assets consist of:
   Paid in capital                                  $ 582,106       $ 32,507       $  11,133       $ 15,563
   Undistributed net investment income (loss)          11,504            205              11             18
   Unrealized appreciation (depreciation)
     on investments                                    41,772          5,449            (121)           (15)
   Unrealized appreciation (depreciation)
     on foreign currency contracts and other
     assets and liabilities                             2,434             (1)             (1)            (4)
   Accumulated net realized gain (loss)                30,541            619          (2,394)        (6,373)
                                                    ---------       --------       ---------       --------
Net assets                                          $ 668,357       $ 38,779       $   8,628       $  9,189
                                                    =========       ========       =========       ========
Shares of capital stock outstanding                    45,892          3,423           1,172          1,346
                                                    =========       ========       =========       ========
Net asset value per share                           $   14.56       $  11.33       $    7.36       $   6.82
                                                    =========       ========       =========       ========

                                                       U.S.            U.S.                      Real Estate
                                                    Micro-Cap       Small Cap        Growth       Securities
                                                       Fund            Fund           Fund            Fund
                                                    -------------------------------------------------------
Assets:
   Investments in securities at cost                $ 165,481       $ 11,394       $ 114,774       $ 33,913
                                                    =========       ========       =========       ========
   Investments in securities at value (Note 1)        180,623         12,912         141,155         33,513
   Cash                                                   102             --              --             --
   Dividends and interest receivable                       34              7             132            112
   Receivable for securities sold                       3,616            194           6,255            622
   Receivable from sale of fund shares                    374              2             431            140
   Unrealized appreciation on foreign
     currency contracts (Note 1)                           --             --              --             --
   Prepaid expense                                         --             11               3             --
   Unamortized organization costs (Note 3)                 --             --              --              8
                                                    ---------       --------       ---------       --------
      Total assets                                    184,749         13,126         147,976         34,395
                                                    ---------       --------       ---------       --------
Liabilities:
   Bank overdraft                                          --             32           4,168             --
   Payable for securities purchased                     4,514            383           2,087          1,701
   Payable to management company                           --              3              --             38
   Payable for fund shares redeemed                     2,496             92             354            143
   Variation margin payable                                --             --             184             --
   Unrealized depreciation on foreign
     currency contracts (Note 1)                           --             --              --             --
   Accrued expenses:
      Investment advisory, administrative
        and distribution fees                             248             13              76             31
      Other                                                --             --              51             --
                                                    ---------       --------       ---------       --------
      Total liabilities                                 7,258            523           6,920          1,913
                                                    ---------       --------       ---------       --------
Net assets                                          $ 177,491       $ 12,603       $ 141,056       $ 32,482
                                                    =========       ========       =========       ========
Net assets consist of:
   Paid in capital                                  $ 141,104       $ 10,400       $ 100,897       $ 39,095
   Undistributed net investment income (loss)            (892)           (40)            569           (134)
   Unrealized appreciation (depreciation)
     on investments                                    15,142          1,518          26,759           (400)
   Unrealized appreciation (depreciation)
     on foreign currency contracts and other
     assets and liabilities                                --             --              --             --
   Accumulated net realized gain (loss)                22,137            725          12,831         (6,079)
                                                    ---------       --------       ---------       --------
Net assets                                          $ 177,491       $ 12,603       $ 141,056       $ 32,482
                                                    =========       ========       =========       ========
Shares of capital stock outstanding                     7,429          1,029           8,617          3,982
                                                    =========       ========       =========       ========
Net asset value per share                           $   23.89       $  12.24       $   16.37       $   8.16
                                                    =========       ========       =========       ========

The accompanying notes are an integral part of these financial statements.

FREMONT MUTUAL FUNDS   PAGES 52 AND 53

                           FREMONT MUTUAL FUNDS, INC.
                           APRIL 30, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES  (cont.)
(All numbers in thousands except net asset value per share)

                                                                                   California
                                                                                  Intermediate
                                                       Bond       Money Market      Tax-Free
                                                       Fund           Fund            Fund
                                                    ----------------------------------------
Assets:
   Investments in securities at cost                $ 293,319      $ 732,188       $  64,167
                                                    =========      =========       =========
   Investments in securities at value (Note 1)        294,012        732,188          67,875
   Cash                                                    --             --             107
   Dividends and interest receivable                    2,628          1,091             822
   Receivable for securities sold                      67,168             --              --
   Receivable from sale of fund shares                    790          1,039               4
   Unrealized appreciation on foreign
     currency contracts (Note 1)                           40             32              --
   Prepaid expense                                         31             --              --
                                                    ---------      ---------       ---------
      Total assets                                    364,669        734,350          68,808
                                                    ---------      ---------       ---------
Liabilities:
   Bank overdraft                                       3,244             --              --
   Liabilities for options written (Note 4)               111             --              --
   Dividends payable to shareholders                       34              6             205
   Payable for securities purchased                   134,918             --              --
   Payable to management company                            1             --               6
   Payable for fund shares redeemed                       277          5,214              --
   Variation margin payable                               210             --              --
   Unrealized depreciation on foreign currency
     contracts (Note 1)                                    57             --              --
   Accrued expenses:
      Investment advisory, administrative
        and distribution fees                              94            218              28
      Other                                                30             56              15
                                                    ---------      ---------       ---------
      Total liabilities                               138,976          5,494             254
                                                    ---------      ---------       ---------
Net assets                                          $ 225,693      $ 728,856       $  68,554
                                                    =========      =========       =========
Net assets consist of:
   Paid in capital                                  $ 228,073      $ 728,856       $  64,846
   Undistributed net investment income                     46             --              --
   Unrealized appreciation on investments                 673             --           3,708
   Unrealized depreciation on foreign currency
     contracts and other assets and liabilities           (17)            --              --
   Accumulated net realized loss                       (3,082)            --              --
                                                    ---------      ---------       ---------
Net assets                                          $ 225,693      $ 728,856       $  68,554
                                                    =========      =========       =========
Shares of capital stock outstanding                    22,492        728,856           6,148
                                                    =========      =========       =========
Net asset value per share                           $   10.03      $    1.00       $   11.15
                                                    =========      =========       =========

      The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                      This page left blank intentionally.

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MUTUAL FUNDS, INC.
                  SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS
(All numbers in thousands)

                                                                     International   International     Emerging
                                                         Global          Growth        Small Cap        Markets
                                                          Fund            Fund            Fund            Fund
                                                       ---------------------------------------------------------
Investment Income:
   Interest                                            $  10,820       $      18       $      12       $      19
   Dividends                                               1,618             287              52              60
                                                       ---------       ---------       ---------       ---------
      Total income*                                       12,438             305              64              79
                                                       ---------       ---------       ---------       ---------
Expenses:
   Investment advisory and
     administrative fees (Note 2)                          2,388             245              52              47
   Shareholder servicing fees                                 60              --              11              14
   Custody fees                                              110              28               2              12
   Distribution fees (Note 2)                                 --              53              --              10
   Accounting fees                                            93              13               7               8
   Audit and legal fees                                       19              12              12              13
   Directors' fees (Note 2)                                    2               2               2               2
   Registration fees                                          16               7               9               6
   Reports to shareholders                                    17               2               2               4
   Other                                                      22               2               1               5
                                                       ---------       ---------       ---------       ---------
      Total expenses before reductions                     2,727             364              98             121
      Earned credits (Note 2)                                 (2)             --              --              --
      Expenses waived and/or
        reimbursed by Advisor (Note 2)                        --             (44)            (43)            (60)
                                                       ---------       ---------       ---------       ---------
         Total net expenses                                2,725             320              55              61
                                                       ---------       ---------       ---------       ---------
            Net investment income (loss)                   9,713             (15)              9              18
                                                       ---------       ---------       ---------       ---------
Realized and unrealized gain
  (loss) from investments
   and foreign currency:
   Net realized gain (loss) from:
      Investments                                         41,491             909            (253)         (1,348)
      Foreign currency transactions                       (4,512)           (287)            (15)             (6)
   Net unrealized appreciation (depreciation) on:
      Investments                                         12,245           6,928           1,036           2,562
      Translation of assets and liabilities
        in foreign currencies                             13,554             302              (2)             (7)
                                                       ---------       ---------       ---------       ---------
         Net realized and unrealized gain
           from investments
            and foreign currency                          62,778           7,852             766           1,201
                                                       ---------       ---------       ---------       ---------
            Net increase in net assets
              resulting from operations                $  72,491       $   7,837       $     775       $   1,219
                                                       =========       =========       =========       =========

                                                          U.S.            U.S.                       Real Estate
                                                       Micro-Cap       Small Cap         Growth       Securities
                                                          Fund            Fund            Fund            Fund
                                                       ---------------------------------------------------------
Investment Income:
   Interest                                            $     512       $      29       $     711       $      53
   Dividends                                                  40               4             754             897
                                                       ---------       ---------       ---------       ---------
      Total income*                                          552              33           1,465             950
                                                       ---------       ---------       ---------       ---------
Expenses:
   Investment advisory and
     administrative fees (Note 2)                          1,444              56             506             157
   Shareholder servicing fees                                 --              12              57              22
   Custody fees                                               --               7              10               7
   Distribution fees (Note 2)                                 --              12              --              39
   Accounting fees                                            --               6              19               8
   Audit and legal fees                                       --               9              10              10
   Directors' fees (Note 2)                                   --               2               2               2
   Registration fees                                          --              --               9              11
   Reports to shareholders                                    --               2              15              15
   Other                                                      --               8              12              --
                                                       ---------       ---------       ---------       ---------
      Total expenses before reductions                     1,444             114             640             271
      Earned credits (Note 2)                                 --              --              (2)             --
      Expenses waived and/or
        reimbursed by Advisor (Note 2)                        --             (41)             --             (35)
                                                       ---------       ---------       ---------       ---------
         Total net expenses                                1,444              73             638             236
                                                       ---------       ---------       ---------       ---------
            Net investment income (loss)                    (892)            (40)            827             714
                                                       ---------       ---------       ---------       ---------
Realized and unrealized gain
  (loss) from investments
   and foreign currency:
   Net realized gain (loss) from:
      Investments                                         28,330           1,590          14,459          (1,880)
      Foreign currency transactions                           --              --              --              --
   Net unrealized appreciation (depreciation) on:
      Investments                                         27,699           1,386          14,096           2,796
      Translation of assets and liabilities
        in foreign currencies                                 --              --              --              --
                                                       ---------       ---------       ---------       ---------
         Net realized and unrealized gain
           from investments
            and foreign currency                          56,029           2,976          28,555             916
                                                       ---------       ---------       ---------       ---------
            Net increase in net assets
              resulting from operations                $  55,137       $   2,936       $  29,382       $   1,630
                                                       =========       =========       =========       =========

*Net of foreign taxes withheld of $104 for the Global Fund, $36 for the International Growth Fund, $7 for the International Small Cap Fund and $3 for the Emerging Markets Fund.

The accompanying notes are an integral part of these financial statements.

FREMONT MUTUAL FUNDS  PAGES 56 AND 57

                           FREMONT MUTUAL FUNDS, INC.
                  SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS (CONT.)
(All numbers in thousands)

                                                                                       California
                                                                                      Intermediate
                                                          Bond        Money Market      Tax-Free
                                                          Fund            Fund            Fund
                                                       ---------       ---------       ---------
Investment Income:
   Interest                                            $   6,943       $  18,494       $   1,667
                                                       ---------       ---------       ---------
      Total income                                         6,943          18,494           1,667
                                                       ---------       ---------       ---------
Expenses:
   Investment advisory and
     administrative fees (Note 2)                            594           1,286             170
   Shareholder servicing fees                                 28              61               8
   Custody fees                                               15              25               3
   Accounting fees                                            31              75              10
   Audit and legal fees                                       10              10               9
   Directors' fees (Note 2)                                    2               2               1
   Registration fees                                          10              26               1
   Reports to shareholders                                     7              10              --
   Other                                                      --              33              --
                                                       ---------       ---------       ---------
      Total expenses before reductions                       697           1,528             202
      Earned credits (Note 2)                                 (2)             (2)             --
      Expenses waived and/or reimbursed
        by Advisor (Note 2)                                  (89)           (357)            (46)
                                                       ---------       ---------       ---------
         Total net expenses                                  606           1,169             156
                                                       ---------       ---------       ---------
            Net investment income                          6,337          17,325           1,511
                                                       ---------       ---------       ---------
Realized and unrealized gain (loss)
  from investments
   and foreign currency:
   Net realized gain (loss) from:
      Investments                                         (1,453)             --              --
      Transactions in written options                         28              --              --
      Foreign currency transactions                         (178)             --              --
   Net unrealized appreciation (depreciation) on:
      Investments                                         (3,390)             --            (556)
      Translation of assets and liabilities
        in foreign currencies                                144              --              --
                                                       ---------       ---------       ---------
         Net realized and unrealized
           loss from investments
            and foreign currency                          (4,849)             --            (556)
                                                       ---------       ---------       ---------
            Net increase in net assets
              resulting from operations                $   1,488       $  17,325       $     955
                                                       =========       =========       =========

      The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

This page left blank intentionally.

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                                 APRIL 30, 1999

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended April 30, 1999 (Unaudited) and the Year Ended October 31, 1998
(All numbers in thousands)

                                                           Global               International Growth       International Small Cap
                                                            Fund                        Fund                        Fund
                                                   -----------------------     -----------------------     -----------------------
                                                    4/30/99       10/31/98      4/30/99       10/31/98      4/30/99       10/31/98
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                  $   9,713     $  18,836     $     (15)    $     215     $       9     $      57
     Net realized gain (loss) from investments
       and transactions in written options            41,491        38,842           909         3,620          (253)       (1,915)
     Net realized gain (loss) from
       foreign currency transactions                  (4,512)          560          (287)           83           (15)          (52)
     Net unrealized appreciation (depreciation)
       on investments                                 12,245       (24,416)        6,928        (3,717)        1,036           513
     Net unrealized appreciation (depreciation)
       on translation of ssets and liabilities
       in foreign currencies                          13,554        (9,032)          302          (301)           (2)           (2)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
         Net increase (decrease) in net assets
           from operations                            72,491        24,790         7,837          (100)          775        (1,399)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   Distributions to shareholders from:
     Net investment income                            (8,685)      (11,426)          (38)           --           (10)         (210)
     Net realized gains                              (41,632)      (13,937)       (3,613)         (390)           --           (77)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
         Total distributions to shareholders         (50,317)       25,363        (3,651)         (390)          (10)         (287)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   From capital share transactions:
     Proceeds from shares sold                       115,639       357,906        41,485        37,746         4,798         6,320
     Payments for shares redeemed                   (149,861      (416,588)      (49,432)      (34,395)       (2,639)       (7,741)
     Reinvested dividends                             49,240        24,673           917           389            10           267
                                                   ---------     ---------     ---------     ---------     ---------     ---------
         Net increase (decrease) in net assets
           from capital share transactions            15,018        34,009        (7,030)        3,470         2,169        (1,154)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
     Net increase (decrease) in net assets            37,192       (34,582)       (2,844)        2,980         2,934        (2,840)

Net assets at beginning of period                    631,165       665,747        41,623        38,643         5,694         8,534
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net assets at end of period                        $ 668,357     $ 631,165     $  38,779     $  41,623     $   8,628     $   5,694
                                                   =========     =========     =========     =========     =========     =========
Undistributed net investment income (loss)
  included in net assets, end of period            $  11,504     $  10,476     $     205     $     257     $      11     $      12
                                                   =========     =========     =========     =========     =========     =========
Capital transactions in shares:
   Sold                                                8,040        25,153         3,935         3,452           676           863
   Redeemed                                          (10,414)      (29,228)       (4,633)       (3,190)         (371)       (1,073)
   Reinvested dividends                                3,597         1,721            94            40             2            38
                                                   ---------     ---------     ---------     ---------     ---------     ---------
      Net increase (decrease) from capital
        share transactions                             1,223         2,354          (604)          302           307          (172)
                                                   =========     =========     =========     =========     =========     =========


                                                      Emerging Markets             U.S. Micro-Cap             U.S. Small Cap
                                                            Fund                        Fund                        Fund
                                                   -----------------------     -----------------------     -----------------------
                                                    4/30/99       10/31/98      4/30/99       10/31/98      4/30/99       10/31/98
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                  $      18     $     133     $    (892)    $  (1,803)    $     (40)    $     (33)
     Net realized gain (loss) from investments
       and transactions in written options            (1,348)       (4,995)       28,330        (6,096)        1,590          (865)
     Net realized gain (loss) from
       foreign currency transactions                      (6)         (180)           --            --            --            --
     Net unrealized appreciation (depreciation)
       on investments                                  2,562        (1,181)       27,699       (24,169)        1,386           379
     Net unrealized appreciation (depreciation)
       on translation of ssets and liabilities
       in foreign currencies                              (7)           12            --            --            --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
         Net increase (decrease) in net assets
           from operations                             1,219        (6,211)       55,137       (32,068)        2,936          (519)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   Distributions to shareholders from:
     Net investment income                                --            --            --            --            --            (2)
     Net realized gains                                   --          (179)           --        (8,525)           --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
         Total distributions to shareholders              --          (179)           --        (8,525)           --            (2)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
   From capital share transactions:
     Proceeds from shares sold                         3,425        12,790       147,912       209,089         5,556         6,554
     Payments for shares redeemed                     (4,197)      (10,012)     (145,574)     (227,375)       (3,256)       (4,018)
     Reinvested dividends                                 --           179            --         7,388            --             2
                                                   ---------     ---------     ---------     ---------     ---------     ---------
         Net increase (decrease) in net assets
           from capital share transactions              (772)        2,957         2,338       (10,898)        2,300         2,538
                                                   ---------     ---------     ---------     ---------     ---------     ---------
     Net increase (decrease) in net assets               447        (3,433)       57,475       (51,491)        5,236         2,017

Net assets at beginning of period                      8,742        12,175       120,016       171,507         7,367         5,350
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net assets at end of period                        $   9,189     $   8,742     $ 177,491     $ 120,016     $  12,603     $   7,367
                                                   =========     =========     =========     =========     =========     =========
Undistributed net investment income (loss)
  included in net assets, end of period            $      19     $      --     $    (892)    $      --     $     (40)    $      --
                                                   =========     =========     =========     =========     =========     =========
Capital transactions in shares:
   Sold                                                  554         1,570         6,971        10,749           493           672
   Redeemed                                             (691)       (1,377)       (6,886)      (11,337)         (294)         (401)
   Reinvested dividends                                   --            19            --           374            --            --
                                                   ---------     ---------     ---------     ---------     ---------     ---------
      Net increase (decrease) from capital
        share transactions                              (137)          212            85          (214)          199           271
                                                   =========     =========     =========     =========     =========     =========

The accompanying notes are an integral part of these financial statements.

FREMONT MUTUAL FUNDS  PAGES 60 AND 61

                           FREMONT MUTUAL FUNDS, INC.
                                 APRIL 30, 1999

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended April 30, 1999 (Unaudited) and the Year Ended October 31, 1998
(All numbers in thousands)

                                                          Growth              Real Estate Securities               Bond
                                                           Fund                        Fund                        Fund
                                                 -------------------------   -------------------------   -------------------------
                                                   4/30/99       10/31/98      4/30/99       10/31/98      4/30/99       10/31/98
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets:
   From operations:
     Net investment income                       $       827   $     2,043   $       714   $       788   $     6,337   $     8,053
     Net realized gain (loss) from investments
       and transactions in written options            14,459        19,371        (1,880)       (4,253)       (1,425)        4,415
     Net realized gain (loss) from
       foreign currency transactions                      --            --            --            --          (178)          518
     Net unrealized appreciation (depreciation)
       on investments                                 14,096       (10,948)        2,796        (3,196)       (3,390)        1,035
     Net unrealized appreciation (depreciation)
       on translation of assets and liabilities
       in foreign currencies                              --            --            --            --           144          (148)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
         Net increase (decrease) in net
           assets from operations                     29,382        10,466         1,630        (6,661)        1,488        13,873
                                                 -----------   -----------   -----------   -----------   -----------   -----------
   Distributions to shareholders from:
     Net investment income                              (557)       (1,813)       (1,023)         (572)       (6,548)       (8,128)
     Net realized gains                              (21,146)       (3,057)           --            --        (3,911)       (2,852)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
         Total distributions to shareholders         (21,703)       (4,870)       (1,023)         (572)      (10,459)      (10,980)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
   From capital share transactions:
     Proceeds from shares sold                       134,319       150,855         8,659        48,481       102,111       234,884
     Payments for shares redeemed                   (171,507)     (149,496)      (11,170)       (8,253)     (105,696)     (110,815)
     Reinvested dividends                             11,190         4,779           904           487        10,248        10,737
                                                 -----------   -----------   -----------   -----------   -----------   -----------
         Net increase (decrease) in net assets
           from capital share transactions           (25,998)        6,138        (1,607)       40,715         6,663       134,806
                                                 -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in net assets           (18,319)       11,734        (1,000)       33,482        (2,308)      137,699
Net assets at beginning of period                    159,375       147,641        33,482            --       228,001        90,302
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net assets at end of period                      $   141,056   $   159,375   $    32,482   $    33,482   $   225,693   $   228,001
                                                 ===========   ===========   ===========   ===========   ===========   ===========
Undistributed net investment income (loss)
  included in net assets, end of period          $       569   $       299   $      (134)  $       216   $        46   $       257
                                                 ===========   ===========   ===========   ===========   ===========   ===========
Capital transactions in shares:
   Sold                                                8,471         9,485         1,099         5,047        10,017        22,744
   Redeemed                                          (10,873)       (9,426)       (1,428)         (915)      (10,372)      (10,770)
   Reinvested dividends                                  778           314           117            62         1,006         1,043
                                                 -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) from
        capital share transactions                    (1,624)          373          (212)        4,194           651        13,017
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                                                       Money Market           California Intermediate
                                                           Fund                    Tax-Free Fund
                                                 -------------------------   -------------------------
                                                   4/30/99       10/31/98      4/30/99       10/31/98
                                                 -----------   -----------   -----------   -----------
Increase (decrease) in net assets:
   From operations:
     Net investment income                       $    17,325   $    28,765   $     1,511   $     2,981
     Net realized gain (loss) from investments
       and transactions in written options                --            --            --            19
     Net realized gain (loss) from
       foreign currency transactions                      --            --            --            --
     Net unrealized appreciation (depreciation)
       on investments                                     --            --          (556)        1,520
     Net unrealized appreciation (depreciation)
       on translation of assets and liabilities
       in foreign currencies                              --            --            --            --
                                                 -----------   -----------   -----------   -----------
         Net increase (decrease) in net
           assets from operations                     17,325        28,765           955         4,520
                                                 -----------   -----------   -----------   -----------
   Distributions to shareholders from:
     Net investment income                           (17,325)      (28,765)       (1,511)       (2,981)
     Net realized gains                                   --            --           (19)          (29)
                                                 -----------   -----------   -----------   -----------
         Total distributions to shareholders         (17,325)      (28,765)       (1,530)       (3,010)
                                                 -----------   -----------   -----------   -----------
   From capital share transactions:
     Proceeds from shares sold                       754,829     1,514,353         5,931         4,170
     Payments for shares redeemed                   (760,656)   (1,258,495)       (1,095)       (8,717)
     Reinvested dividends                             17,392        28,281           281         2,739
                                                 -----------   -----------   -----------   -----------
         Net increase (decrease) in net assets
           from capital share transactions            11,565       284,139         5,117        (1,808)
                                                 -----------   -----------   -----------   -----------
     Net increase (decrease) in net assets            11,565       284,139         4,542          (298)
Net assets at beginning of period                    717,291       433,152        64,011        64,309
                                                 -----------   -----------   -----------   -----------
Net assets at end of period                      $   728,856   $   717,291   $    68,553   $    64,011
                                                 ===========   ===========   ===========   ===========
Undistributed net investment income (loss)
  included in net assets, end of period          $        --   $        --   $        --   $        --
                                                 ===========   ===========   ===========   ===========
Capital transactions in shares:
   Sold                                              754,829     1,514,353           530           376
   Redeemed                                         (760,656)   (1,258,495)          (98)         (783)
   Reinvested dividends                               17,392        28,281            25           247
                                                 -----------   -----------   -----------   -----------
      Net increase (decrease) from
        capital share transactions                    11,565       284,139           457          (160)
                                                 ===========   ===========   ===========   ===========

#Period from December 31, 1997 (commencement of operations) to October 31, 1998.

The accompanying notes are an integral part of these financial statements.

FREMONT MUTUAL FUNDS  PAGES 62 AND 63

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - APRIL 30, 1999

GLOBAL FUND
                                                    (Unaudited)                             Year Ended October 31
                                                 Six Months Ended  -------------------------------------------------------------
                                                  April 30, 1999      1998         1997         1996         1995         1994
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $   14.13     $   14.16    $   15.11    $   14.24    $   13.13    $   13.17
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income                                .21           .34          .45          .39          .40          .26
      Net realized and unrealized gain (loss)             1.39           .17         1.31         1.49         1.24         (.03)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                      1.60           .51         1.76         1.88         1.64          .23
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.20)         (.25)        (.52)        (.44)        (.50)        (.14)
      From net realized gains                             (.97)         (.29)       (2.19)        (.57)        (.03)        (.13)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                             (1.17)         (.54)       (2.71)       (1.01)        (.53)        (.27)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $   14.56     $   14.13    $   14.16    $   15.11    $   14.24    $   13.13
                                                     =========     =========    =========    =========    =========    =========

Total Return                                             11.94%         3.62%       13.01%       13.72%       12.78%        1.74%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $ 668,357     $ 631,165    $ 665,747    $ 572,150    $ 482,355    $ 453,623
   Ratio of expenses to average net assets                 .86%*         .85%         .85%         .87%         .88%         .95%
   Ratio of net investment income
     to average net assets                                3.05%*        2.80%        2.66%        2.66%        2.98%        2.47%
   Portfolio turnover rate                                  59%           75%          48%          71%          83%          52%

For footnote references, see "Notes to Financial Highlights" on page 71.

INTERNATIONAL GROWTH FUND

                                                    (Unaudited)                 Year Ended October 31                 Period from
                                                 Six Months Ended  ------------------------------------------------    3/1/94 to
                                                  April 30, 1999      1998         1997         1996         1995       10/31/94
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period              $   10.34     $   10.37    $   10.40    $    9.72    $    9.79    $    9.57
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income (loss)                         .01           .05          .02         (.02)         .10          .02
      Net realized and unrealized gain (loss)             1.90           .03         (.02)         .71         (.09)         .20
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                      1.91           .08           --          .69          .01          .22
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.01)           --           --         (.01)        (.08)          --
      From net realized gains                             (.91)         (.11)        (.03)          --           --           --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                              (.92)         (.11)        (.03)        (.01)        (.08)          --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $   11.33     $   10.34    $   10.37    $   10.40    $    9.72    $    9.79
                                                     =========     =========    =========    =========    =========    =========

Total Return                                             19.85%1         .80%1      -0.01%        7.07%        0.13%        2.30%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $  38,779     $  41,623    $  38,643    $  35,273    $  32,156    $  29,725
   Ratio of net expenses to average net assets2           1.50%*        1.50%        1.50%        1.50%        1.50%        1.50%*
   Ratio of gross expenses to
     average net assets2                                  1.71%*        1.65%          --           --           --           --
   Ratio of net investment income (loss)
     to average net assets                                -.07%*         .53%         .34%        -.20%        1.19%         .35%*
   Portfolio turnover rate                                  34%          106%          95%          74%          32%          30%

For footnote references, see "Notes to Financial Highlights" on page 71.

      The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - APRIL 30, 1999

INTERNATIONAL SMALL CAP FUND
                                                    (Unaudited)                  Year Ended October 31               Period from
                                                 Six Months Ended  ------------------------------------------------   6/30/94 to
                                                  April 30, 1999      1998         1997         1996         1995      10/31/94
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $    6.58     $    8.23    $   10.15    $    9.00    $    9.86    $   10.00
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income (loss)                         .01           .04          .14          .14          .10         (.01)
      Net realized and unrealized gain (loss)              .78         (1.40)       (1.58)        1.08         (.88)        (.13)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                       .79         (1.36)       (1.44)        1.22         (.78)        (.14)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.01)         (.21)        (.21)        (.07)        (.08)          --
      From net realized gains                               --          (.08)        (.27)          --           --           --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                              (.01)         (.29)        (.48)        (.07)        (.08)          --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $    7.36     $    6.58    $    8.23    $   10.15    $    9.00    $    9.86
                                                     =========     =========    =========    =========    =========    =========

Total Return                                             12.04%1      -16.76%1     -14.56%       13.69%1      -7.96%1      -1.40%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $   8,628     $   5,694    $   8,534    $   9,214    $   4,245    $   1,768
   Ratio of net expenses to average net assets2,3         1.50%*        1.50%        1.50%        1.81%        2.06%        2.50%*
   Ratio of gross expenses to average net assets2,3       2.67%*        2.55%        1.50%        2.50%        2.50%        2.50%*
   Ratio of net investment income (loss)
     to average net assets                                 .25%*         .91%        1.97%        1.61%        1.67%       -0.28%*
   Portfolio turnover rate                                  18%          148%          56%          74%          96%          --

For footnote references, see "Notes to Financial Highlights" on page 71.

EMERGING MARKETS FUND
                                                   (Unaudited)     Year Ended October 31   Period from
                                                 Six Months Ended  ----------------------   6/24/96 to
                                                  April 30, 1999      1998         1997      10/31/96
                                                  --------------   ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $    5.89     $    9.58    $    9.62    $   10.00
                                                     ---------     ---------    ---------    ---------
   Income from Investment Operations
      Net investment income                                 --           .09          .17          .10
      Net realized and unrealized gain (loss)              .93         (3.64)        1.03         (.41)
                                                     ---------     ---------    ---------    ---------
         Total investment operations                       .93         (3.55)        1.20         (.31)
                                                     ---------     ---------    ---------    ---------
   Less Distributions
      From net investment income                            --            --         (.06)        (.07)
      From net realized gains                               --          (.14)       (1.18)          --
                                                     ---------     ---------    ---------    ---------
         Total distributions                                --          (.14)       (1.24)        (.07)
                                                     ---------     ---------    ---------    ---------
   Net asset value, end of period                    $    6.82     $    5.89    $    9.58    $    9.62
                                                     =========     =========    =========    =========
Total Return1                                            15.79%       -37.59%       12.55%       -3.12%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $   9,189     $   8,742    $  12,175    $   3,772
   Ratio of net expenses to average net assets2           1.50%*        1.50%         .26%          --
   Ratio of gross expenses to average net assets2         2.98%*        2.34%        2.63%        4.95%*
   Ratio of net investment income to
     average net assets                                    .45%*         .99%        2.04%        3.32%*
   Portfolio turnover rate                                  32%          135%         208%           7%

For footnote references, see "Notes to Financial Highlights" on page 71.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - APRIL 30, 1999

U.S. MICRO-CAP FUND
                                                    (Unaudited)                  Year Ended October 31               Period from
                                                 Six Months Ended  ------------------------------------------------   6/30/94 to
                                                  April 30, 1999      1998         1997         1996         1995      10/31/94
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $   16.34     $   22.69    $   19.63    $   14.34    $   10.34    $   10.00
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income (loss)                        (.12)         (.25)        (.10)        (.04)        (.05)         .02
      Net realized and unrealized gain (loss)             7.67         (4.86)        5.60         5.83         4.05          .34
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                      7.55         (5.11)        5.50         5.79         4.00          .36
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                            --            --           --           --           --         (.02)
      From net realized gains                               --         (1.24)       (2.44)        (.50)          --           --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                                --         (1.24)       (2.44)        (.50)          --         (.02)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $   23.89     $   16.34    $   22.69    $   19.63    $   14.34    $   10.34
                                                     =========     =========    =========    =========    =========    =========

Total Return                                             46.21%       -23.45%       28.80%1      41.46%1      38.68%1       3.60%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $ 177,491     $ 120,016    $ 171,507    $ 102,481    $   7,792    $   2,052
   Ratio of net expenses to average net assets4           1.93%*        1.94%        1.88%        1.96%        2.04%        2.50%*
   Ratio of gross expenses to average net assets4         1.93%*        1.94%        1.90%        2.22%        2.50%        2.50%*
   Ratio of net investment income (loss)
     to average net assets                               -1.19%*       -1.22%        -.67%        -.51%        -.67%         .68%*
   Portfolio turnover rate                                 103%          170%         125%          81%         144%          44%

For footnote references, see "Notes to Financial Highlights" on page 71.

U.S. SMALL CAP FUND
                                                   (Unaudited)     Year Ended  Period from
                                                 Six Months Ended  October 31,  9/24/97 to
                                                  April 30, 1999      1998      10/31/97
                                                  --------------   ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $    8.87     $    9.57    $   10.00
                                                     ---------     ---------    ---------
   Income from Investment Operations
      Net investment income (loss)                        (.04)         (.04)         .02
      Net realized and unrealized gain (loss)             3.41          (.66)        (.42)
                                                     ---------     ---------    ---------
         Total investment operations                      3.37          (.70)        (.40)
                                                     ---------     ---------    ---------
   Less Distributions
      From net investment income                            --           --5         (.02)
      From net realized gains                               --           --5         (.01)
                                                     ---------     ---------    ---------
         Total distributions                                --           --5         (.03)
                                                     ---------     ---------    ---------
   Net asset value, end of period                    $   12.24     $    8.87    $    9.57
                                                     =========     =========    =========

Total Return1                                            37.99%        -7.29%       -4.06%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $  12,603     $   7,367    $   5,350
   Ratio of net expenses to average net assets2           1.50%*        1.50%        1.50%*
   Ratio of gross expenses to average net assets2         2.34%*        2.85%        3.32%*
   Ratio of net investment income (loss)
     to average net assets                                -.82%*        -.52%        1.81%*
   Portfolio turnover rate                                 105%          273%           8%

For footnote references, see "Notes to Financial Highlights" on page 71.

      The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - APRIL 30, 1999

GROWTH FUND
                                                   (Unaudited)                         Year Ended October 31
                                                 Six Months Ended  -------------------------------------------------------------
                                                  April 30, 1999      1998         1997         1996         1995         1994
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $   15.56     $   14.96    $   15.02    $   13.06    $   10.46    $   11.25
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income                                .21           .20          .20          .10          .13          .21
      Net realized and unrealized gain (loss)             2.80           .87         3.43         2.65         2.74         (.02)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                      3.01          1.07         3.63         2.75         2.87          .19
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.06)         (.17)        (.22)        (.08)        (.17)        (.18)
      From net realized gains                            (2.14)         (.30)       (3.47)        (.71)        (.10)        (.80)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                             (2.20)         (.47)       (3.69)        (.79)        (.27)        (.98)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $   16.37     $   15.56    $   14.96    $   15.02    $   13.06    $   10.46
                                                     =========     =========    =========    =========    =========    =========

Total Return                                             21.33%         7.30%       29.26%       22.06%       28.12%1       1.72%1

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $ 141,056     $ 159,375    $ 147,641    $  78,624    $  59,632    $  27,244
   Ratio of net expenses to average net assets6            .82%*         .82%         .85%         .92%         .97%         .94%
   Ratio of gross expenses to average net assets6          .82%*         .82%         .85%         .92%        1.01%        1.08%
   Ratio of net investment income
     to average net assets                                1.07%*        1.25%        1.44%         .75%        1.02%        1.31%
   Portfolio turnover rate                                  34%          111%          48%         129%         108%          55%

For footnote references, see "Notes to Financial Highlights" on page 71.

REAL ESTATE SECURITIES FUND
                                                  (Unaudited)     Period from
                                               Six Months Ended   12/31/97 to
                                                April 30, 1999  October 31, 1998
                                                --------------  ----------------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period            $    7.98       $   10.00
                                                   ---------       ---------
   Income from Investment Operations
      Net investment income (loss)                       .18             .19
      Net realized and unrealized gain (loss)            .26           (2.07)
                                                   ---------       ---------
         Total investment operations                     .44           (1.88)
                                                   ---------       ---------
   Less Distributions
      From net investment income                        (.26)           (.14)
      From net realized gains                             --              --
                                                   ---------       ---------
         Total distributions                            (.26)           (.14)
                                                   ---------       ---------
   Net asset value, end of period                  $    8.16       $    7.98
                                                   =========       =========

Total Return1                                           5.73%         -18.78%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)        $  32,482       $  33,482
   Ratio of net expenses to average net assets2         1.50%*          1.09%*
   Ratio of gross expenses to average net assets2       1.72%*          1.80%*
   Ratio of net investment income (loss)
     to average net assets                              4.55%*          4.10%*
   Portfolio turnover rate                               100%            196%

For footnote references, see "Notes to Financial Highlights" on page 71.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - APRIL 30, 1999

BOND FUND
                                                   (Unaudited)                          Year Ended October 31
                                                 Six Months Ended  -------------------------------------------------------------
                                                  April 30, 1999      1998         1997         1996         1995         1994
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $   10.44     $   10.23    $    9.99    $   10.13    $    9.29    $   10.27
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income                                .30           .60          .67          .67          .65          .53
      Net realized and unrealized gain (loss)             (.22)          .41          .25          .11          .83         (.98)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                       .08          1.01          .92          .78         1.48         (.45)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.31)         (.62)        (.66)        (.70)        (.64)        (.53)
      From net realized gains                             (.18)         (.18)        (.02)        (.22)          --           --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                              (.49)         (.80)        (.68)        (.92)        (.64)        (.53)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $   10.03     $   10.44    $   10.23    $    9.99    $   10.13    $    9.29
                                                     =========     =========    =========    =========    =========    =========

Total Return1                                              .78%        10.31%        9.54%        8.18%       16.49%       -4.42%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $ 225,693     $ 228,001    $  90,302    $  70,577    $  86,343    $  64,244
   Ratio of net expenses to average net assets2,8         .56%*          .60%         .61%         .68%         .60%         .66%
   Ratio of gross expenses to average net assets2,8        .64%*         .72%         .76%         .83%         .75%        1.04%
   Ratio of net investment income
     to average net assets                                5.87%*        5.92%        6.40%        6.82%        6.69%        5.76%
   Portfolio turnover rate                                 138%          256%         191%         154%          21%         205%

For footnote references, see "Notes to Financial Highlights" on page 71.

MONEY MARKET FUND
                                                   (Unaudited)                         Year Ended October 31
                                                 Six Months Ended  -------------------------------------------------------------
                                                  April 30, 1999      1998         1997         1996         1995         1994
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $    1.00     $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income                                .02           .05          .05          .05          .06          .03
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                       .02           .05          .05          .05          .06          .03
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.02)         (.05)        (.05)        (.05)        (.06)        (.03)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
      Total distributions                                 (.02)         (.05)        (.05)        (.05)        (.06)        (.03)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $    1.00     $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                     =========     =========    =========    =========    =========    =========

Total Return1                                             2.41%         5.45%        5.39%        5.34%        5.84%        3.49%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $ 728,856     $ 717,291    $ 433,152    $ 329,652    $ 299,312    $ 224,439
   Ratio of net expenses to average net assets2            .32%*         .29%         .30%         .31%         .30%         .46%
   Ratio of gross expenses to average net assets2          .43%*         .44%         .45%         .46%         .45%         .61%
   Ratio of net investment income
     to average net assets                                4.80%*        5.33%        5.26%        5.22%        5.70%        4.02%

For footnote references, see "Notes to Financial Highlights" on page 71.

      The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     FINANCIAL HIGHLIGHTS - APRIL 30, 1999

CALIFORNIA INTERMEDIATE TAX-FREE FUND
                                                    (Unaudited)                     Year Ended October 31, 1999
                                                 Six Months Ended  -------------------------------------------------------------
                                                  April 30, 1999      1998         1997         1996         1995         1994
                                                  --------------   ---------    ---------    ---------    ---------    ---------
Selected Per Share Data
 for one share outstanding during the period
   Net asset value, beginning of period              $   11.25     $   10.99    $   10.80    $   10.86    $   10.13    $   11.10
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Income from Investment Operations
      Net investment income                                .25           .51          .51          .52          .53          .53
      Net realized and unrealized gain (loss)             (.10)          .26          .20         (.03)         .73         (.97)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total investment operations                       .15           .77          .71          .49         1.26         (.44)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Less Distributions
      From net investment income                          (.25)         (.51)        (.51)        (.52)        (.53)        (.53)
      From net realized gains                               --            --         (.01)        (.03)          --           --
                                                     ---------     ---------    ---------    ---------    ---------    ---------
         Total distributions                              (.25)         (.51)        (.52)        (.55)        (.53)        (.53)
                                                     ---------     ---------    ---------    ---------    ---------    ---------
   Net asset value, end of period                    $   11.15     $   11.25    $   10.99    $   10.80    $   10.86    $   10.13
                                                     =========     =========    =========    =========    =========    =========

Total Return1                                             1.36%         7.16%        6.75%        4.63%       12.77%       -3.94%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)          $  68,554     $  64,011    $  64,309    $  51,156    $  50,313    $  58,305
   Ratio of net expenses to average net assets2            .47%*         .47%         .49%         .51%         .50%         .51%
   Ratio of gross expenses to average net assets2          .65%*         .67%         .69%         .73%         .72%         .71%
   Ratio of net investment income
     to average net assets                                4.48%*        4.55%        4.72%        4.86%        5.08%        4.94%
   Portfolio turnover rate                                   2%            9%           6%           6%          18%          21%

For footnote references, see "Notes to Financial Highlights" below.

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL HIGHLIGHTS
                                 APRIL 30, 1999

The following notes are being used as referenced items in the Financial Highlights of the Funds presented on pages 64 through 69:

   1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.

   2  See Note 2 of "Notes to Financial Statements."

   3 Management fees were voluntarily waived from February 1, 1995 to October 31, 1996.

   4 Management fees were voluntarily waived from February 1, 1995 to January 8, 1997.

   5  Distributions are less than $0.01 per share.

   6 Administrative fees were voluntarily waived from August 14, 1992 to March 31, 1995.

   7 Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

   8 Administrative fees were voluntarily waived in its entirety prior to March 1, 1998.

   *  Annualized

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

   Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series, eleven of which are covered by this report:

   o  the GLOBAL FUND
   o  the INTERNATIONAL GROWTH FUND
   o  the INTERNATIONAL SMALL CAP FUND
   o  the EMERGING MARKETS FUND
   o  the U.S. MICRO-CAP FUND
   o  the U.S. SMALL CAP FUND
   o  the GROWTH FUND
   o  the REAL ESTATE SECURITIES FUND
   o  the BOND FUND
   o  the MONEY MARKET FUND
   o  the CALIFORNIA INTERMEDIATE TAX-FREE FUND
      (the California Intermediate Tax-Free Fund is available only to residents of Arizona, California, Colorado, Nevada, New Mexico, Oregon, Texas, Utah and Washington)

   Each of the Funds maintains a totally separate investment portfolio. Significant accounting policies followed by the Funds are in conformity with generally accepted accounting principles for investment companies and are summarized below.

A. Security Valuation

   Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price where no closing value is available.

   Securities in the Money Market Fund have a remaining maturity of not more than 397 days and its entire portfolio has a weighted average maturity of not more than 90 days. As such, all of the Fund's securities are valued at amortized cost, which approximates value. If the Fund's portfolio had a remaining weighted average maturity of greater than 90 days the portfolio would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

B. Security Transactions

   Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

C. Investment Income, Expenses and Distributions

   Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities in the Global Fund, the International Growth Fund, the International Small Cap Fund and the Emerging Markets Fund are recorded when the Fund is informed of the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. The Investment Company accounts for the assets of each Fund separately and allocates general expenses of the Investment Company to each Fund based upon the relative net assets of each Fund or the nature of the services performed and their applicability to each Fund. Distributions to shareholders are recorded on the ex-dividend date.

   Dividends received by the Real Estate Securities Fund from its securities may be a return of capital. Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as realized gains.

   Distributions to shareholders made by the California Intermediate Tax-Free Fund during the six months ended April 30, 1999, excluding capital gains distributions, were of tax-exempt income.

D. Income Taxes

   The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in their respective Prospectuses. The portfolio of California Intermediate Tax-Free Fund is composed solely of issues that qualify for tax-exempt status for both federal and State of California income tax purposes.

   Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sale rules, classification of gains/losses related to paydowns and certain futures and options transactions.

   Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


   For Federal income tax purposes, certain funds have capital loss carryovers at October 31, 1998. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryovers expire in eight years. The following funds have capital loss carryovers at October 31, 1998 which expire in 2006.

          Fund                                            Amount
          ----                                            ------
          International Small Cap Fund                $ 2,125,957
          Emerging Markets Fund                         5,018,887
          U.S. Micro-Cap Fund                           5,239,292
          U.S. Small Cap Fund                             765,089
          Real Estate Securities Fund                   2,868,690

E. Accounting Estimates

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. Foreign Currency Translation

   The market values of foreign securities, currency holdings, and other assets and liabilities of the Global Fund, the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund and the Bond Fund are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

   For those Funds which are allowed by the terms of their respective prospectuses to invest in securities and other transactions denominated in foreign currencies, currency gain (loss) will occur when such securities and transactions are translated into U.S. dollars.

   Certain transactions which result in realized currency gain (loss) are reported on the Statements of Operations as Net Realized Gain (Loss) from Foreign Currency Transactions. These are: currency gain (loss) from the sale or maturity of forward currency contracts and from the disposition of foreign currency; and the realization of currency fluctuations between trade and settlement dates on security transactions and between accrual and receipt dates on net investment income.

   Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Activity related to foreign currency futures and options on foreign currency is, likewise, reported under this heading, as these instruments are used to hedge the foreign currency risks associated with investing in foreign securities. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments. Unrealized currency gain (loss) on other net assets is reported under Net Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities in Foreign Currencies.

G. Forward Foreign Currency Contracts

   A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges. Losses may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

   The Funds may and do use forward foreign currency contracts to facilitate the settlement of foreign securities. A commitment by a Fund to purchase a currency forward allows the Fund to have the local currency on hand to settle foreign security purchases on the payment date. Likewise, a commitment to sell a currency forward allows the Fund to take the foreign currency proceeds from the sale of foreign securities and exchange it for U.S. dollars at a predetermined price.

   In addition, the Global Fund, the International Growth Fund and the Bond Fund use such contracts to manage their respective currency exposure. Contracts to receive generally are used to acquire exposure to foreign currencies, while contracts to deliver are used to hedge a fund's investments against currency fluctuations. A contract to receive or deliver can also be used to offset a previous contract. When required, the Funds will segregate assets in an amount sufficient to cover obligations under the hedge contract.

   The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values.

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


   At April 30, 1999, the underlying values for open foreign currency contracts were as follows:

                                                                                                           Net Unrealized
                   To Receive         Foreign          Settlement          Initial                          Appreciation
                  (To Deliver)       Currency             Date              Value        Current Value     (Depreciation)
                  ------------       --------             ----              -----        -------------     --------------

   Global Fund      (4,700,000)  Australian Dollar      05/12/99      $  (3,037,845)    $  (3,108,956)      $   (71,111)
                       310,000   Australian Dollar      05/28/99            202,534           205,062             2,528
                       250,000   Australian Dollar      05/28/99             62,018           165,373             3,355
                       220,000   Australian Dollar      05/28/99            142,360           145,528             3,168
                   (12,200,000)  British Pound          05/12/99        (19,837,200)      (19,637,120)          200,080
                     2,160,400   British Pound          06/30/99          3,485,849         3,475,868            (9,981)
                       250,800   British Pound          06/30/99            403,705           403,512              (193)
                    (2,000,000)  British Pound          07/13/99         (3,212,740)       (3,217,600)           (4,860)
                     9,000,000   Canadian Dollar        05/12/99          5,957,503         6,174,110           216,607
                     9,000,000   Canadian Dollar        05/12/99          6,460,077         6,654,318           194,241
                   (18,700,000)  Canadian Dollar        05/12/99        (12,515,477)      (12,828,428)         (312,951)
                     1,659,500   Canadian Dollar        06/30/99          1,117,057         1,138,750            21,693
                        (2,600)  Danish Krone           05/04/99               (370)             (370)               --
                          (380)  Euro                   05/03/99               (403)             (402)                1
                      (926,470)  Euro                   05/04/99           (979,279)         (979,881)             (602)
                      (926,470)  Euro                   05/04/99           (979,279)         (979,881)             (602)
                     3,600,000   Euro                   05/12/99          3,870,000         3,812,400           (57,600)
                   (58,000,000)  Euro                   05/12/99        (63,708,070)      (61,422,000)        2,286,070
                    (4,700,000)  Euro                   06/04/99         (5,001,458)       (4,984,820)           16,638
                     7,314,600   Euro                   06/30/99          7,869,047         7,771,031           (98,016)
                        14,000   Euro                   07/09/99             14,912            14,854               (58)
                       926,500   Euro                   07/13/99            983,772           983,758               (14)
                       926,500   Euro                   07/15/99            983,897           983,943                46
                  (700,000,000)  Japanese Yen           05/12/99         (5,969,742)       (5,867,561)          102,181
                  (700,000,000)  Japanese Yen           05/12/99         (5,790,053)       (5,867,561)          (77,508)
                (1,000,000,000)  Japanese Yen           05/12/99         (8,528,203)       (8,382,230)          145,973
                (1,000,000,000)  Japanese Yen           05/12/99         (8,271,504)       (8,382,230)         (110,726)
                    55,287,700   Japanese Yen           06/30/99            466,287           466,484               197
                  (284,256,300)  Japanese Yen           06/30/99         (2,428,089)       (2,398,383)           29,706
                   (17,300,000)  New Zealand Dollar     05/12/99         (9,272,800)       (9,673,987)         (401,187)
                    (2,083,000)  New Zealand Dollar     06/11/99         (1,144,296)       (1,165,230)          (20,934)
                    (1,267,000)  Norwegian Krone        06/04/99           (162,197)         (162,176)               21
                       (26,400)  Swedish Krona          05/04/99             (3,144)           (3,131)               13
                   (44,600,000)  Swedish Krona          05/12/99         (5,681,529)       (5,295,969)          385,560
                      (310,000)  Swiss Franc            05/28/99           (206,999)         (204,028)            2,971
                      (220,000)  Swiss Franc            05/28/99           (146,238)         (144,794)            1,444
                      (190,000)  Swiss Franc            05/28/99           (126,087)         (125,049)            1,038
                       323,400   Swiss Franc            06/30/99            213,521           213,620                99
                    (6,680,300)  Swiss Franc            06/30/99         (4,495,794)       (4,412,643)           83,151
                                                                                                            -----------
                                                                                                            $ 2,530,438
                                                                                                            ===========

   Int. Growth Fund    337,889   Australian Dollar      05/03/99        $   220,979    $      223,463       $     2,484
                       340,055   Australian Dollar      07/30/99            211,000           225,007            14,007
                      (333,833)  Australian Dollar      07/30/99           (211,216)         (220,890)           (9,674)
                        (7,820)  British Pound          05/04/99            (12,647)          (12,577)               70
                        (7,708)  British Pound          05/05/99            (12,431)          (12,397)               34
                        46,151   British Pound          05/06/99             74,427            74,223              (204)
                        16,553   British Pound          05/07/99             26,659            26,621               (38)
                        11,916   British Pound          05/10/99             19,191            19,164               (27)
                      (130,987)  British Pound          07/30/99           (211,000)         (139,946)           71,054
                       130,987   British Pound          07/30/99            211,216           139,946           (71,270)

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)

                                                                                                           Net Unrealized
                   To Receive         Foreign          Settlement          Initial                          Appreciation
                  (To Deliver)       Currency             Date              Value        Current Value     (Depreciation)
                  ------------       --------             ----              -----        -------------     --------------
   Int. Growth Fund    (24,241)  British Pound          08/04/99      $     (38,687)    $     (25,899)      $    12,788
    (cont.)            530,855   Canadian Dollar        05/03/99            361,741           363,574             1,833
                       203,108   Euro                   05/03/99            215,416           214,817              (599)
                        93,383   Euro                   05/05/99             99,303            98,766              (537)
                       (10,517)  Euro                   05/05/99            (11,154)          (11,123)               31
                       132,936   Euro                   05/06/99            150,384           140,527            (9,857)
                       225,245   Euro                   05/10/99            255,000           238,174           (16,826)
                       (47,548)  Euro                   07/22/99            (51,000)          (50,515)              485
                        47,548   Euro                   07/22/99             50,765            50,515              (250)
                        36,577   Euro                   08/04/99             38,687            38,895               208
                   (18,877,000)  Japanese Yen           05/06/99           (166,802)         (158,430)            8,372
                    18,877,000   Japanese Yen           05/06/99            171,672           158,431           (13,241)
                   (17,168,700)  Japanese Yen           05/06/99           (150,384)          144,093)            6,291
                    (2,595,760)  Japanese Yen           05/07/99            (21,768)          (21,753)               15
                    24,255,910   Japanese Yen           05/07/99            203,412           203,276              (136)
                    (2,557,261)  Japanese Yen           05/10/99            (21,381)          (21,431)              (50)
                   (38,138,290)  Japanese Yen           05/17/99           (337,000)         (320,248)           16,752
                   (44,842,460)  Japanese Yen           06/04/99           (338,000)         (377,462)          (39,462)
                    44,842,460   Japanese Yen           06/04/99            379,834           377,462            (2,372)
                   (36,929,750)  Japanese Yen           08/02/99           (325,000)         (313,283)           11,717
                   (24,259,170)  Japanese Yen           08/04/99           (221,000)         (205,848)           15,152
                   (42,164,800)  Japanese Yen           08/27/99           (361,000)         (358,910)            2,090
                   (39,936,480)  Japanese Yen           10/13/99           (348,000)         (342,156)            5,844
                        37,712   Singapore Dollar       05/04/99             22,209            22,256                47
                       180,723   Swedish Krona          05/03/99             21,779            21,671              (108)
                                                                                                            -----------
                                                                                                            $     4,623
                                                                                                            ===========

      Bond Fund      1,706,000   New Zealand Dollar     05/14/99      $     914,288    $      954,012       $    39,724
                      (403,000)  New Zealand Dollar     05/14/99           (213,658)         (225,362)          (11,704)
                    (1,208,000)  New Zealand Dollar     05/21/99           (640,470)         (675,598)          (35,128)
                      (793,000)  New Zealand Dollar     06/18/99           (433,640)         (443,612)           (9,972)
                                                                                                            -----------
                                                                                                            $   (17,080)
                                                                                                            ===========

H. Futures

   A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Upon entering into such a contract, the purchaser is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the purchaser agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the purchaser as unrealized gains or losses. When the contract is closed, the purchaser records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The market risk involved in these contracts is in excess of the amounts reflected in the Funds' Statements of Assets and Liabilities since only the change in the underlying values is reflected (as an Asset if appreciated or as a Liability if depreciated) and not the actual underlying values. The Funds use futures contracts to seek appreciation or to reduce principal volatility.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


   At April 30, 1999, the open futures contracts were as follows:

                                                                  Net Unrealized
                                          Contracts  Expiration    Appreciation
                                           To Buy       Date      (Depreciation)
                                           ------       ----      --------------
   Global Fund
   10-yr. U.S. Treasury Note                 26        Jun '99     $  (369,625)
   30-yr. U.S. Treasury Bond                 22        Jun '99         (25,438)
   CAC 40 10 Euro Index Future               41        Jun '99          60,295
   Canadian 10-yr Bond Future                3         Jun '99          (2,493)
   DAX Index Future                          33        Jun '99         198,944
   Euro Bond Future                          30        Jun '99          (1,174)
   Euro Notional 10-yr. Bond Future          14        Jun '99            (963)
   Japanese 10-yr. Bond Future (SIMEX)       1         Jun '99           5,571
   Long Gilt Future                          10        Jun '99          (9,516)
   New FTSE 100 Index Future                 20        Jun '99          33,490
   Nikkei 300 Index Future (Osaka)           98        Jun '99         (23,982)
   S&P 500 Index                            240        Jun '99       1,113,380
   TOPIX Index Future                        22        Jun '99         (20,902)
   Toronto 35 Index Future                   7         Jun '99         (14,180)
                                                                   -----------
                                                       Jun '99     $   943,407
                                                                   ===========
   Growth Fund
   S&P 500 Index                             67        Jun '99         378,180
                                                                   -----------
                                                                   $   378,180
                                                                   ===========
   Bond Fund
   10-yr U.S. Treasury Note                  148       Jun '99         (10,016)
   30-yr U.S. Treasury Bond                  10        Jun '99         (15,313)
   90-Day Euro Dollar                        16        Dec '99         (15,988)
   90-Day Euro Dollar                        16        Mar '00         (20,625)
   90-Day Euro Dollar                        16        Jun '00         (21,738)
   90-Day Euro Dollar                        19        Sep '00         (21,175)
   90-Day Euro Dollar                         3        Mar '01             526
   90-Day Euro Dollar                         3        Jun '01             339
   90-Day Euro Dollar                        10        Sep '01               6
   Municipal Bond                            100       Jun '99         (12,500)
                                                                   -----------
                                                                   $  (116,484)
                                                                   ===========

   At April 30,  1999,  $4,565,000,  $1,540,000  and  $920,000 par value of U.S.
   Treasury Bills for the Global Fund, Growth Fund and Bond Fund, respectively, were held by brokers to satisfy the initial margin requirements related to these contracts.

I. Securities Lending

   All the Funds are authorized to make loans of their portfolio securities to broker-dealers or to other institutional investors up to 331 1/43% of their respective net assets. The borrower must maintain with the Funds' custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued but unpaid distributions. The collateral is invested in a money market fund that meets the criteria of Rule 2a-7 of the 1940 Act. At April 30, 1999, the Funds had no loans outstanding.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Investment Advisor

   The Funds each have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                               Advisory Fee                             Administrative Fee
   Global Fund                              0.60% on all net assets                 0.15% on all net assets
   International Growth Fund*               1.00% on all net assets                 0.15% on all net assets
   International Small Cap Fund*            1.25% on all net assets                 0.15% on all net assets
   Emerging Markets Fund*                   1.00% on all net assets                 0.15% on all net assets
   U.S. Micro-Cap Fund                      2.50% on first $30 million                        --
                                            2.00% on next $70 million
                                            1.50% on balance over $100 million
   U.S. Small Cap Fund*                     1.00% on all net assets                 0.15% on all net assets
   Growth Fund                              0.50% on all net assets                 0.15% on all net assets
   Real Estate Securities Fund*             1.00% on all net assets                           --
   Bond Fund*                               0.40% on all net assets                 0.15% on all net assets
   Money Market Fund*                       0.30% on first $50 million              0.15% on all net assets
                                            0.20% on balance over $50 million
   California Intermediate Tax-Free Fund*   0.40% on first $25 million              0.15% on all net assets
                                            0.35% on next $25 million
                                            0.30% on next $50 million
                                            0.25% on next $50 million
                                            0.20% on balance over $150 million

   *The Advisor has voluntarily waived and/or reimbursed some of its fees for these Funds. The waivers are voluntary and may be changed in the future. For the Bond Fund and the Money Market Fund, all fees waived in the past cannot be recouped in the future.

   Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fremont Funds. All fees charged by IFTC are paid by the Funds, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Funds held by IFTC as custodian.

   Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under each Fund's Financial Highlights table.

   For the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

   For the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund the Advisor has voluntarily limited the total operating expenses to 1.50% of average net assets. For the six months ended April 30, 1999, the Advisor reimbursed expenses of $43,951, $43,326, $60,431, $41,176 and
   $34,668, respectively, for the International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund. The Advisor has not recouped prior period expense waivers and reimbursements of $18,688, $14,206, $95,533 and $135,255, respectively, from the International Growth Fund, the International Small Cap Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund as of April 30, 1999.

   For the Bond Fund, the Advisor has voluntarily waived 0.05% out of the 0.15% administrative free beginning on March 1, 1999. Prior to March 1, 1999, the Advisor voluntarily waived 0.10% out of the 0.15% administrative fee. For the six months ended April 30, 1999, the Advisor waived administrative fees of $89,237 for the Bond Fund.

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


   For the Money Market Fund, the Advisor voluntarily waived the entire administrative fee until February 28, 1999. Beginning on March 1, 1999, the administrative fee waiver was removed. For the four months ended February 28, 1999, the Advisor waived administrative fees of $357,340 for the Money Market Fund.

   For the California Intermediate Tax-Free Fund, the Advisor has voluntarily limited the total operating expenses to 0.49% of average net assets beginning March 1, 1999. Prior to March 1, 1999, the Advisor voluntarily reduced the advisory and administrative fees to 0.30% and 0.005%, respectively, of average net assets. For the six months ended April 30, 1999, the Advisor waived advisory and administrative fees of $12,329 and $33,984, respectively, for the California Intermediate Tax-Free Fund.

   Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund.

   Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors.

   Each Fund is also required to comply with the expense limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the six months ended April 30, 1999, no reimbursements were required or made to any Fund by the Advisor to comply with these limitations.

   Affiliated Company Transactions

   Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by a Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who is an affiliate during the six months ended April 30, 1999, follows:

                                              Share    Aggregate   Aggregate       Net                   Share
                                             Balance   Purchase      Sales      Realized                Balance     Value
   Issuer                                   10/31/98     Cost         Cost     Gain/(Loss)    Income    4/30/99    4/30/99
                                             -------  ----------  -----------  -----------   --------   -------  -----------
   MDSI Mobile Data Solutions, Inc.          337,700  $  148,846  $ 1,170,273  $  (295,068)  $     --   272,800  $ 4,774,000
   Northern Technologies International Corp. 171,600  $  159,861  $        --  $        --   $ 25,740   197,400  $ 1,184,400
   Richey Electronics, Inc.                  206,200  $       --  $ 2,165,100  $   164,813   $     --        --  $        --
   V-One Corp.                               561,400  $       --  $ 1,246,163  $(2,369,232)  $     --        --  $        --
                                                      -----------------------------------------------            -----------
                                                      $  308,707  $ 4,581,536  $(2,499,487)  $ 25,740            $ 5,958,400
                                                      ===============================================            ===========

   Other Related Parties

   At April 30, 1999, Fremont Investors, Inc., and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:


                                              % of Shares
                                               Outstanding
                                               -----------
   Global Fund                                     62%
   International Growth Fund                       84%
   International Small Cap Fund                    14%
   Emerging Markets Fund                           55%
   U.S. Small Cap Fund                             53%
   Growth Fund                                     30%
   Real Estate Securities Fund                      1%
   Bond Fund                                       70%
   Money Market Fund                               84%
   California Intermediate Tax-Free Fund           70%


   Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


3. ORGANIZATION COSTS

   Costs incurred by each Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4. PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

   Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 1999 were as follows:

                                                                   Purchases           Proceeds
                                                                   ---------           --------
   Long-term securities excluding U.S. Government securities:
   Global Fund                                                  $ 297,280,807       $ 315,822,955
   International Growth Fund                                       13,713,030          23,603,280
   International Small Cap Fund                                     3,625,929           1,263,122
   Emerging Markets Fund                                            3,096,114           2,317,429
   U.S. Micro-Cap Fund                                            130,914,699         129,930,238
   U.S. Small Cap Fund                                             11,987,459           9,381,562
   Growth Fund                                                     43,561,270          86,162,672
   Real Estate Securities Fund                                     29,464,076          30,766,530
   Bond Fund                                                       85,858,324          28,620,188
   California Intermediate Tax-Free Fund                            6,024,298             991,170

   Long-term U.S. Government securities:
   Global Fund                                                   $ 27,912,583        $ 26,795,918
   Bond Fund                                                      349,482,970         302,400,833

   Transactions in written put and call options for the six months ended April 30, 1999 for the Bond Fund were as follows:

                                                      Amount of Premiums      Number of Contracts
                                                      ------------------      -------------------

   Options outstanding at October 31, 1998               $       --                    --
   Options sold                                             237,245                 2,547
   Options cancelled in closing purchase transactions            --                    --
   Options expired prior to exercise                        (27,876)                 (113)
   Options exercised                                             --                    --
                                                         ----------                 -----
   Options outstanding at April 30, 1999                 $  209,369                 2,434
                                                         ==========                 =====

   The following written options were outstanding at April 30, 1999:

                                                                        Number of    Exercise    Expiration
                       Name of Issuer                                   Contracts      Price         Date       Value
                       --------------                                   ---------      -----         ----       -----

   Call Options:       CBOT June 99 30-year U.S. Treasury Bond Futures      31        126.00       05/22/99    $   969
                       CBOT June 99 30-year U.S. Treasury Bond Futures      46        128.00       05/22/99        719
                       CBOT June 99 30-year U.S. Treasury Bond Futures      42        130.00       05/22/99        656
                       OTC U.S.Treasury Note, 4.750%, 02/15/04           1,100         99.81       08/20/99     33,220

   Put Options:        CBOT June 99 30-year U.S. Treasury Bond Futures      73        116.00       05/22/99     $7,984
                       CBOT June 99 30-year U.S. Treasury Bond Futures      42        118.00       05/22/99     11,813
                       OTC U.S.Treasury Note, 4.750%, 02/15/04           1,100         97.05       08/20/99     55,880

   CBOT - Chicago Board of Trade
   OTC - Over the Counter

   The Bond Fund received premiums of $ 209,369 on these contracts and has an unrealized gain of $98,128. The total notional value underlying these contracts is $45,400,000.


                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
           NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)


5. PORTFOLIO CONCENTRATIONS

   There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments, industries or countries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

   At April 30, 1999, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on that cost were as follows:

                                                                   Gross Aggregate Unrealized
                                                                   --------------------------
                                                    Cost         Appreciation      Depreciation          Net
                                                    ----         ------------      ------------          ---
   Global Fund                                 $ 635,517,186     $ 61,715,329     $ (21,934,255)    $ 39,781,074
   International Growth Fund                      34,549,913        6,578,220        (1,219,847)       5,358,373
   International Small Cap Fund                    8,697,165        1,435,102        (1,556,595)        (121,493)
   Emerging Markets Fund                           9,599,598        1,655,316        (1,670,184)         (14,868)
   U.S. Micro-Cap Fund                           166,504,001       27,367,219       (13,248,415)      14,118,804
   U.S. Small Cap Fund                            11,493,009        2,338,882          (919,766)       1,419,116
   Growth Fund                                   114,774,271       29,089,401        (2,708,625)      26,380,776
   Real Estate Securities Fund                    35,243,623        1,258,781        (2,989,661)      (1,730,880)
   Bond Fund                                     293,318,898        2,656,487        (1,963,614)         692,873
   Money Market Fund                             732,187,809               --                --               --
   California Intermediate Tax-Free Fund          64,167,337        3,746,388           (39,037)       3,707,351

7. LINE OF CREDIT

   The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. Each Fund's borrowings cannot exceed 20% of each Fund's net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. Each Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At April 30, 1999, there were no such borrowings outstanding.

8. SIGNIFICANT EVENTS

   The Fremont Select Fund ceased operation effective March 31, 1999. The Fremont Select Fund was reorganized and merged all of its assets into the Fremont Global Fund. This merger was accomplished by a tax-free exchange of 300,356 shares of the Fremont Global Fund for investments with a market value and cost of $4,058,325 and $4,151,946, respectively, and other assets of $206,329.

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80  FREMONT MUTUAL FUNDS
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